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TCW GALILEO FUNDS
OCTOBER 31, 2002

[GRAPHIC]

ANNUAL REPORT
U.S. EQUITIES


AGGRESSIVE GROWTH EQUITIES
CONVERTIBLE SECURITIES
DIVERSIFIED VALUE
EARNINGS MOMENTUM
FOCUSED LARGE CAP VALUE
GROWTH INSIGHTS
HEALTH SCIENCES
INCOME + GROWTH
LARGE CAP GROWTH
LARGE CAP VALUE
OPPORTUNITY
SELECT EQUITIES
SMALL CAP GROWTH
SMALL CAP VALUE
TECHNOLOGY
VALUE OPPORTUNITIES


[TCW GALILEO FUNDS INC. LOGO]
TCW GALILEO FUNDS INC.
THE POWER OF INDEPENDENT THINKING(TM)

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TCW GALILEO FUNDS, INC.
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U.S. EQUITIES
TABLE OF CONTENTS                                               OCTOBER 31, 2002

Letter to Shareholders............................    1

Management Discussions............................    2

Schedules of Investments:
  TCW Galileo Aggressive Growth Equities Fund.....   39
  TCW Galileo Convertible Securities Fund.........   42
  TCW Galileo Diversified Value Fund..............   47
  TCW Galileo Earnings Momentum Fund..............   49
  TCW Galileo Focused Large Cap Value Fund........   53
  TCW Galileo Growth Insights Fund................   55
  TCW Galileo Health Sciences Fund................   57
  TCW Galileo Income + Growth Fund................   59
  TCW Galileo Large Cap Growth Fund...............   62
  TCW Galileo Large Cap Value Fund................   65
  TCW Galileo Opportunity Fund....................   68
  TCW Galileo Select Equities Fund................   73
  TCW Galileo Small Cap Growth Fund...............   75
  TCW Galileo Small Cap Value Fund................   79
  TCW Galileo Technology Fund.....................   84
  TCW Galileo Value Opportunities Fund............   86

Statements of Assets and Liabilities..............   89

Statements of Operations..........................   93

Statements of Changes in Net Assets...............   98

Notes to Financial Statements.....................  106

Financial Highlights..............................  122

Independent Auditors' Report......................  147

Tax Information Notice............................  148

Directors and Officers............................  149

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TO OUR SHAREHOLDERS

We are pleased to submit the October 31, 2002 annual reports for the TCW Galileo Funds. On the following pages we have provided a discussion and analysis of each fund's investment performance as well as graphical analysis since inception.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds. In addition, TCW carefully monitors each Fund's overall expense ratio to maintain their competitiveness.

The Galileo Mutual Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front end loads, or deferred sales charges.

We thank you for your support and look forward to assisting you in reaching your financial goals. Please call our Shareholders Services Department at
(800) FUND-TCW (386-3829) or visit our website at www.tcw.com if you have any questions or would like further information on the TCW Galileo Funds.

/s/ Marc I. Stern

Marc I. Stern
Chairman of the Board

December 4, 2002

1
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TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
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MANAGEMENT DISCUSSIONS

The TCW Galileo Aggressive Growth Equities Fund (the "Fund") returned a negative 23.08% for the fiscal year ended October 31, 2002 for its I Class shares. The S&P 400 Midcap Index was negative 4.78% for the same period. For the N
Class shares, the return was negative 23.41%. The performance of the Fund's two classes varies because of differing expenses.

The twelve months ended October 31, 2002 proved to be the "Perfect Storm" for U.S. equity markets. A variety of events combined to deliver the second terrible year in a row for stocks. Three pillars of fear drove the market lower. First were the continuing accounting scandals rocking the market. As it turned out, Enron was only the tip of the iceberg. Outright fraud at Adelphia and Worldcom as well as overly aggressive accounting at Xerox proved that any company, no matter how large or venerable, may have succumbed to the temptation to inflate earnings. This is not to suggest that every company is guilty of "cooking the books" as we still firmly believe that the vast majority of firms abide by reasonable accounting standards. The problem is that the penalty for shareholders is so high for owning one of these stocks that any hint of a problem will result in wholesale dumping of the affected company's shares. This creates an incentive on the part of short sellers to spread malicious rumors about many companies in an effort to drive the stock price down short term.

A second issue the market had to deal with was the continued uncertainty regarding future terrorist attacks. The nation faced regular warnings of imminent threats, the Middle East remained a powder keg, and the U.S. seemed destined to go to war with Iraq. While this does not have a direct affect on company performance, bad news and uncertainty do create the kind of environment in which people are hesitant to make investments. No one can predict what will happen next. We would just like to point out the U.S. has overcome every threat to its national security in the past and faces this challenge with the entire industrialized world behind us. Countries such as Germany, Japan and even Russia all recognize the threat to world stability posed by modern terror. While disinvesting seems like a rational short-term response to this uncertainty, it is difficult to see a scenario where terrorists can upset the huge yearning on the part of most people for economic advancement.

The economy was the most significant factor bludgeoning the markets during the past twelve months. It now seems clear that the nascent economic recovery of early 2002 has fizzled. What is not clear is whether the U.S. economy is headed for a "double-dip" recession or just tepid (below full potential) economic growth for the next few quarters. The two thirds of the economy that is the consumer segment weakened in recent months, despite the ongoing refinancing wave putting more cash in consumer's wallets and a slight drop in unemployment. Consumer confidence fell from its June peak, followed by a disappointing back-to-school selling season and lowered sales guidance from large retailers such as Wal-Mart. The conclusion of the markets seemed to be that with a weakening consumer and little increase in corporate capital spending, the economy was likely to weaken.

The result of these three pillars of concern was a broad based wholesale selling of stocks. What is evident in recent months is that no sector of the market is immune. Value stocks as well as growth stocks weakened over the summer. The weak dollar shows that foreigners disinvested in the U.S. in general rather than avoiding any particular sector. By early October sentiment among investors was as negative as it had been in over thirty years. These are precisely the conditions that characterize a market bottom. While hesitant to predict an exact bottom, we can say with confidence that investors seem to have capitulated in early October.

It is easy to forget that core operating earnings for the S&P500 have actually grown in 2002. Coincident with this, government statistics showed a slight uptick in corporate investment spending. The weakening consumer casts some doubt on the likelihood of these positive trends continuing into the fourth quarter. Certainly in our daily discussions with the senior managers at
2
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our portfolio companies we detect a strong resistance to spending dear capital on new initiatives. The technology industry remains most impacted by this unwillingness of companies to invest. When one couples these forces with the looming war with Iraq, the seemingly unending stories of corporate malfeasance, and July's spike in mutual fund redemptions, it is little wonder the markets had such a rough year.

We believe this "gloom and doom" view has created an opportunity for aggressive growth investors like ourselves. First, we strongly believe the best values to be found in the market today are in the growth areas of the economy. In technology, semiconductor stocks are trading near what we consider trough valuations. Many software stocks are trading for not much more than cash on their balance sheets. In the consumer sector, many stocks are already discounting a consumer recession, even though such an outcome is far from certain, especially given the ongoing refinancing boom. Overall, growth stocks look cheaper to us than they have in many years, both relative to their earnings and cash flows, but also relative to other asset classes such as fixed income.

Second, we believe the outlook for the earnings of our companies is nowhere as bleak as current market conditions would suggest. Clearly, the risk of a double dip recession is not insignificant. Most of the bottoms-up signs we are seeing, however, suggest an economy that is bumping along the bottom, not deteriorating. Sectors such as telecom services remain in a deep recession, from which they will not likely recover in the foreseeable future. We have, however, limited our exposure to sectors such as this. We believe most of our companies are attractively valued given their current revenues and profitability (which in most cases has stabilized), implying that investors are essentially getting their future growth prospects for free.

The portfolio has been thoroughly scrubbed, largely eliminating companies with risky balance sheets and questionable earnings quality. Such companies are the types of "value traps" currently bedeviling many investors. Business may be very tough for many of our portfolio companies (as it is for most of corporate America), but by and large our companies have little debt, strong cash positions, and the management teams and products to take market share despite the tough times.

We realize that the Fund's performance remains very difficult. We are responding to these challenges as we always have: Sticking to our tried and true investment discipline and positioning the portfolio for a growing economy. Despite our difficult performance, we remain very optimistic about the future for the U.S. equity markets and the portfolio. The combination of stabilizing fundamentals and the lowest valuations in recent memory positions us, we believe, to participate fully in a market recovery.

We thank you for your continued patience and support.

3
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TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
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MANAGEMENT DISCUSSIONS (CONTINUED)

             TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year  5-Year  Since Inception
(23.08)%                            (26.01)%   1.59%            9.86%

          FUND    S&P MIDCAP 400 W/INCOME
Nov 94   $24,343                  $23,873
Dec 94   $25,605                  $24,092
Jan 95   $25,246                  $24,342
Feb 95   $26,481                  $25,618
Mar 95   $27,627                  $26,062
Apr 95   $27,448                  $26,586
May 95   $27,821                  $27,227
Jun 95   $30,517                  $28,336
Jul 95   $33,799                  $29,814
Aug 95   $34,615                  $30,366
Sep 95   $36,555                  $31,102
Oct 95   $38,194                  $30,302
Nov 95   $39,697                  $31,625
Dec 95   $41,137                  $31,546
Jan 96   $41,758                  $32,004
Feb 96   $42,991                  $33,089
Mar 96   $45,196                  $33,486
Apr 96   $50,101                  $34,508
May 96   $52,178                  $34,975
Jun 96   $49,778                  $34,450
Jul 96   $43,986                  $32,120
Aug 96   $46,177                  $33,973
Sep 96   $49,882                  $35,454
Oct 96   $47,952                  $35,556
Nov 96   $48,213                  $37,559
Dec 96   $46,230                  $37,601
Jan 97   $47,743                  $39,012
Feb 97   $42,055                  $38,702
Mar 97   $36,994                  $37,052
Apr 97   $37,829                  $38,013
May 97   $43,516                  $41,337
Jun 97   $45,655                  $42,498
Jul 97   $50,247                  $46,705
Aug 97   $48,942                  $46,649
Sep 97   $53,116                  $49,330
Oct 97   $49,047                  $47,184
Nov 97   $49,099                  $47,883
Dec 97   $52,073                  $49,742
Jan 98   $50,977                  $48,795
Feb 98   $56,247                  $52,837
Mar 98   $60,369                  $55,220
Apr 98   $61,151                  $56,227
May 98   $57,499                  $53,698
Jun 98   $65,482                  $54,036
Jul 98   $63,447                  $51,941
Aug 98   $49,985                  $42,273
Sep 98   $57,551                  $46,219
Oct 98   $59,220                  $50,349
Nov 98   $70,021                  $52,861
Dec 98   $85,034                  $59,248
Jan 99   $98,265                  $56,942
Feb 99   $94,502                  $53,960
Mar 99  $109,262                  $55,468
Apr 99  $118,260                  $59,843
May 99  $110,438                  $60,103
Jun 99  $121,141                  $63,321
Jul 99  $109,850                  $61,976
Aug 99  $114,496                  $59,851
Sep 99  $117,025                  $58,004
Oct 99  $131,021                  $60,959
Nov 99  $152,310                  $64,159
Dec 99  $193,529                  $67,972
Jan 00  $190,266                  $66,057
Feb 00  $233,476                  $70,680
Mar 00  $216,245                  $76,595
Apr 00  $186,284                  $73,920
May 00  $165,203                  $72,998
Jun 00  $202,669                  $74,071
Jul 00  $192,355                  $75,241
Aug 00  $222,641                  $83,641
Sep 00  $211,414                  $83,068
Oct 00  $183,608                  $80,251
Nov 00  $129,106                  $74,194
Dec 00  $129,078                  $79,870
Jan 01  $136,699                  $81,646
Feb 01  $100,364                  $76,986
Mar 01   $81,652                  $71,262
Apr 01  $102,269                  $79,124
May 01  $101,044                  $80,967
Jun 01  $100,295                  $80,639
Jul 01   $90,566                  $79,437
Aug 01   $79,338                  $76,839
Sep 01   $60,286                  $67,281
Oct 01   $68,996                  $70,257
Nov 01   $79,814                  $75,483
Dec 01   $84,305                  $79,382
Jan 02   $81,584                  $78,970
Feb 02   $73,079                  $79,068
Mar 02   $78,999                  $84,719
Apr 02   $71,854                  $84,324
May 02   $66,479                  $82,901
Jun 02   $56,817                  $76,834
Jul 02   $50,693                  $69,391
Aug 02   $49,264                  $69,740
Sep 02   $46,406                  $64,121
Oct 02   $53,075                  $66,897

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/94

             TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                             3-Year  Since Inception
(23.41)%                         (26.33)%         (14.87)%

         FUND   S&P MIDCAP 400 W/INCOME
Mar 99  $2,311                   $2,056
Apr 99  $2,502                   $2,218
May 99  $2,336                   $2,228
Jun 99  $2,563                   $2,347
Jul 99  $2,324                   $2,297
Aug 99  $2,422                   $2,218
Sep 99  $2,475                   $2,150
Oct 99  $2,770                   $2,259
Nov 99  $3,220                   $2,378
Dec 99  $4,091                   $2,519
Jan 00  $4,020                   $2,448
Feb 00  $4,932                   $2,620
Mar 00  $4,567                   $2,839
Apr 00  $3,933                   $2,740
May 00  $3,487                   $2,706
Jun 00  $4,277                   $2,745
Jul 00  $4,058                   $2,789
Aug 00  $4,696                   $3,100
Sep 00  $4,458                   $3,079
Oct 00  $3,870                   $2,975
Nov 00  $2,720                   $2,750
Dec 00  $2,717                   $2,960
Jan 01  $2,877                   $3,026
Feb 01  $2,112                   $2,854
Mar 01  $1,717                   $2,641
Apr 01  $2,149                   $2,933
May 01  $2,123                   $3,001
Jun 01  $2,106                   $2,989
Jul 01  $1,901                   $2,944
Aug 01  $1,665                   $2,848
Sep 01  $1,265                   $2,494
Oct 01  $1,446                   $2,604
Nov 01  $1,672                   $2,798
Dec 01  $1,765                   $2,942
Jan 02  $1,708                   $2,927
Feb 02  $1,530                   $2,931
Mar 02  $1,652                   $3,140
Apr 02  $1,504                   $3,126
May 02  $1,392                   $3,073
Jun 02  $1,188                   $2,848
Jul 02  $1,060                   $2,572
Aug 02  $1,030                   $2,585
Sep 02    $969                   $2,377
Oct 02  $1,108                   $2,480

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

4
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TCW GALILEO CONVERTIBLE SECURITIES FUND
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MANAGEMENT DISCUSSIONS

The TCW Galileo Convertible Securities Fund (the "Fund") produced a negative return of 17.54% for the fiscal year ended October 31, 2002. The return for the First Boston Convertible Securities Index was a negative 9.62% for the same period.

During the year, the convertible market struggled with a combination of negative events, including concerns over corporate governance, a weakening dollar, valuation issues, terrorist attacks, tension in the Middle East and the possibility of war with Iraq. In addition, credit spread widening and poor corporate earnings also undermined convertible valuations.

The performance of the Fund was worse than that of the index. The underperformance was caused primarily by two factors. First, during the year, we had been positioning the Fund to take advantage of an improving stock market. This has included selling convertibles with high conversion premiums (less equity sensitive) and buying convertibles with lower conversion premiums. Secondly, the Fund's performance was negatively impacted by holdings in media, telecommunications and utilities. The threat of re-regulation of radio stations combined with the fraud committed by Adelphia Communications caused an increase in investors' perception of risk for many media companies. The unanticipated severe drop in telecommunication profitability and growth negatively impacted suppliers and providers. And finally, continued financing issues and near-term over-capacity of generating plants hurt utility equities.

The profile of the convertible market has changed significantly since the peak of the stock market in March of 2000. At that time, the average convertible security had a relatively low conversion premium and a high premium-over-investment value. Well into the third year of a bear market, the opposite is true. Today, roughly two-thirds of convertible securities are bond equivalents. The average premium-over-investment value is low while the current yield, yield to put/maturity and conversion premium are high. On average, convertibles do not have the same sensitivity to a recovery in the stock market as they have had in past cycles. If we get a V-shaped recovery in the stock market, then convertible performance could lag equity returns by a significant margin. If, however, we have a more saucer shaped recovery with 3-5 year returns compounding at 8%-10%, then convertibles should provide very competitive performance to equities due to the combination of a high current yield and modest exposure to both a rising equity market and tightening credit spreads.

CONVERTIBLE MARKET PROFILE

TRADING ATTRIBUTE               9/30/02  9/30/01  3/30/01  3/31/00
-----------------               -------  -------  -------  -------
Current Yield*                   6.79%   6.20%    5.98%     4.46%
Yield to Put/Maturity            9.53%   7.44%    7.56%     6.76%
Conversion Premium              170.2%   88.3%    54.8%     26.5%
Premium Over Investment Value    21.5%   30.4%    56.7%    147.3%

  *  Excluding zero coupon bonds                                         Source:
     Morgan Stanley

During the year, the new issue market was relatively robust, however, issuance did slow appreciably during the last five months of the year. For the 12 months, a total of 147 issues were brought to market with a net value of $67.6 billion. Roughly 50% of the issuance was investment grade with the remainder non-investment grade not rated. In addition, approximately 60% of the issuance was either cash-pay or zero coupon bonds with the remaining 40% convertible preferred stocks. While issuance has been slow the past few months, we would anticipate an increase as the financial markets stabilize in the months ahead.

With the third quarter's decline under "its belt", the equity market seems to have discounted most of the bad news. The economy remains mixed and at the margin is weaker than just a few months ago with the consumer finally showing signs of fatigue. Terrorism is still a threat as was
5
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TCW GALILEO CONVERTIBLE SECURITIES FUND
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MANAGEMENT DISCUSSIONS (CONTINUED)
demonstrated by the bombing in Bali and eventually the U.S. will probably be at war with Iraq. However, there are reasons for optimism and, as we all know, the market usually rises when the news is still bleak and lately . . . the news has been pretty bleak. So here we go again . . . if the market has not reached a bottom, it is close. Here are a few reasons we believe the market should do better during the next year.

    - Corporate earnings have been improving for 3 straight quarters.

    - Equity market valuations appear reasonable relative to interest rates and inflation.

    - Equity mutual fund outflows during the third quarter may be a sign of individual investor capitulation.

    - There is a mountain of cash on the sidelines.

    - This has been the most severe bear market since the Great Depression in terms of magnitude and duration.

    - Corporate insiders are buying twice as many shares as they are selling.

    - Short interest is at record levels.

    - The median return on the S&P 500 in the third year of the presidential cycle is 22.8%.

While we believe the stock market has seen its lows, we recognize this market is unpredictable and is suffering from a lack of confidence. Although we have positioned the Fund more aggressively than the convertible indices, it should provide significant protection if there are further declines in stocks.

                    TCW GALILEO CONVERTIBLE SECURITIES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  5-Year  10-Year  Since Inception
(17.54)%                            (7.59)%   0.98%    7.49%            8.90%

          FUND    FIRST BOSTON CONV. SEC. INDEX
Jan 89   $26,111                        $26,124
Feb 89   $26,131                        $26,118
Mar 89   $26,404                        $26,457
Apr 89   $27,284                        $27,347
May 89   $27,829                        $27,902
Jun 89   $27,747                        $27,698
Jul 89   $28,614                        $28,493
Aug 89   $29,513                        $29,120
Sep 89   $29,417                        $28,866
Oct 89   $28,495                        $27,954
Nov 89   $28,834                        $28,409
Dec 89   $29,054                        $28,441
Jan 90   $27,727                        $27,309
Feb 90   $27,882                        $27,670
Mar 90   $28,322                        $28,092
Apr 90   $27,694                        $27,466
May 90   $29,472                        $28,799
Jun 90   $29,554                        $28,764
Jul 90   $29,487                        $28,508
Aug 90   $28,097                        $26,866
Sep 90   $26,569                        $25,692
Oct 90   $24,939                        $24,731
Nov 90   $26,559                        $25,941
Dec 90   $27,284                        $26,483
Jan 91   $28,657                        $27,672
Feb 91   $30,664                        $29,323
Mar 91   $31,263                        $30,042
Apr 91   $31,627                        $30,345
May 91   $32,527                        $31,243
Jun 91   $31,682                        $30,371
Jul 91   $32,984                        $31,526
Aug 91   $34,114                        $32,702
Sep 91   $34,007                        $32,643
Oct 91   $34,704                        $33,113
Nov 91   $34,192                        $32,315
Dec 91   $36,363                        $34,193
Jan 92   $36,859                        $35,181
Feb 92   $37,689                        $36,078
Mar 92   $37,195                        $35,818
Apr 92   $37,338                        $36,251
May 92   $38,029                        $36,883
Jun 92   $37,752                        $36,712
Jul 92   $38,754                        $37,626
Aug 92   $38,602                        $37,390
Sep 92   $39,288                        $38,137
Oct 92   $39,489                        $38,229
Nov 92   $40,779                        $39,334
Dec 92   $41,659                        $40,207
Jan 93   $42,979                        $41,461
Feb 93   $43,010                        $41,602
Mar 93   $44,510                        $43,150
Apr 93   $44,350                        $43,138
May 93   $45,352                        $43,892
Jun 93   $45,742                        $44,309
Jul 93   $45,788                        $44,765
Aug 93   $47,560                        $45,991
Sep 93   $47,978                        $46,511
Oct 93   $49,211                        $47,609
Nov 93   $48,566                        $46,889
Dec 93   $50,033                        $47,663
Jan 94   $51,744                        $49,031
Feb 94   $51,125                        $48,251
Mar 94   $48,781                        $46,283
Apr 94   $47,998                        $45,440
May 94   $48,007                        $45,540
Jun 94   $47,230                        $45,025
Jul 94   $47,852                        $46,295
Aug 94   $49,269                        $47,207
Sep 94   $48,846                        $46,372
Oct 94   $48,636                        $46,771
Nov 94   $47,288                        $45,073
Dec 94   $46,676                        $45,416
Jan 95   $46,779                        $45,357
Feb 95   $47,853                        $46,840
Mar 95   $49,336                        $48,077
Apr 95   $50,600                        $49,168
May 95   $51,632                        $50,619
Jun 95   $53,293                        $52,461
Jul 95   $55,478                        $54,323
Aug 95   $55,733                        $54,894
Sep 95   $56,539                        $55,712
Oct 95   $54,899                        $54,001
Nov 95   $56,974                        $55,880
Dec 95   $57,230                        $56,187
Jan 96   $58,386                        $57,429
Feb 96   $59,904                        $58,974
Mar 96   $60,036                        $59,470
Apr 96   $61,180                        $60,855
May 96   $62,173                        $62,212
Jun 96   $61,098                        $60,738
Jul 96   $58,524                        $58,369
Aug 96   $61,348                        $60,540
Sep 96   $63,864                        $62,120
Oct 96   $63,110                        $62,506
Nov 96   $65,647                        $64,456
Dec 96   $65,828                        $63,966
Jan 97   $67,605                        $66,000
Feb 97   $66,157                        $65,657
Mar 97   $64,577                        $64,298
Apr 97   $64,843                        $64,947
May 97   $68,032                        $67,955
Jun 97   $71,554                        $69,932
Jul 97   $74,711                        $73,764
Aug 97   $74,846                        $73,822
Sep 97   $78,541                        $76,938
Oct 97   $77,455                        $74,830
Nov 97   $77,658                        $74,381
Dec 97   $78,506                        $74,797
Jan 98   $79,244                        $74,775
Feb 98   $83,887                        $78,117
Mar 98   $86,541                        $80,937
Apr 98   $86,392                        $81,657
May 98   $84,609                        $79,306
Jun 98   $85,426                        $79,718
Jul 98   $84,827                        $77,901
Aug 98   $74,570                        $68,342
Sep 98   $76,591                        $69,463
Oct 98   $79,537                        $71,956
Nov 98   $84,069                        $75,389
Dec 98   $88,335                        $79,693
Jan 99   $92,477                        $82,283
Feb 99   $89,689                        $79,428
Mar 99   $91,840                        $82,796
Apr 99   $94,649                        $86,150
May 99   $93,927                        $85,357
Jun 99   $98,904                        $89,036
Jul 99   $97,772                        $87,861
Aug 99   $97,610                        $88,124
Sep 99   $98,420                        $88,353
Oct 99  $103,064                        $91,410
Nov 99  $110,885                        $98,431
Dec 99  $122,824                       $113,392
Jan 00  $125,931                       $111,679
Feb 00  $139,598                       $123,405
Mar 00  $143,769                       $120,752
Apr 00  $138,136                       $114,859
May 00  $129,016                       $108,702
Jun 00  $142,696                       $115,768
Jul 00  $137,921                       $112,271
Aug 00  $151,525                       $120,905
Sep 00  $144,949                       $119,188
Oct 00  $137,688                       $113,716
Nov 00  $117,811                        $99,945
Dec 00  $121,209                       $104,513
Jan 01  $132,854                       $110,677
Feb 01  $116,022                       $102,188
Mar 01  $109,671                        $98,029
Apr 01  $118,668                       $104,635
May 01  $116,204                       $104,039
Jun 01  $113,956                       $102,072
Jul 01  $109,948                       $100,061
Aug 01  $104,856                        $97,500
Sep 01   $94,999                        $90,841
Oct 01   $98,623                        $93,103
Nov 01  $105,652                        $96,398
Dec 01  $107,830                        $97,806
Jan 02  $104,942                        $96,550
Feb 02  $100,500                        $93,650
Mar 02  $104,942                        $97,654
Apr 02  $101,127                        $95,754
May 02   $97,871                        $94,836
Jun 02   $88,556                        $89,382
Jul 02   $80,144                        $83,798
Aug 02   $82,304                        $84,252
Sep 02   $78,780                        $81,731
Oct 02   $81,325                        $84,064

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/1/89

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO DIVERSIFED VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Diversified Value Fund (the "Fund") returned a negative 13.18% for the fiscal year ended October 31, 2002. Although it is always disheartening to report negative returns, our performance compares favorably with that of the Fund's primary benchmark, the S&P 500 Index, which returned negative 15.11% for the same time period. The Fund lagged the return of the Russell 1000 Value Index slightly, which returned negative 10.02%.

It has been, in many respects, a challenging year for the Fund and the equity markets at large. Any lingering hopes of a V-shaped economic recovery were put to rest. We believe that the US economy is bumping along the bottom. While US GDP growth remains positive, wary investors took flight into money markets and bonds, thus creating additional pressure on the stock market. Corporate accounting scandals contributed un-quantifiable damage to the markets during 2002, fueling a crisis of confidence in an already uncertain environment. Consumer confidence appeared shaken during 2002, but has not collapsed. Capital spending remains constrained. The markets have buoyed recently, in part due to the prospect that a war in Iraq is no longer imminent, feelings that constrained technology spending is at or near the bottom, and hopes that the retailers will enjoy a stronger than expected holiday sales season. The biggest driver for our cautious optimism remains the positive monetary stance the US Federal Reserve has continued during the year. Since it generally takes twelve to fifteen months for monetary stimulus to impact the economy materially, we believe that the beneficial effects of Greenspan's policies are not yet fully realized.

Nonetheless, in these difficult markets, we have stepped up our already rigorous research process. For example, during the summer we reanalyzed each holding in the portfolio to ensure that its balance sheet could weather even a prolonged economic slowdown. As of October 31, 2002, the Fund's credit quality as calculated by the Frank Russell Co. was "A-", equal to that of both the S&P 500 and Russell 1000 Value.

Our approach utilizes a three-step process. First we screen the investable universe for companies that meet one or more of five value characteristics that is equal to or lower than the equivalent characteristic for the overall market, as defined by the Standard & Poor's 500 Index. These characteristics include: price to earnings, price to cash flow, price to book value, and price to sales ratios. Dividend paying companies are preferred, but not mandatory. The second step is to determine if there is a fundamental catalyst that will make the stock value be realized in the market place such as: new or strong management, new products or market niche, a restructuring, or earnings surprise. The third step is the portfolio construction, which emphasizes broad sector diversification. We believe by having at least a minimum of 0.5x or a maximum of 2.0x the weighting of each major economic sector in the Fund we will reduce risk over time.

Throughout the year we have maintained an overweighted exposure to the consumer discretionary, industrials, and basic materials. Our goal is to construct a diversified portfolio with attractive valuations and include stocks with a catalyst for growth. Our overweightings in basic materials and consumer discretionary were a boost to the Fund's overall performance as these two sectors were among the top performing groups for the period. Our underweighting in consumer staples (due to profit taking during the year) was a drag on overall performance as this sector was the best performing group declining -3.1%. However, sector weights are built from our bottom up fundamental research efforts. Our top five performers; industrials United Technologies, CNF Freight Transport and Deere & Co, along with financial blue chips American Express and Bank One all experienced double digit gains, significantly outperforming their commensurate sector returns.

Periods of uncertainty invariably lead to mis-priced securities. We continue to capitalize on this uncertainty by initiating positions in new names. Fund additions include biotech Genzyme Corp,

TCW GALILEO DIVERSIFED VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
which develops and markets therapeutic products and diagnostic products and services. Meeting two of our five valuation criteria, (price-to-earnings and price-to-book), GENZ is a profitable biotech company with unique drug therapies coming to market. Agilent Technologies (A), is a global leader in communications, electronics measurement systems, chemical analysis, and life sciences. With its niche markets and patented technology, A is a high-quality hardware company, meeting three of our five value characteristics. A is also one of the few technology companies with significant insider buying.

During the year we eliminated positions, some which have met our upside targets and others which have met our downside sell discipline. Some examples are:
Symantec Corp. (SYMC), which creates internet security software such as "Norton Antivirus" for the consumer and enterprise markets. We eliminated our position in SYMC, when the stock appreciated to its price target at greater than 35% above the cost. We also reduced our consumer sector weighting with the sale of Avon Products (AVP), which appreciated nearly 50% from our original cost basis. On the downside, the energy company Williams Cos. (WMB) met our downside sell discipline due to concerns over its "fallback" loan provision to the recently spun-off Williams Communications. Bristol Myers Squibb Co. (BMY) also met our downside sell discipline and we sold our position in two slices. Problems with inventory controls aggravated the anemic top line results. We completed our sale this quarter, but continue to monitor BMY as management attempts to restore credibility and refocus on its primary businesses.

This bear market has taken no prisoners and a plethora of factors have prompted investors to reduce equity exposure. As with all bear markets, this will eventually come to a halt; a new bottom will be built which shall serve as the base for a new growth period, the timing of which is certainly no exact science. Investors can take assurance that it is during times like these that long-term, disciplined investors unearth great opportunities. We feel confident in the quality of the holdings in the Fund, and believe that we are poised for growth.

                       TCW GALILEO DIVERSIFED VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  Since Inception
(13.18)%                            (3.53)%          (1.60)%

         FUND   RUSSELL 1000 VALUE INDEX
Jan 98  $1,954                    $1,972
Feb 98  $2,094                    $2,104
Mar 98  $2,187                    $2,233
Apr 98  $2,219                    $2,248
May 98  $2,173                    $2,215
Jun 98  $2,102                    $2,243
Jul 98  $1,963                    $2,204
Aug 98  $1,614                    $1,876
Sep 98  $1,757                    $1,983
Oct 98  $1,975                    $2,137
Nov 98  $1,918                    $2,236
Dec 98  $1,935                    $2,313
Jan 99  $1,870                    $2,331
Feb 99  $1,830                    $2,298
Mar 99  $1,979                    $2,346
Apr 99  $2,238                    $2,565
May 99  $2,252                    $2,537
Jun 99  $2,295                    $2,610
Jul 99  $2,248                    $2,534
Aug 99  $2,165                    $2,440
Sep 99  $2,038                    $2,355
Oct 99  $2,060                    $2,490
Nov 99  $2,075                    $2,471
Dec 99  $2,115                    $2,483
Jan 00  $2,066                    $2,402
Feb 00  $1,946                    $2,223
Mar 00  $2,154                    $2,494
Apr 00  $2,136                    $2,465
May 00  $2,250                    $2,491
Jun 00  $2,198                    $2,377
Jul 00  $2,201                    $2,407
Aug 00  $2,348                    $2,541
Sep 00  $2,356                    $2,564
Oct 00  $2,403                    $2,627
Nov 00  $2,286                    $2,530
Dec 00  $2,404                    $2,657
Jan 01  $2,445                    $2,667
Feb 01  $2,419                    $2,593
Mar 01  $2,325                    $2,501
Apr 01  $2,395                    $2,624
May 01  $2,512                    $2,683
Jun 01  $2,439                    $2,623
Jul 01  $2,416                    $2,618
Aug 01  $2,298                    $2,513
Sep 01  $2,040                    $2,336
Oct 01  $2,130                    $2,316
Nov 01  $2,280                    $2,450
Dec 01  $2,326                    $2,508
Jan 02  $2,337                    $2,489
Feb 02  $2,292                    $2,493
Mar 02  $2,418                    $2,611
Apr 02  $2,317                    $2,521
May 02  $2,313                    $2,534
Jun 02  $2,162                    $2,388
Jul 02  $1,919                    $2,166
Aug 02  $1,906                    $2,183
Sep 02  $1,722                    $1,940
Oct 02  $1,850                    $2,084

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/2/98

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SG COWEN FUND. THE PREDECESSOR SG COWEN FUND WAS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TCW GALILEO EARNINGS MOMENTUM FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Earnings Momentum Fund declined 25.76% for the year ended October 31, 2002, compared to a 21.57% decline in the Russell 2000 Growth Index for the same period.

The portfolio was once again hurt by our Information Technology holdings, where our 31% weighting (versus 26% in the Russell 2000 Growth) combined with poor stock selection in the software area to drag down performance. Technology continued its drop from the heights of the late 1990s, and today's valuations are even bringing deep value investors to the table. Although we are very disappointed with this decline, we see the recent entry of value investors to the area as an encouraging sign -- valuations have declined to rock bottom levels. We believe that we have a much broader level of expertise in technology companies than most value managers and expect that this expertise will lead to strong performance when the sector begins to rebound.

The portfolio was also hampered in 2002 by our underweighting in the typically slower-growing Financials, where value investors once again recorded strong gains. We do not expect Financials to continue to be strong performers for yet another year, which should also benefit growth investors going forward.

Our strongest performers for the year were our education names, which are in our top five holdings, and our Health Care investments. We benefited both by our relative overweighting in Health Care and our stock selection in that sector.

We believe that the economy has bottomed in spite of continued mixed signals from the economy -- a recovering economy always generates mixed signals initially. We are encouraged by the market rally in October in spite of the threat of war, and we view this rally as yet another indication that the economy has probably bottomed.

Small cap value stocks have outperformed small cap growth stocks by a FAR wider margin over the past five years than at any time since the Russell 2000 began measuring the two indexes in the early 1980s . . . and this statement includes the "bubble" of the late 1990s! In assessing our portfolio valuations with relation to the growth rate, we firmly believe that this trend will reverse in 2003.

Financial stocks are likely to show a rapid deceleration of growth as the refinancing bonanza slowly winds down and as mortgage delinquencies continue to rise. Technology has been cleansed, with hundreds of companies out of business, and the survivors lean and mean with a clear focus on improving customers' return on investment. In health care, the services boom of recent years is likely to cool in favor of the growth-oriented drug and device companies, which offer new products that can gain strong reimbursement in spite of overall health care spending cuts.

In sum, we expect the year 2003 to reward our investors for their patience over the past few years. We believe our holdings are well position for a gradual return to economic growth.

TCW GALILEO EARNINGS MOMENTUM FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                       TCW GALILEO EARNINGS MOMENTUM FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year   5-Year  Since Inception
(25.76)%                            (15.50)%  (5.70)%            3.39%

          FUND    RUSSELL 2000 W/INC.
May 93   $25,474              $26,106
Jun 93   $25,964              $26,269
Jul 93   $26,661              $26,632
Aug 93   $28,288              $27,782
Sep 93   $29,123              $28,566
Oct 93   $29,905              $29,302
Nov 93   $28,798              $28,337
Dec 93   $30,988              $29,306
Jan 94   $32,913              $30,225
Feb 94   $32,642              $30,116
Mar 94   $30,714              $28,526
Apr 94   $29,967              $28,695
May 94   $29,445              $28,373
Jun 94   $27,420              $27,410
Jul 94   $27,379              $27,860
Aug 94   $29,852              $29,412
Sep 94   $29,817              $29,314
Oct 94   $30,456              $29,198
Nov 94   $28,842              $28,019
Dec 94   $29,223              $28,772
Jan 95   $28,491              $28,409
Feb 95   $29,923              $29,590
Mar 95   $30,594              $30,100
Apr 95   $30,868              $30,769
May 95   $31,234              $31,298
Jun 95   $33,397              $32,922
Jul 95   $35,744              $34,819
Aug 95   $35,652              $35,539
Sep 95   $36,962              $36,173
Oct 95   $34,951              $34,556
Nov 95   $36,444              $36,007
Dec 95   $36,946              $36,957
Jan 96   $36,885              $36,918
Feb 96   $39,145              $38,068
Mar 96   $41,008              $38,843
Apr 96   $45,771              $40,920
May 96   $48,519              $42,533
Jun 96   $45,466              $40,786
Jul 96   $38,800              $37,224
Aug 96   $41,403              $39,385
Sep 96   $42,812              $40,924
Oct 96   $39,841              $40,294
Nov 96   $39,994              $41,954
Dec 96   $40,847              $43,053
Jan 97   $41,311              $43,914
Feb 97   $37,672              $42,849
Mar 97   $32,943              $40,827
Apr 97   $33,108              $40,941
May 97   $39,260              $45,496
Jun 97   $42,170              $47,445
Jul 97   $43,142              $49,653
Aug 97   $43,872              $50,789
Sep 97   $48,518              $54,506
Oct 97   $46,029              $52,112
Nov 97   $45,531              $51,775
Dec 97   $44,908              $52,681
Jan 98   $44,908              $51,850
Feb 98   $46,801              $55,684
Mar 98   $49,552              $57,980
Apr 98   $50,517              $58,301
May 98   $47,123              $55,161
Jun 98   $49,516              $55,277
Jul 98   $44,378              $50,803
Aug 98   $33,158              $40,938
Sep 98   $37,280              $44,141
Oct 98   $37,853              $45,941
Nov 98   $42,190              $48,349
Dec 98   $48,254              $51,340
Jan 99   $46,900              $52,023
Feb 99   $42,537              $47,810
Mar 99   $44,869              $48,555
Apr 99   $43,064              $52,906
May 99   $42,237              $53,679
Jun 99   $47,540              $56,107
Jul 99   $45,472              $54,567
Aug 99   $46,036              $52,548
Sep 99   $50,963              $52,559
Oct 99   $56,868              $52,772
Nov 99   $66,421              $55,923
Dec 99   $80,116              $62,253
Jan 00   $77,728              $61,254
Feb 00  $106,377              $71,364
Mar 00   $92,603              $66,663
Apr 00   $72,310              $62,652
May 00   $66,755              $59,000
Jun 00   $84,614              $64,144
Jul 00   $77,177              $62,078
Aug 00   $83,283              $66,817
Sep 00   $81,997              $64,853
Oct 00   $72,034              $61,958
Nov 00   $58,812              $55,598
Dec 00   $63,211              $60,373
Jan 01   $65,674              $63,528
Feb 01   $57,136              $59,360
Mar 01   $49,748              $56,456
Apr 01   $57,136              $60,872
May 01   $59,188              $62,368
Jun 01   $62,718              $64,522
Jul 01   $57,629              $61,029
Aug 01   $52,128              $59,058
Sep 01   $42,195              $51,108
Oct 01   $46,218              $54,099
Nov 01   $49,994              $58,288
Dec 01   $54,099              $61,885
Jan 02   $50,241              $61,242
Feb 02   $46,628              $59,563
Mar 02   $50,651              $64,350
Apr 02   $47,531              $64,936
May 02   $44,658              $62,054
Jun 02   $41,456              $58,975
Jul 02   $33,658              $50,068
Aug 02   $33,822              $49,940
Sep 02   $31,441              $46,354
Oct 02   $34,314              $47,840

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 5/1/93

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

TCW Galileo Focused Large Cap Value Fund (the "Fund") had a negative return of 14.77% for the fiscal year ended October 31, 2002. The return for the Fund's benchmark, S&P/BARRA Value Index, was negative 15.79% for the same period.

Investors' recent experience with equities has been disappointing to say the least. The decline in stock prices has exceeded our expectations. Sellers are everywhere and emotions are running high. Fear of terrorism, corporate mistrust, the possibility of war with Iraq, and economic uncertainty have created great uncertainty about the future. History suggests that patient investors will be rewarded in the years to come. In this letter we will review performance, look at the causes of the continued decline in stock prices, and discuss the outlook going forward.

According to the September 24, 2002 Wall Street Journal, the Fund was the 9th best performing large cap value portfolio in the country for the past twelve months. Although the portfolio has held up better than the market averages over the past twelve months and year to date, we are never pleased to report negative investment returns.

Before we discuss the market's decline, it is helpful to put the market's returns into historical perspective. Since peaking in 2000, the Dow Jones Industrial Average has fallen 35%, the S&P 500 is down 47%, and the NASDAQ has fallen a stunning 77%! This is the biggest decline in stock prices in seventy years. We attribute this significant market decline to a combination of factors. First is the continued unwinding of the stock market bubble. Second is a reduction in corporate capital spending that has helped create a sluggish economy. Third is the threat of terrorism and a possible war with Iraq.

The first force driving the market's decline is the unwinding of the valuation bubble created for many stocks during the late 1990's. Clearly, ridiculous prices were paid for dot.com companies and a valuation bubble for these companies was very evident. We did not own such companies. In fact, we aggressively sold many companies whose stocks also grew overvalued, most notably technology, financial service, and telecommunication companies. What has been a surprise is the decline in valuation for most all industries and companies during the past 2 1/2 years.

Has the dramatic decline in stock prices corrected the valuation bubble? The S&P 500 has appreciated at an average annual rate of 9.3% for the past seventy-three years. For long periods of time (ten or more years), these returns are reasonable to expect. Remarkably, the ten-year return for 1993 to 2002 is 7.9% per annum. This is lower than the long-term average. The excessive 28% per annum gains from 1995 through year-end 1999 (the best five-year period in history) have been eliminated. Further, the worst ten year period of returns was 1929 to 1938 with a -4.9% absolute return. Using 2000 as the base year, the S&P 500 would have to return 8.3% annually from present levels to equal that ten year time period. This represents an absolute return of more than 72%.

The second factor contributing to the market's decline is the stagnant economic environment. The economy has slowed down from the above average growth it enjoyed in the late 1990's. After initially recovering from the slight recession in 2001, the economy has again weakened. This has occurred despite twelve Fed interest rate cuts in 2001 and strong fiscal stimulus from government spending and tax cuts.

Why has the economy remained so sluggish? The reason lies in the normalization of the capital-spending boom that occurred from 1991 to 2000. The economic growth from 1991 to 2000 produced a capital-spending boom in many industries but was most apparent in technology, electric power generation, telecommunications, and financial services.

Over the past two years capital spending rates have been reduced. In fact, current capital spending levels are below long-term averages for most industries. Over time, lower capital
11

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
spending reduces capacity, which leads to higher profitability and rising stock prices. As such, the decline in capital spending that has reduced the economic growth rate is now setting the stage for future capital spending, GDP growth, and corporate profits.

Moderate 2%-3% annual GDP growth is needed for stock prices to stabilize and trend higher. Although it is impossible to predict precisely when the economy will improve, there is little evidence suggesting that the aggregates are still trending down. Looking ahead, a peak in default rates and a slowing rate of credit deterioration suggest that the period of maximum financial stress and threat to the economy has passed. Signs of revitalized corporate cash flow and improved balance sheets are leading indicators of an improving economy. Just as the stock market was too confident about the state of the economy during the peak of the bull market, it is possible that the market is now too pessimistic about the economy and overly concerned about corporate profitability.

A third factor contributing to the market's decline is the growing possibility of a war with Iraq. Investors do not like uncertainty, and the stock market declines when it is present. It is impossible to predict whether there will be a military conflict with Iraq, and if so, what its outcome will be. However, concerns are similar to those expressed prior to the conflict with Iraq in 1991. Consumers and businesses reduced spending levels leading up to the 1991 conflict. Recent business and consumer behavior is explainable and should improve when this uncertainty passes.

Although the stock market value of the portfolio was negatively impacted during the quarter, companies in the portfolio are allocating capital and are executing their business plans in a manner that will lead to higher returns on capital and stronger cash generation in the future. The fundamental value of a business is determined by its long-term return on capital and ability to generate cash flow. When the economy recovers, and higher returns on capital and increased cash generation are readily visible, these improvements will be reflected in higher stock prices. As Warren Buffet has observed, "a depressed stock market is likely to present us with significant advantages . . . If we have good long-term expectations, short term price changes are meaningless for us except to the extent they offer us an opportunity to increase our ownership at an attractive price."

We have profitably taken advantage of these cycles in the past. Although there may be more short-term pain, we believe the market is offering a great buying opportunity for long-term investors.

                                                                          [ICON]
--------------------------------------------------------------------------------

                    TCW GALILEO FOCUSED LARGE CAP VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  Since Inception
(14.77)%                            (6.08)%          (0.92)%

         FUND   S&P/BARRA VALUE
Jul 98  $1,917           $1,957
Aug 98  $1,599           $1,642
Sep 98  $1,694           $1,742
Oct 98  $1,903           $1,878
Nov 98  $1,984           $1,976
Dec 98  $2,056           $2,045
Jan 99  $2,102           $2,087
Feb 99  $2,113           $2,042
Mar 99  $2,289           $2,104
Apr 99  $2,454           $2,285
May 99  $2,402           $2,245
Jun 99  $2,521           $2,331
Jul 99  $2,424           $2,259
Aug 99  $2,364           $2,202
Sep 99  $2,225           $2,116
Oct 99  $2,321           $2,235
Nov 99  $2,325           $2,222
Dec 99  $2,438           $2,306
Jan 00  $2,389           $2,232
Feb 00  $2,412           $2,093
Mar 00  $2,722           $2,311
Apr 00  $2,645           $2,296
May 00  $2,730           $2,303
Jun 00  $2,615           $2,212
Jul 00  $2,707           $2,256
Aug 00  $2,870           $2,407
Sep 00  $2,785           $2,407
Oct 00  $2,823           $2,452
Nov 00  $2,555           $2,326
Dec 00  $2,672           $2,446
Jan 01  $2,849           $2,586
Feb 01  $2,563           $2,414
Mar 01  $2,412           $2,319
Apr 01  $2,656           $2,476
May 01  $2,669           $2,502
Jun 01  $2,617           $2,421
Jul 01  $2,566           $2,379
Aug 01  $2,389           $2,242
Sep 01  $2,120           $2,029
Oct 01  $2,256           $2,029
Nov 01  $2,448           $2,158
Dec 01  $2,497           $2,190
Jan 02  $2,540           $2,130
Feb 02  $2,504           $2,111
Mar 02  $2,681           $2,219
Apr 02  $2,515           $2,108
May 02  $2,512           $2,117
Jun 02  $2,325           $1,983
Jul 02  $2,087           $1,769
Aug 02  $2,069           $1,781
Sep 02  $1,797           $1,578
Oct 02  $1,923           $1,709

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 7/20/98

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SEPERATELY MANAGED ACCOUNT FOR PERIODS BEFORE THE FUNDS' REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR SEPERATELY MANAGED ACCOUNT WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE SEPERATELY MANAGED ACCOUNT HAD BEEN REGISTERED UNDER THE 1940 ACT, THE SEPERATELY MANAGED ACCOUNT'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Growth Insights Fund (the "Fund") concluded the fiscal year ended October 31, 2002 with a return of negative 26.89%. This compared unfavorably with the 19.73% decline of the Russell 3000 Growth Index.

This 12-month period proved very difficult for all-capitalization growth style investors as value out-performed growth and small capitalization exposure was detrimental. The year began with the U.S. attempting to recover from the psychological impact of the September 11 attacks. Although the financial markets rallied off the September lows we entered into a new phase of concern as the SEC began investigating Enron. As the year progressed there were many more examples of high profile corporate malfeasance. Ultimately the SEC mandated that the CEOs of America's largest corporations certify their financials. This was a grave step as penalties from inaccuracies discovered after certifications could lead to prison sentences. However, it proved constructive to restoring investor confidence. Through the year we witnessed several false starts to an economic recovery. Expectations ranged from a pick up in capital spending to a double dip recession. As it turned out neither was the case. In July, sentiment turned quite negative and individual investors collectively redeemed $50 billion of their mutual fund holdings. These massive liquidations resulted in large volumes. Short selling and subsequent covering created very high levels of volatility. In August the markets stabilized only to be followed by consistent declines, on sparse corporate news, during each week in September. In the end it was the worst quarter for the U.S. stock market since the "crash" of 1987. The final month of the fiscal year, October 2002, the market rebounded on better corporate news and turned in the best single month return since January of 1987. Nevertheless, this was a very difficult year for all capitalization growth portfolios.

The portfolio is designed to neutralize sector weighting and capitalization weighting factors and emphasize the stock picking skills of our equity analysts. The portfolio is optimized on a regular basis relative to the Russell 3000 Growth index. The optimization model then provides weighting recommendations that enable the Director of Research to diversify by industry, sector and capitalization. Over the past few years we have added a number of high quality analysts to the research department. Yet only this year have we completed the process and finally put people in place to cover all major industries. As a result of this building process, we were able to dedicate more of our experienced analysts to cover the technology and health-care sectors as well as the consumer sectors. While all three sectors have provided good returns in the past for growth-investors, positive returns in these sectors have been hard to come by in recent years. Alternatively, while consumer sectors have performed better during the fiscal year it was only in the later stages of the year that we have been able to take advantage of our personnel's increased expertise. This effect of slight over-weighting of technology and health care and under-weighting of consumer names did the most to negatively impact us in fiscal 2002. By in large, relative to the industry returns our stock selections were beneficial. While the Fund lacked exposure to consumer staples, top picks in the consumer discretionary sector included: Amazon.com Inc. (+177%), Chicos FAS Inc. (+123%), Shuffle Master Inc. (+33%), and EBAY Inc. (+21%). Holdings in the media company Viacom Inc. (+22%) and publisher McGraw Hill also contributed favorably to the fund's performance. The worst performing stocks during the year were Juniper Networks (-74%), Endocare Inc. (-56%), and semiconductor and software stocks. While Endocare Inc. was sold out of the Fund near year-end, Juniper Networks together with most of the Fund's semiconductor and software stocks have been performing well at the start of the fund's new year.

With the improved breadth of analyst coverage we can expect that into the next fiscal year our industry and sector diversification will be better. At this juncture, the portfolio is very well positioned with what we believe are our very best growth ideas.

                                                                          [ICON]
--------------------------------------------------------------------------------

                        TCW GALILEO GROWTH INSIGHTS FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year  Since Inception
(26.89)%                            (22.33)%          (4.25)%

         FUND   RUSSELL 3000 GROWTH W/INCOME
Feb 98  $2,087                        $2,153
Mar 98  $2,173                        $2,239
Apr 98  $2,224                        $2,269
May 98  $2,192                        $2,195
Jun 98  $2,337                        $2,319
Jul 98  $2,299                        $2,288
Aug 98  $1,961                        $1,930
Sep 98  $2,140                        $2,081
Oct 98  $2,327                        $2,244
Nov 98  $2,522                        $2,415
Dec 98  $2,809                        $2,633
Jan 99  $3,056                        $2,785
Feb 99  $2,956                        $2,648
Mar 99  $3,191                        $2,784
Apr 99  $3,288                        $2,805
May 99  $3,151                        $2,725
Jun 99  $3,439                        $2,913
Jul 99  $3,269                        $2,820
Aug 99  $3,277                        $2,855
Sep 99  $3,129                        $2,803
Oct 99  $3,473                        $3,005
Nov 99  $3,673                        $3,177
Dec 99  $4,142                        $3,523
Jan 00  $4,107                        $3,368
Feb 00  $4,809                        $3,578
Mar 00  $4,871                        $3,780
Apr 00  $4,418                        $3,586
May 00  $4,233                        $3,396
Jun 00  $4,703                        $3,666
Jul 00  $4,515                        $3,502
Aug 00  $4,968                        $3,822
Sep 00  $4,411                        $3,472
Oct 00  $4,171                        $3,299
Nov 00  $3,499                        $2,805
Dec 00  $3,496                        $2,733
Jan 01  $3,625                        $2,924
Feb 01  $3,020                        $2,435
Mar 01  $2,712                        $2,173
Apr 01  $3,104                        $2,447
May 01  $3,030                        $2,418
Jun 01  $2,936                        $2,371
Jul 01  $2,813                        $2,302
Aug 01  $2,554                        $2,117
Sep 01  $2,068                        $1,897
Oct 01  $2,225                        $2,001
Nov 01  $2,544                        $2,192
Dec 01  $2,540                        $2,197
Jan 02  $2,519                        $2,155
Feb 02  $2,288                        $2,063
Mar 02  $2,477                        $2,141
Apr 02  $2,236                        $1,975
May 02  $2,075                        $1,922
Jun 02  $1,869                        $1,746
Jul 02  $1,687                        $1,638
Aug 02  $1,638                        $1,642
Sep 02  $1,452                        $1,475
Oct 02  $1,627                        $1,607

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 1/31/98

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SEPERATELY MANAGED ACCOUNT FOR PERIODS BEFORE THE FUNDS' REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR SEPERATELY MANAGED ACCOUNT WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE SEPERATELY MANAGED ACCOUNT HAD BEEN REGISTERED UNDER THE 1940 ACT, THE SEPERATELY MANAGED ACCOUNT'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Health Sciences Fund (the "Fund") was down 38.37% for the fiscal year ended October 31, 2002. The Fund's benchmark, Lipper Health & Biotech Index, fell 20.63% for the same period.

The Fund began its fiscal year participating in the impressive rally in the fourth quarter of 2001. However, beginning in January of 2002 the markets began pulling back.

During the first quarter of 2002 healthcare in general and biotechnology in particular performed poorly. Specifically biotechnology and pharmaceuticals, which comprised 60% of the Fund, lagged the healthcare industry and the over-all market. While these two sectors lagged the market, the underperformance of the Fund during the quarter was largely attributable to the underperformance of two of the Fund's top five holdings: Sepracor (down 55%) and Imclone (down 65%).

The second quarter of 2002 proved to be one of the worst quarters for stocks in recent memory. The continuing accounting scandals from Enron to WorldCom turned out only to be the tip of the iceberg as the scandals rocked the market. Outright fraud at Adelphia as well as overly aggressive accounting at Xerox only added to the decline. Healthcare, normally a "safe haven" in difficult times succumbed to the bad news, especially pharmaceuticals and biotechnology. The softness in prices of pharmaceutical companies can be attributed to continuing manufacturing problems and patent expirations. Biotechnology was hit due to continued product delays at the FDA.

During the third quarter the Fund's performance, although slightly negative, rebounded even though the Dow Jones Industrial Average recorded its worst performance since 1987. During the quarter, pharmaceuticals was the best performing sector. In particular Pharmacia, which was acquired by Pfizer, represented 5% of the Fund and significantly contributed to the Fund's performance. In addition, Eli Lilly and Abbott Laboratories performed well during the quarter.

Although the Fund's performance was difficult for the year, we continue to have an optimistic outlook for the healthcare industry, given its strong fundamental outlook and future growth prospects stemming from significant secular change and innovative break throughs in medical technologies.

                        TCW GALILEO HEALTH SCIENCES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(38.37)%                                (35.48)%

         FUND   LIPPER HEALTH & BIOTECH INDEX
Dec 00  $1,964                         $2,109
Jan 01  $1,740                         $1,935
Feb 01  $1,576                         $1,915
Mar 01  $1,244                         $1,698
Apr 01  $1,504                         $1,829
May 01  $1,608                         $1,899
Jun 01  $1,628                         $1,922
Jul 01  $1,452                         $1,863
Aug 01  $1,420                         $1,838
Sep 01  $1,212                         $1,739
Oct 01  $1,402                         $1,797
Nov 01  $1,524                         $1,887
Dec 01  $1,516                         $1,888
Jan 02  $1,340                         $1,776
Feb 02  $1,244                         $1,719
Mar 02  $1,192                         $1,766
Apr 02  $1,078                         $1,677
May 02  $1,020                         $1,628
Jun 02    $890                         $1,496
Jul 02    $864                         $1,441
Aug 02    $876                         $1,423
Sep 02    $844                         $1,375
Oct 02    $864                         $1,426

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/00

TCW GALILEO INCOME + GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Income + Growth Fund (the "Fund") had a return of negative 10.61% for the fiscal year ended October 31, 2002. The S&P 500 Index had a loss of 15.11% and the relevant Lipper Equity Income Index declined by 12.14% for the same period. Although it is always difficult to report a negative return, the Fund's performance outperformed handily the S&P and should rank among the top 25% of all equity income funds for the last one, two, and three years.

As the fiscal year began, the New York stock exchanges were emerging from the carnage of September 11th and as a nation awash in grief we realized our own vulnerability for the first time since the attack on Pearl Harbor in 1941. After a bounce in the fourth quarter of 2001; as GM "kept America rolling", real GDP suffered registering 1.4% in the first quarter. As the year progressed, GDP inched up coming in at 2.2% and 3.3% respectively for the second and third quarters of 2002. Our GDP average of 3.4% is exactly in line with the first years of the last two moderate recoveries in 1971 and 1991. The open question is the unemployment rate, which after holding at 5.7-5.8%, more recently has climbed to 6.0%. It is important to note however unemployment is a lagging economic indicator. However, if unemployment doesn't peak soon and we don't start adding jobs to the equation we could still be ripe for the double dip downturn as consumers constitute approximately 70% of the US GDP.

Meanwhile, the stock market decline over the last 2 1/2 years is reminiscent of 1973-74's decline of nearly 45%. The market woes then cumulated in a -26% drop during the third quarter of 1974. High dividend yielding stocks led the way out in 1975 as investors turned to strong balance sheet companies who could afford to pay cash to its share holders. Given that money market yields are now 1.5%, 2 year Treasuries provide a 1.9% interest rate yield and even 10 year Treasury bonds yield only 4%, a portfolio of high quality, dividend paying stocks with the potential for longer term appreciation is a prudent investment strategy. Especially, given that common stocks annualized 10% since 1926 with dividends constituting 30-40% of the total return. An added catalyst is that one of the points earmarked for Bush's fiscal policy is relief on the current income taxation on dividends.

Well managed companies with high dividend yielding stocks have been already holding up relatively well in this rocky investment environment. This continues the trend in place for the last two years. Strong balance sheets and the ability to pay a dividend rate higher than the market have become even more important to investors. Over the last 20 years, the dividend rate on the S&P 500 has averaged about 2.8%. Today it stands at 1.7%, a decline of 40%. The average yield on the Fund is 2.4% (about a 40% higher than the S&P 500 Index). We feel this yield "cushion" provides a margin of safety in difficult times like these while the fundamental strength of the underlying companies will spark the catalyst for growth when the economy turns.

The Fund employs a highly disciplined, analytically driven investment process utilizing both quantitative and qualitative resources to generate investment ideas. The first phase of the investment process focuses on valuation. The Fund analyzes the company's historical dividend yield, price/earnings, price/cash flow, price/book and price/sales ratios. However, given our yield objectives, dividend yield is the most heavily weighted of the five valuation criteria. Then, using the valuation parameter most relevant to each company, a potential valuation range over the next 1-2 years is determined.

Investment candidates are then subject to rigorous fundamental analysis. This fundamental analysis focuses on the company's franchise strength; we prefer companies with strong or improving balance sheets, robust cash flows, low cost structures, and effective management. Utilizing both the potential valuation range and our fundamental analysis, an upside price target is determined.

TCW GALILEO INCOME + GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

Throughout the year we have maintained a significant exposure to the higher yielding financial services sector, followed in importance with traditional integrated utility companies, basic materials (including energy) and consumer staples. Our goal is to construct a diversified portfolio with a higher than average yield and include stocks with a catalyst for growth. Our overweightings were a boost to the Fund's overall performance as consumer staples, energy and financials were the three top performing sectors for the period. However, sector weights are built from our bottom up fundamental research efforts. Our top five performers; consumer goods manufacturer Fortune Brands, property & casualty insurer Safeco Corp, Scana and Cinergy (two of our utilities) and aerospace/defense contractor Northrop Grumman all experienced double digit gains significantly outperforming their sector returns.

We initiated positions in Hewlett Packard (2% yield), Textron (3% yield) and Alltel Corp (3% yield) to further diversity the portfolio and take advantage of the market opportunities in technology, industrials and telecom respectively. During the year we took profits in the exploration and production company Apache (up 27%), defense contractor Raytheon (up 26%) and HMO Humana (up 19%).

This has been a terribly difficult time; the three-months decline ending in September was the worst since 1987 and the last two years the worst since the decline in 1973-74 of nearly 45%. However, it is in bear markets that long-term, disciplined investors unearth great opportunities. After a complete fundamental review of all our company's financials and credit quality in July, we take heart at the strength of the companies and their managements in the portfolio. We believe our research driven, high yielding discipline should prosper in this environment. Overall we are quite pleased with the portfolio holdings and the prospects for results going forward.

                        TCW GALILEO INCOME + GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
(10.61)%                             7.00%   6.12%    9.74%            9.59%

         FUND    LIPPER EQUITY INCOME FUND INDEX
Sep 86   $1,994                           $1,968
Oct 86   $2,036                           $2,047
Nov 86   $2,068                           $2,071
Dec 86   $2,008                           $2,045
Jan 87   $2,174                           $2,209
Feb 87   $2,156                           $2,268
Mar 87   $2,190                           $2,300
Apr 87   $2,107                           $2,268
May 87   $2,089                           $2,264
Jun 87   $2,162                           $2,332
Jul 87   $2,203                           $2,386
Aug 87   $2,300                           $2,438
Sep 87   $2,193                           $2,393
Oct 87   $1,978                           $2,053
Nov 87   $1,885                           $1,971
Dec 87   $1,915                           $2,055
Jan 88   $2,089                           $2,163
Feb 88   $2,110                           $2,245
Mar 88   $2,058                           $2,212
Apr 88   $2,045                           $2,232
May 88   $2,076                           $2,250
Jun 88   $2,137                           $2,339
Jul 88   $2,135                           $2,336
Aug 88   $2,106                           $2,301
Sep 88   $2,186                           $2,365
Oct 88   $2,215                           $2,406
Nov 88   $2,206                           $2,382
Dec 88   $2,249                           $2,405
Jan 89   $2,337                           $2,522
Feb 89   $2,335                           $2,496
Mar 89   $2,398                           $2,550
Apr 89   $2,487                           $2,644
May 89   $2,622                           $2,737
Jun 89   $2,640                           $2,745
Jul 89   $2,744                           $2,908
Aug 89   $2,751                           $2,948
Sep 89   $2,734                           $2,950
Oct 89   $2,674                           $2,879
Nov 89   $2,716                           $2,917
Dec 89   $2,779                           $2,950
Jan 90   $2,663                           $2,810
Feb 90   $2,681                           $2,837
Mar 90   $2,675                           $2,864
Apr 90   $2,581                           $2,784
May 90   $2,725                           $2,949
Jun 90   $2,705                           $2,940
Jul 90   $2,647                           $2,922
Aug 90   $2,457                           $2,732
Sep 90   $2,419                           $2,624
Oct 90   $2,338                           $2,599
Nov 90   $2,472                           $2,739
Dec 90   $2,540                           $2,799
Jan 91   $2,563                           $2,894
Feb 91   $2,688                           $3,063
Mar 91   $2,807                           $3,119
Apr 91   $2,838                           $3,138
May 91   $2,918                           $3,249
Jun 91   $2,860                           $3,140
Jul 91   $2,949                           $3,259
Aug 91   $2,988                           $3,331
Sep 91   $3,028                           $3,335
Oct 91   $3,110                           $3,386
Nov 91   $2,999                           $3,285
Dec 91   $3,212                           $3,546
Jan 92   $3,159                           $3,535
Feb 92   $3,151                           $3,580
Mar 92   $3,113                           $3,532
Apr 92   $3,318                           $3,625
May 92   $3,361                           $3,662
Jun 92   $3,364                           $3,631
Jul 92   $3,494                           $3,753
Aug 92   $3,470                           $3,706
Sep 92   $3,487                           $3,736
Oct 92   $3,459                           $3,727
Nov 92   $3,484                           $3,818
Dec 92   $3,606                           $3,891
Jan 93   $3,583                           $3,954
Feb 93   $3,713                           $4,034
Mar 93   $3,792                           $4,158
Apr 93   $3,760                           $4,124
May 93   $3,769                           $4,187
Jun 93   $3,824                           $4,233
Jul 93   $3,824                           $4,267
Aug 93   $3,942                           $4,411
Sep 93   $3,933                           $4,414
Oct 93   $3,999                           $4,468
Nov 93   $3,930                           $4,390
Dec 93   $3,940                           $4,469
Jan 94   $4,018                           $4,608
Feb 94   $3,801                           $4,494
Mar 94   $3,657                           $4,314
Apr 94   $3,780                           $4,371
May 94   $3,770                           $4,421
Jun 94   $3,714                           $4,356
Jul 94   $3,835                           $4,479
Aug 94   $3,939                           $4,628
Sep 94   $3,839                           $4,540
Oct 94   $3,849                           $4,565
Nov 94   $3,727                           $4,394
Dec 94   $3,698                           $4,428
Jan 95   $3,915                           $4,507
Feb 95   $4,007                           $4,652
Mar 95   $4,054                           $4,762
Apr 95   $4,133                           $4,876
May 95   $4,298                           $5,025
Jun 95   $4,283                           $5,092
Jul 95   $4,323                           $5,232
Aug 95   $4,395                           $5,296
Sep 95   $4,563                           $5,461
Oct 95   $4,647                           $5,384
Nov 95   $4,826                           $5,610
Dec 95   $5,058                           $5,749
Jan 96   $5,069                           $5,880
Feb 96   $5,016                           $5,923
Mar 96   $5,062                           $5,998
Apr 96   $5,019                           $6,052
May 96   $5,074                           $6,142
Jun 96   $5,199                           $6,151
Jul 96   $4,991                           $5,950
Aug 96   $5,167                           $6,084
Sep 96   $5,257                           $6,304
Oct 96   $5,423                           $6,453
Nov 96   $5,688                           $6,822
Dec 96   $5,722                           $6,778
Jan 97   $5,809                           $7,026
Feb 97   $5,804                           $7,152
Mar 97   $5,721                           $6,921
Apr 97   $5,588                           $7,126
May 97   $5,928                           $7,537
Jun 97   $6,140                           $7,821
Jul 97   $6,478                           $8,292
Aug 97   $6,450                           $8,025
Sep 97   $6,696                           $8,429
Oct 97   $6,510                           $8,173
Nov 97   $6,780                           $8,444
Dec 97   $7,032                           $8,642
Jan 98   $6,813                           $8,638
Feb 98   $7,162                           $9,104
Mar 98   $7,412                           $9,517
Apr 98   $7,401                           $9,508
May 98   $7,294                           $9,374
Jun 98   $7,144                           $9,450
Jul 98   $6,792                           $9,207
Aug 98   $5,957                           $8,097
Sep 98   $6,536                           $8,513
Oct 98   $6,942                           $9,017
Nov 98   $7,050                           $9,398
Dec 98   $7,078                           $9,639
Jan 99   $6,669                           $9,627
Feb 99   $6,589                           $9,448
Mar 99   $6,789                           $9,648
Apr 99   $7,349                          $10,333
May 99   $7,472                          $10,188
Jun 99   $7,692                          $10,509
Jul 99   $7,673                          $10,244
Aug 99   $7,469                          $10,005
Sep 99   $7,077                           $9,651
Oct 99   $7,152                           $9,976
Nov 99   $6,971                           $9,920
Dec 99   $6,785                          $10,043
Jan 00   $6,661                           $9,662
Feb 00   $6,267                           $9,118
Mar 00   $7,237                           $9,962
Apr 00   $7,428                           $9,886
May 00   $8,099                          $10,036
Jun 00   $7,620                           $9,820
Jul 00   $7,983                           $9,876
Aug 00   $8,473                          $10,456
Sep 00   $8,903                          $10,432
Oct 00   $9,029                          $10,652
Nov 00   $9,275                          $10,277
Dec 00   $9,875                          $10,792
Jan 01   $9,332                          $10,882
Feb 01   $9,504                          $10,519
Mar 01   $9,446                          $10,134
Apr 01   $9,708                          $10,660
May 01  $10,025                          $10,845
Jun 01   $9,722                          $10,576
Jul 01   $9,680                          $10,564
Aug 01   $9,770                          $10,216
Sep 01   $9,669                           $9,512
Oct 01   $9,801                           $9,560
Nov 01   $9,898                          $10,054
Dec 01  $10,048                          $10,231
Jan 02   $9,999                          $10,130
Feb 02  $10,155                          $10,146
Mar 02  $10,511                          $10,530
Apr 02  $10,501                          $10,171
May 02  $10,530                          $10,180
Jun 02  $10,047                           $9,542
Jul 02   $9,127                           $8,776
Aug 02   $9,225                           $8,841
Sep 02   $8,584                           $7,920
Oct 02   $8,761                           $8,400

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE
INCEPTION 9/19/86

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SG COWEN FUND. THE PREDECESSOR SG COWEN FUND WAS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TCW GALILEO LARGE CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Large Cap Growth Fund (the "Fund") had a negative return of 22.25% for the fiscal year ended October 31, 2002 for its I Class shares. The S&P/Barra Growth Index fell 15.03% during the same period. For the N class shares, the return was negative 22.21%. The performance of the Fund's two classes varies because of differing expenses.

The twelve months ended October 31, 2002 proved to be the "Perfect Storm" for U.S. equity markets. A variety of events combined to deliver the second terrible year in a row for stocks. Three pillars of fear drove the market lower. First were the continuing accounting scandals rocking the market. As it turned out, Enron was the tip of the iceberg. Outright fraud at Worldcom as well as overly aggressive accounting at Xerox proved that any company, no matter how large or venerable, may have succumbed to the temptation to inflate earnings. This is not to suggest that every company is guilty of "cooking the books" as we still firmly believe that the vast majority of firms abide by reasonable accounting standards. The problem is that the penalty for shareholders is so high for owning one of these stocks that any hint of a problem will result in wholesale dumping of the affected company's shares. This creates an incentive on the part of short sellers to spread malicious rumors about many companies in an effort to drive the stock price down short term.

A second issue the market had to deal with was the continued uncertainty regarding future terrorist attacks. The nation faced regular warnings of imminent threats, the Middle East remained a powder keg, and the U.S. seemed destined to go to war with Iraq. While this does not have a direct affect on company performance, bad news and uncertainty do create the kind of environment in which people are hesitant to make investments. No one can predict what will happen next. We would just like to point out the U.S. has overcome every threat to its national security in the past and faces this challenge with the entire industrialized world behind us. Countries such as Germany, Japan and even Russia all recognize the threat to world stability posed by modern terror. While disinvesting seems like a rational short-term response to this uncertainty, it is difficult to see a scenario where terrorists can upset the huge yearning on the part of most people for economic advancement.

The economy was the most significant factor bludgeoning the markets during the past twelve months. It now seems clear that the nascent economic recovery of early 2002 has fizzled. What is not clear is whether the U.S. economy is headed for a "double-dip" recession or just tepid (below full potential) economic growth for the next few quarters. The two thirds of the economy that is the consumer segment weakened in recent months, despite the ongoing refinancing wave putting more cash in consumer's wallets and a slight drop in unemployment. Consumer confidence fell from its June peak, followed by a disappointing back-to-school selling season and lowered sales guidance from large retailers such as Wal-Mart. The conclusion of the markets seemed to be that with a weakening consumer and little increase in corporate capital spending, the economy was likely to weaken.

The result of these three pillars of concern was a broad based wholesale selling of stocks. What is evident in recent months is that no sector of the market is immune. Value stocks as well as growth stocks weakened over the summer. The weak dollar shows that foreigners disinvested in the U.S. in general rather than avoiding any particular sector. By early October sentiment among investors was as negative as it had been in over thirty years. These are precisely the conditions that characterize a market bottom. While hesitant to predict an exact bottom, we can say with confidence that investors seem to have capitulated in early October.

It is easy to forget that core operating earnings for the S&P500 have actually grown in 2002. Coincident with this, government statistics showed a slight uptick in corporate investment spending. The weakening consumer casts some doubt on the likelihood of these positive trends continuing into the fourth quarter. Certainly in our daily discussions with the senior managers at
19

TCW GALILEO LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
our portfolio companies we detect a strong resistance to spending dear capital on new initiatives. The technology industry remains most impacted by this unwillingness of companies to invest. When one couples these forces with the looming war with Iraq, the seemingly unending stories of corporate malfeasance, and July's spike in mutual fund redemptions, it is little wonder the markets had such a rough year.

We believe this "gloom and doom" view has created an opportunity for aggressive growth investors like ourselves. First, we strongly believe the best values to be found in the market today are in the growth areas of the economy. In technology, semiconductor stocks are trading near what we consider trough valuations. Many software stocks are trading for not much more than cash on their balance sheets. In the consumer sector, many stocks are already discounting a consumer recession, even though such an outcome is far from certain, especially given the ongoing refinancing boom. Overall, growth stocks look cheaper to us than they have in many years, both relative to their earnings and cash flows, but also relative to other asset classes such as fixed income.

Second, we believe the outlook for the earnings of our companies is nowhere as bleak as current market conditions would suggest. Clearly, the risk of a double dip recession is not insignificant. Most of the bottoms-up signs we are seeing, however, suggest an economy that is bumping along the bottom, not deteriorating. Sectors such as telecom services remain in a deep recession, from which they will not likely recover in the foreseeable future. We have, however, limited our exposure to sectors such as this. We believe most of our companies are attractively valued given their current revenues and profitability (which in most cases has stabilized), implying that investors are essentially getting their future growth prospects for free.

The portfolio has been thoroughly scrubbed, largely eliminating companies with risky balance sheets and questionable earnings quality. Such companies are the types of "value traps" currently bedeviling many investors. Business may be very tough for many of our portfolio companies (as it is for most of corporate America), but by and large our companies have little debt, strong cash positions, and the management teams and products to take market share despite the tough times.

We realize that the Fund's performance remains very difficult. We are responding to these challenges as we always have: Sticking to our tried and true investment discipline and positioning the portfolio for a growing economy. Despite our difficult performance, we remain very optimistic about the future for the U.S. equity markets and the portfolio. The combination of stabilizing fundamentals and the lowest valuations in recent memory positions us, we believe, to participate fully in a market recovery.

We thank you for your continued patience and support.

                                                                          [ICON]
--------------------------------------------------------------------------------

                  TCW GALILEO LARGE CAP GROWTH FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year   5-Year  Since Inception
(22.25)%                            (22.53)%  (0.44)%            0.19%

         FUND    S&P/BARRA GROWTH
Jun 97  $25,113           $25,060
Jul 97  $27,048           $27,044
Aug 97  $25,370           $25,245
Sep 97  $26,587           $26,531
Oct 97  $25,814           $25,733
Nov 97  $27,056           $27,129
Dec 97  $27,186           $27,464
Jan 98  $27,800           $28,387
Feb 98  $29,742           $30,359
Mar 98  $31,136           $31,930
Apr 98  $32,130           $32,197
May 98  $31,421           $31,551
Jun 98  $34,720           $33,800
Jul 98  $34,971           $33,781
Aug 98  $30,007           $29,386
Sep 98  $33,400           $31,352
Oct 98  $35,128           $33,981
Nov 98  $38,019           $36,283
Dec 98  $43,266           $39,042
Jan 99  $47,196           $41,427
Feb 99  $44,871           $39,801
Mar 99  $49,031           $41,729
Apr 99  $48,408           $41,648
May 99  $46,345           $40,434
Jun 99  $50,079           $43,328
Jul 99  $48,048           $41,957
Aug 99  $49,948           $42,539
Sep 99  $49,752           $41,815
Oct 99  $54,304           $44,709
Nov 99  $57,940           $46,623
Dec 99  $67,690           $50,073
Jan 00  $63,410           $46,738
Feb 00  $69,071           $47,719
Mar 00  $73,178           $52,133
Apr 00  $67,103           $49,553
May 00  $63,686           $47,531
Jun 00  $70,486           $51,367
Jul 00  $68,794           $49,081
Aug 00  $74,731           $51,923
Sep 00  $67,689           $46,855
Oct 00  $61,890           $45,637
Nov 00  $52,502           $40,785
Dec 00  $50,538           $39,019
Jan 01  $50,312           $40,132
Feb 01  $40,565           $35,417
Mar 01  $35,297           $32,225
Apr 01  $39,963           $35,106
May 01  $39,888           $35,190
Jun 01  $39,361           $34,712
Jul 01  $37,480           $34,621
Aug 01  $34,243           $32,298
Sep 01  $30,970           $30,131
Oct 01  $32,475           $31,240
Nov 01  $36,050           $34,007
Dec 01  $35,711           $34,056
Jan 02  $34,695           $34,003
Feb 02  $32,926           $33,000
Mar 02  $33,905           $33,786
Apr 02  $30,857           $31,369
May 02  $29,728           $30,761
Jun 02  $27,056           $28,293
Jul 02  $25,739           $26,935
Aug 02  $25,438           $27,104
Sep 02  $22,879           $24,297
Oct 02  $25,250           $26,544

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 6/19/97

                  TCW GALILEO LARGE CAP GROWTH FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                             3-Year  Since Inception
(22.21)%                         (22.61)%         (14.56)%

         FUND   S&P/BARRA GROWTH
Mar 99  $2,185            $2,097
Apr 99  $2,158            $2,093
May 99  $2,066            $2,032
Jun 99  $2,231            $2,177
Jul 99  $2,140            $2,108
Aug 99  $2,225            $2,138
Sep 99  $2,219            $2,101
Oct 99  $2,422            $2,247
Nov 99  $2,584            $2,343
Dec 99  $3,017            $2,516
Jan 00  $2,826            $2,349
Feb 00  $3,077            $2,398
Mar 00  $3,259            $2,620
Apr 00  $2,988            $2,490
May 00  $2,834            $2,388
Jun 00  $3,137            $2,581
Jul 00  $3,060            $2,466
Aug 00  $3,322            $2,609
Sep 00  $3,008            $2,354
Oct 00  $2,751            $2,293
Nov 00  $2,332            $2,049
Dec 00  $2,246            $1,961
Jan 01  $2,235            $2,017
Feb 01  $1,802            $1,780
Mar 01  $1,569            $1,619
Apr 01  $1,775            $1,764
May 01  $1,770            $1,768
Jun 01  $1,748            $1,744
Jul 01  $1,664            $1,740
Aug 01  $1,522            $1,623
Sep 01  $1,376            $1,514
Oct 01  $1,443            $1,570
Nov 01  $1,602            $1,709
Dec 01  $1,589            $1,711
Jan 02  $1,542            $1,709
Feb 02  $1,463            $1,658
Mar 02  $1,507            $1,698
Apr 02  $1,371            $1,576
May 02  $1,322            $1,546
Jun 02  $1,203            $1,422
Jul 02  $1,144            $1,353
Aug 02  $1,131            $1,362
Sep 02  $1,017            $1,221
Oct 02  $1,122            $1,334

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

TCW Galileo Large Cap Value Fund (the "Fund") had a negative return of 10.68% for the fiscal year ended October 31, 2002 on its I Class shares. The return for the Fund's benchmark, S&P/ BARRA Value Index, was negative 15.79% for the same period. For the N Class shares, the return was negative 11.23%. The performance of the Fund's two classes varies because of differing expenses.

Investors' recent experience with equities has been disappointing to say the least. The decline in stock prices has exceeded our expectations. Sellers are everywhere and emotions are running high. Fear of terrorism, corporate mistrust, the possibility of war with Iraq, and economic uncertainty have created great uncertainty about the future. History suggests that patient investors will be rewarded in the years to come. In this letter we will review performance, look at the causes of the continued decline in stock prices, and discuss the outlook going forward.

According to the September 24, 2002 Wall Street Journal, the Fund was the 9th best performing large cap value portfolio in the country for the past twelve months. Although the portfolio has held up better than the market averages over the past twelve months and year to date, we are never pleased to report negative investment returns.

Before we discuss the market's decline, it is helpful to put the market's returns into historical perspective. Since peaking in 2000, the Dow Jones Industrial Average has fallen 35%, the S&P 500 is down 47%, and the NASDAQ has fallen a stunning 77%! This is the biggest decline in stock prices in seventy years. We attribute this significant market decline to a combination of factors. First is the continued unwinding of the stock market bubble. Second is a reduction in corporate capital spending that has helped create a sluggish economy. Third is the threat of terrorism and a possible war with Iraq.

The first force driving the market's decline is the unwinding of the valuation bubble created for many stocks during the late 1990's. Clearly, ridiculous prices were paid for dot.com companies and a valuation bubble for these companies was very evident. We did not own such companies. In fact, we aggressively sold many companies whose stocks also grew overvalued, most notably technology, financial service, and telecommunication companies. What has been a surprise is the decline in valuation for most all industries and companies during the past 2 1/2 years.

Has the dramatic decline in stock prices corrected the valuation bubble? The S&P 500 has appreciated at an average annual rate of 9.3% for the past seventy-three years. For long periods of time (ten or more years), these returns are reasonable to expect. Remarkably, the ten-year return for 1993 to 2002 is 7.9% per annum. This is lower than the long-term average. The excessive 28% per annum gains from 1995 through year-end 1999 (the best five-year period in history) have been eliminated. Further, the worst ten year period of returns was 1929 to 1938 with a -4.9% absolute return. Using 2000 as the base year, the S&P 500 would have to return 8.3% annually from present levels to equal that ten year time period. This represents an absolute return of more than 72%.

The second factor contributing to the market's decline is the stagnant economic environment. The economy has slowed down from the above average growth it enjoyed in the late 1990's. After initially recovering from the slight recession in 2001, the economy has again weakened. This has occurred despite twelve Fed interest rate cuts in 2001 and strong fiscal stimulus from government spending and tax cuts.

Why has the economy remained so sluggish? The reason lies in the normalization of the capital-spending boom that occurred from 1991 to 2000. The economic growth from 1991 to 2000 produced a capital-spending boom in many industries but was most apparent in technology, electric power generation, telecommunications, and financial services.

                                                                          [ICON]
--------------------------------------------------------------------------------

Over the past two years capital spending rates have been reduced. In fact, current capital spending levels are below long-term averages for most industries. Over time, lower capital spending reduces capacity, which leads to higher profitability and rising stock prices. As such, the decline in capital spending that has reduced the economic growth rate is now setting the stage for future capital spending, GDP growth, and corporate profits.

Moderate 2% - 3% annual GDP growth is needed for stock prices to stabilize and trend higher. Although it is impossible to predict precisely when the economy will improve, there is little evidence suggesting that the aggregates are still trending down. Looking ahead, a peak in default rates and a slowing rate of credit deterioration suggest that the period of maximum financial stress and threat to the economy has passed. Signs of revitalized corporate cash flow and improved balance sheets are leading indicators of an improving economy. Just as the stock market was too confident about the state of the economy during the peak of the bull market, it is possible that the market is now too pessimistic about the economy and overly concerned about corporate profitability.

A third factor contributing to the market's decline is the growing possibility of a war with Iraq. Investors do not like uncertainty, and the stock market declines when it is present. It is impossible to predict whether there will be a military conflict with Iraq, and if so, what its outcome will be. However, concerns are similar to those expressed prior to the conflict with Iraq in 1991. Consumers and businesses reduced spending levels leading up to the 1991 conflict. Recent business and consumer behavior is explainable and should improve when this uncertainty passes.

Although the stock market value of the portfolio was negatively impacted during the quarter, companies in the portfolio are allocating capital and are executing their business plans in a manner that will lead to higher returns on capital and stronger cash generation in the future. The fundamental value of a business is determined by its long-term return on capital and ability to generate cash flow. When the economy recovers, and higher returns on capital and increased cash generation are readily visible, these improvements will be reflected in higher stock prices. As Warren Buffet has observed, "a depressed stock market is likely to present us with significant advantages. . . . If we have good long-term expectations, short term price changes are meaningless for us except to the extent they offer us an opportunity to increase our ownership at an attractive price."

To highlight a few changes to the portfolio structure, we recently sold shares of Pharmacia (PHA) and bought shares of Sunoco (SUN), Applied Materials (AMAT), and Novellus (NVLS). Pharmacia is a diversified pharmaceutical company. We owned Pharmacia shares because we expected the company to increase its return on capital by developing its new product pipeline. Pharmaceutical giant Pfizer also expected Phamacia's return on capital would rise and agreed to buy PHA shares for a 20% premium.

Sunoco is a petroleum refiner and marketer and chemicals manufacturer. Due largely to prohibitive environmental costs, the domestic capacity for refined petroleum products is expected to grow at a slower rate than demand. This favorable supply / demand balance will help Sunoco increase its return on capital. Equally important Sunoco has proven itself a disciplined capital allocator, refraining from participating in industry consolidation at prices that do not earn a satisfactory return on its capital. Rather, the company has used its excess cash flow to buy back stock. Shares outstanding have declined by 18.3% since September 30, 1999.

Shares of Applied Materials and Novellus were sold at higher prices earlier in the year. Both companies supply semiconductor wafer fabrication equipment to the global semiconductor industry. This equipment helps semiconductor manufacturers lower unit costs and build smaller, more powerful chips. These product attributes continue to grow more important to semiconductor
23

TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

manufacturers, creating a dependence that increases the companies' competitive position with customers and helps it generate rising returns on capital. The semiconductor business is cyclical, which creates opportunities to buy Applied Materials and Novellus shares at prices that do not reflect this long-term trend of improving returns. We have profitably taken advantage of these cycles in the past. Although there may be more short-term pain, we believe the market is offering a great buying opportunity for long-term investors. The timing of the industry recovery is uncertain but valuations are compelling, and we may add to these stocks in the months ahead.

Thank you for your trust and confidence.

                   TCW GALILEO LARGE CAP VALUE FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                               3-Year  Since Inception
(10.68)%                            (5.52)%            1.87%

         FUND    S&P/BARRA VALUE
Dec 97  $25,235          $25,555
Jan 98  $25,276          $25,240
Feb 98  $26,770          $27,133
Mar 98  $27,929          $28,508
Apr 98  $28,073          $28,845
May 98  $27,355          $28,439
Jun 98  $27,738          $28,655
Jul 98  $27,246          $28,033
Aug 98  $23,088          $23,525
Sep 98  $24,838          $24,955
Oct 98  $27,683          $26,909
Nov 98  $28,941          $28,311
Dec 98  $30,028          $29,305
Jan 99  $30,440          $29,897
Feb 99  $30,413          $29,253
Mar 99  $32,061          $30,140
Apr 99  $34,424          $32,738
May 99  $33,572          $32,160
Jun 99  $34,863          $33,395
Jul 99  $33,490          $32,368
Aug 99  $32,418          $31,548
Sep 99  $30,852          $30,314
Oct 99  $32,473          $32,025
Nov 99  $32,776          $31,837
Dec 99  $33,877          $33,034
Jan 00  $33,268          $31,983
Feb 00  $32,270          $29,984
Mar 00  $36,400          $33,111
Apr 00  $36,179          $32,889
May 00  $36,456          $32,991
Jun 00  $34,848          $31,688
Jul 00  $35,790          $32,322
Aug 00  $37,676          $34,490
Sep 00  $38,036          $34,483
Oct 00  $39,117          $35,128
Nov 00  $36,206          $33,330
Dec 00  $37,805          $35,046
Jan 01  $39,367          $36,525
Feb 01  $35,824          $34,103
Mar 01  $33,870          $32,756
Apr 01  $36,493          $34,977
May 01  $36,912          $35,344
Jun 01  $35,712          $34,199
Jul 01  $35,070          $33,608
Aug 01  $32,838          $31,665
Sep 01  $29,574          $28,657
Oct 01  $30,662          $28,657
Nov 01  $32,922          $30,475
Dec 01  $33,652          $30,939
Jan 02  $34,129          $30,090
Feb 02  $34,101          $29,821
Mar 02  $36,292          $31,349
Apr 02  $34,466          $29,778
May 02  $34,494          $29,897
Jun 02  $32,528          $28,013
Jul 02  $29,438          $24,984
Aug 02  $29,101          $25,155
Sep 02  $25,702          $22,281
Oct 02  $27,387          $24,133

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/97

                   TCW GALILEO LARGE CAP VALUE FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                            3-Year  Since Inception
(11.23)%                         (6.06)%          (3.33)%

         FUND   S&P/BARRA VALUE
Mar 99  $2,107           $2,061
Apr 99  $2,262           $2,238
May 99  $2,206           $2,199
Jun 99  $2,291           $2,283
Jul 99  $2,197           $2,213
Aug 99  $2,126           $2,157
Sep 99  $2,025           $2,073
Oct 99  $2,130           $2,190
Nov 99  $2,150           $2,177
Dec 99  $2,221           $2,258
Jan 00  $2,182           $2,187
Feb 00  $2,114           $2,050
Mar 00  $2,385           $2,264
Apr 00  $2,368           $2,249
May 00  $2,386           $2,256
Jun 00  $2,279           $2,166
Jul 00  $2,341           $2,210
Aug 00  $2,464           $2,358
Sep 00  $2,486           $2,358
Oct 00  $2,557           $2,402
Nov 00  $2,365           $2,279
Dec 00  $2,469           $2,396
Jan 01  $2,569           $2,497
Feb 01  $2,335           $2,332
Mar 01  $2,206           $2,239
Apr 01  $2,377           $2,391
May 01  $2,402           $2,416
Jun 01  $2,322           $2,338
Jul 01  $2,280           $2,298
Aug 01  $2,133           $2,165
Sep 01  $1,920           $1,959
Oct 01  $1,990           $1,959
Nov 01  $2,135           $2,084
Dec 01  $2,180           $2,115
Jan 02  $2,209           $2,057
Feb 02  $2,208           $2,039
Mar 02  $2,349           $2,143
Apr 02  $2,229           $2,036
May 02  $2,229           $2,044
Jun 02  $2,102           $1,915
Jul 02  $1,901           $1,708
Aug 02  $1,879           $1,720
Sep 02  $1,657           $1,523
Oct 02  $1,766           $1,650

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO OPPORTUNITY FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

For the fiscal year ended October 31, 2002, the TCW Galileo Opportunity Fund (the "Fund") had a return of negative 8.68% for its I Class shares. The benchmark, Russell 2000 Index, declined 11.57% constituting an outperformance of nearly 400 basis points. For the N Class shares, the return was negative 8.80%. The performance of the Fund's two classes varies because of differing expenses.

While it is always disheartening to report a negative return, we are pleased that small caps and the Fund have provided a relative haven for investors. Most investors would have preferred to have been invested anywhere but here. But equity markets didn't fare any better on the other side of the Atlantic. Returns overseas were even worse with the German DAX, for example, declining by nearly -40% over only a three month period. In fact, the German stock market announced it would be closing its NASDAQ equivalent, the Neuer Markt (down -61% year-to-date through November), by the end of the year.

The question, therefore, is there any historical point of reference we can turn to? During the US double-barreled market declines in 1973 and 1974 (down nearly -42% in two years) there was a crisis of confidence in the US political system, Vietnam had become a quagmire, and inflation escalated to a 12% annualized rate. At that time, no one felt the equity markets presented a reasonable investment opportunity. Over the next 28 years though the small cap index returned in excess of 2% a year over large caps; annualizing 15%+. Even with the Iraqi conflict overhang, higher oil prices, corporate governance issues (versus U.S. governance in 1974), we believe the opportunities are plentiful and the prospects for our small entrepreneurial company holdings are very bright. In fact, Russell Data estimates earnings growth for the Fund holdings to be nearly 50% over the next one to two years.

We call our style The Search for Companies Poised for Growth. We first look for companies that have fallen out of favor. We then evaluate potential catalysts, which can rejuvenate companies such as new management, products, technology or improving industry fundamentals. We analyze a candidate's fundamental strength, preferring companies with improving or expected to improve balance sheets and cash flows, well positioned products, and management with equity ownership.

The market occasionally paints whole industries with the same brush leading to overvaluations and undervaluations of groups of stocks within the same industry. As we identify company and industry catalysts, our portfolio weightings will reflect these developing fundamentals with significant over and underweights. Given the difficult market conditions that we have all undergone, we remain committed to our research driven investment discipline, the Search for Companies Poised for Growth, and are committed to providing positive results over time.

Throughout the year we have maintained a significant exposure to the basic materials sector, followed in importance with healthcare and energy. Our goal is to construct a diversified portfolio with attractive valuations and include stocks with a catalyst for growth. Our overweightings in materials and processing and energy were a boost to the Fund's overall performance as both sectors outperformed the overall index. Our underweighting in the financial services sector was a detriment to the Fund's performance as it was the best performing sector, in fact, the only positive sector return (+1.84%) for the period. However, sector weights are built from our bottom up fundamental research efforts. Our top five performers; basic materials Glamis Gold, retailers Claire's and PetSmart, agricultural manufacturer Agco and HMO Mid Atlantic Medical all experienced strong double digit gains significantly outperforming their commensurate sector returns.

Although this has been a difficult time, we take heart in the strength of the Fund's investments in the small companies and their managements and their entrepreneurial drive that can make good things happen in a big way.

TCW GALILEO OPPORTUNITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

Small cap stocks in general remain attractively valued at 1.5X price to book and 0.7X price to sales. Historically, small caps have stoked the engines of market recoveries resulting in a 9-year small cap outperformance run after 1973 and a 3.5-year run after 1990. In a potentially similar economic environment to today, small caps outperformed during the double-dip recession in 1980 and 1981 and then the next two years. We feel we are still in the early stages of a small cap recovery cycle and that the historic longer-term premiums remain to be captured.

                     TCW GALILEO OPPORTUNITY FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  Since Inception
(8.68)%                             10.79%   2.63%            8.79%

         FUND    RUSSELL 2000 INDEX
May 94  $25,101             $24,719
Jun 94  $24,312             $23,885
Jul 94  $24,697             $24,277
Aug 94  $26,618             $25,630
Sep 94  $26,578             $25,543
Oct 94  $27,326             $25,440
Nov 94  $26,275             $24,412
Dec 94  $25,805             $25,065
Jan 95  $25,892             $24,748
Feb 95  $27,057             $25,779
Mar 95  $28,071             $26,221
Apr 95  $27,833             $26,803
May 95  $27,833             $27,264
Jun 95  $28,632             $28,678
Jul 95  $28,588             $30,330
Aug 95  $29,257             $30,958
Sep 95  $28,977             $31,511
Oct 95  $27,704             $30,102
Nov 95  $28,459             $31,366
Dec 95  $29,931             $32,194
Jan 96  $29,489             $32,159
Feb 96  $29,931             $33,161
Mar 96  $30,969             $33,836
Apr 96  $33,421             $35,645
May 96  $33,885             $37,050
Jun 96  $33,532             $35,529
Jul 96  $31,455             $32,426
Aug 96  $33,267             $34,308
Sep 96  $34,216             $35,649
Oct 96  $35,497             $35,100
Nov 96  $37,044             $36,546
Dec 96  $37,565             $37,504
Jan 97  $37,995             $38,253
Feb 97  $36,681             $37,325
Mar 97  $36,176             $35,564
Apr 97  $35,292             $35,663
May 97  $39,334             $39,631
Jun 97  $40,370             $41,329
Jul 97  $42,618             $43,252
Aug 97  $44,487             $44,242
Sep 97  $46,887             $47,480
Oct 97  $44,916             $45,394
Nov 97  $42,163             $45,101
Dec 97  $41,977             $45,890
Jan 98  $39,404             $45,166
Feb 98  $41,512             $48,505
Mar 98  $44,333             $50,506
Apr 98  $45,201             $50,785
May 98  $42,783             $48,050
Jun 98  $41,388             $48,151
Jul 98  $35,901             $44,253
Aug 98  $27,189             $35,660
Sep 98  $32,459             $38,451
Oct 98  $33,948             $40,019
Nov 98  $31,746             $42,115
Dec 98  $31,436             $44,721
Jan 99  $30,165             $45,316
Feb 99  $28,212             $41,645
Mar 99  $32,769             $42,295
Apr 99  $37,730             $46,086
May 99  $37,792             $46,759
Jun 99  $39,652             $48,873
Jul 99  $39,962             $47,532
Aug 99  $41,233             $45,773
Sep 99  $40,675             $45,783
Oct 99  $37,606             $45,969
Nov 99  $37,792             $48,713
Dec 99  $40,706             $54,228
Jan 00  $40,520             $53,357
Feb 00  $41,388             $62,168
Mar 00  $46,968             $58,069
Apr 00  $45,728             $54,575
May 00  $49,542             $51,394
Jun 00  $51,060             $55,874
Jul 00  $47,340             $54,077
Aug 00  $52,332             $58,203
Sep 00  $52,704             $56,492
Oct 00  $51,030             $53,970
Nov 00  $50,007             $48,430
Dec 00  $56,772             $52,590
Jan 01  $57,507             $55,327
Feb 01  $56,580             $51,697
Mar 01  $53,703             $49,168
Apr 01  $57,475             $53,015
May 01  $60,128             $54,318
Jun 01  $61,216             $56,193
Jul 01  $61,088             $53,152
Aug 01  $60,672             $51,435
Sep 01  $53,064             $44,511
Oct 01  $56,005             $47,116
Nov 01  $57,699             $50,764
Dec 01  $61,198             $53,897
Jan 02  $60,846             $53,336
Feb 02  $61,551             $51,874
Mar 02  $67,900             $56,044
Apr 02  $68,488             $56,554
May 02  $68,311             $54,044
Jun 02  $64,314             $51,363
Jul 02  $55,143             $43,605
Aug 02  $55,496             $43,494
Sep 02  $51,674             $40,371
Oct 02  $51,145             $41,665

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 5/6/94

                     TCW GALILEO OPPORTUNITY FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  10-Year  Since Inception
(8.80)%                             10.43%   2.30%   10.94%           11.65%

         FUND    RUSSELL 2000 INDEX
Apr 88   $2,005              $2,045
May 88   $2,001              $1,990
Jun 88   $2,066              $2,132
Jul 88   $1,999              $2,111
Aug 88   $1,940              $2,057
Sep 88   $1,961              $2,112
Oct 88   $1,938              $2,088
Nov 88   $1,911              $2,019
Dec 88   $2,002              $2,098
Jan 89   $2,111              $2,191
Feb 89   $2,090              $2,207
Mar 89   $2,043              $2,259
Apr 89   $2,201              $2,358
May 89   $2,338              $2,459
Jun 89   $2,137              $2,403
Jul 89   $2,297              $2,497
Aug 89   $2,381              $2,558
Sep 89   $2,415              $2,565
Oct 89   $2,310              $2,413
Nov 89   $2,304              $2,429
Dec 89   $2,331              $2,439
Jan 90   $2,210              $2,226
Feb 90   $2,370              $2,295
Mar 90   $2,519              $2,385
Apr 90   $2,442              $2,307
May 90   $2,771              $2,470
Jun 90   $2,847              $2,477
Jul 90   $2,655              $2,368
Aug 90   $2,346              $2,051
Sep 90   $2,118              $1,869
Oct 90   $2,086              $1,755
Nov 90   $2,359              $1,889
Dec 90   $2,473              $1,963
Jan 91   $2,814              $2,140
Feb 91   $2,970              $2,380
Mar 91   $3,143              $2,546
Apr 91   $3,009              $2,540
May 91   $3,145              $2,661
Jun 91   $2,856              $2,507
Jul 91   $3,103              $2,595
Aug 91   $3,246              $2,690
Sep 91   $3,230              $2,711
Oct 91   $3,386              $2,783
Nov 91   $3,221              $2,654
Dec 91   $3,606              $2,867
Jan 92   $3,778              $3,099
Feb 92   $3,820              $3,190
Mar 92   $3,596              $3,082
Apr 92   $3,456              $2,974
May 92   $3,434              $3,013
Jun 92   $3,257              $2,871
Jul 92   $3,314              $2,971
Aug 92   $3,180              $2,887
Sep 92   $3,287              $2,954
Oct 92   $3,536              $3,047
Nov 92   $3,715              $3,280
Dec 92   $3,783              $3,395
Jan 93   $3,996              $3,509
Feb 93   $3,960              $3,428
Mar 93   $4,161              $3,540
Apr 93   $4,038              $3,442
May 93   $4,454              $3,595
Jun 93   $4,442              $3,617
Jul 93   $4,403              $3,667
Aug 93   $4,613              $3,825
Sep 93   $4,853              $3,933
Oct 93   $5,155              $4,034
Nov 93   $4,811              $3,903
Dec 93   $4,978              $4,036
Jan 94   $5,246              $4,163
Feb 94   $5,246              $4,148
Mar 94   $4,974              $3,929
Apr 94   $5,003              $3,953
May 94   $5,039              $3,908
Jun 94   $4,881              $3,776
Jul 94   $4,958              $3,838
Aug 94   $5,340              $4,052
Sep 94   $5,328              $4,038
Oct 94   $5,482              $4,022
Nov 94   $5,271              $3,859
Dec 94   $5,172              $3,963
Jan 95   $5,194              $3,913
Feb 95   $5,428              $4,076
Mar 95   $5,627              $4,145
Apr 95   $5,566              $4,238
May 95   $5,571              $4,310
Jun 95   $5,727              $4,534
Jul 95   $5,718              $4,795
Aug 95   $5,848              $4,894
Sep 95   $5,792              $4,982
Oct 95   $5,536              $4,759
Nov 95   $5,683              $4,959
Dec 95   $5,975              $5,090
Jan 96   $5,886              $5,084
Feb 96   $5,975              $5,243
Mar 96   $6,179              $5,349
Apr 96   $6,667              $5,636
May 96   $6,755              $5,858
Jun 96   $6,680              $5,617
Jul 96   $6,268              $5,127
Aug 96   $6,622              $5,424
Sep 96   $6,809              $5,636
Oct 96   $7,066              $5,549
Nov 96   $7,368              $5,778
Dec 96   $7,482              $5,929
Jan 97   $7,564              $6,048
Feb 97   $7,299              $5,901
Mar 97   $7,193              $5,623
Apr 97   $7,020              $5,638
May 97   $7,823              $6,266
Jun 97   $8,026              $6,534
Jul 97   $8,468              $6,838
Aug 97   $8,839              $6,995
Sep 97   $9,316              $7,507
Oct 97   $8,915              $7,177
Nov 97   $8,366              $7,130
Dec 97   $8,329              $7,255
Jan 98   $7,816              $7,141
Feb 98   $8,235              $7,669
Mar 98   $8,791              $7,985
Apr 98   $8,960              $8,029
May 98   $8,479              $7,597
Jun 98   $8,197              $7,613
Jul 98   $7,109              $6,996
Aug 98   $5,384              $5,638
Sep 98   $6,422              $6,079
Oct 98   $6,722              $6,327
Nov 98   $6,284              $6,658
Dec 98   $6,215              $7,070
Jan 99   $5,959              $7,164
Feb 99   $5,577              $6,584
Mar 99   $6,478              $6,687
Apr 99   $7,447              $7,286
May 99   $7,459              $7,393
Jun 99   $7,828              $7,727
Jul 99   $7,891              $7,515
Aug 99   $8,135              $7,237
Sep 99   $8,022              $7,238
Oct 99   $7,416              $7,268
Nov 99   $7,453              $7,702
Dec 99   $8,022              $8,573
Jan 00   $7,978              $8,436
Feb 00   $8,160              $9,829
Mar 00   $9,254              $9,181
Apr 00   $9,004              $8,628
May 00   $9,754              $8,125
Jun 00  $10,054              $8,834
Jul 00   $9,316              $8,550
Aug 00  $10,298              $9,202
Sep 00  $10,361              $8,931
Oct 00  $10,029              $8,533
Nov 00   $9,829              $7,657
Dec 00  $11,162              $8,314
Jan 01  $11,272              $8,747
Feb 01  $11,091              $8,173
Mar 01  $10,524              $7,774
Apr 01  $11,259              $8,382
May 01  $11,775              $8,588
Jun 01  $11,982              $8,884
Jul 01  $11,956              $8,403
Aug 01  $11,872              $8,132
Sep 01  $10,382              $7,037
Oct 01  $10,950              $7,449
Nov 01  $11,279              $8,026
Dec 01  $11,963              $8,521
Jan 02  $11,894              $8,432
Feb 02  $12,032              $8,201
Mar 02  $13,261              $8,860
Apr 02  $13,376              $8,941
May 02  $13,342              $8,544
Jun 02  $12,560              $8,120
Jul 02  $10,768              $6,894
Aug 02  $10,836              $6,876
Sep 02  $10,089              $6,383
Oct 02   $9,986              $6,587

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/31/88

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR SG COWEN FUND. THE PREDECESSOR SG COWEN FUND WAS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TCW GALILEO SELECT EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Select Equities Fund (the"Fund") concluded the fiscal year ended October 31, 2002 with a negative return of 18.82% for its I Class shares. The return for the Fund's benchmarks was negative 19.62% and negative 15.11% for the Russell 1000 Growth Index and S&P 500 Index, respectively, for the same period. For the N and K Class shares, the return was negative 19.06% and negative 18.82%, respectively. The performance of the Fund's classes varies because of differing expenses. The benchmark for the Fund was changed from the S&P 500 Index to the Russell 1000 Growth Index because the new benchmark better reflects the investment strategy of the Fund based on a statistical assessment of the holdings.

This 12-month period included a bear market decline of historical proportions. As the year began the U.S. was in the throes of recovering from the September 11 attacks. Anthrax spores had been released in Washington, DC and the New York area and the SEC was investigating Enron. Nevertheless the markets rallied in the wake of the September 2001 sell-off. As the year progressed more cases of high profile corporate malfeasance became headline news. This all culminated in the passage of Sarbanes-Oxley Act of 2002 which requires the CEO and CFO to certify the financial report. Through the year we have witnessed economic cross currents. At times it had appeared that capital spending would begin to ramp and at other times investors were concerned that we might experience a double dip recession. By July many individual investors demonstrated that they had enough as they collectively redeemed $50 billion of their mutual fund holdings. These massive liquidations by mutual fund managers took on the characteristics of indiscriminate selling. Short selling and subsequent covering created very high levels of volatility. In August the markets stabilized only to be followed by consistent declines, on little corporate news, during each week in September. In the end it was the worst quarter for the U.S. stock market since the "crash" of 1987. The final month of the fiscal year, October 2002, the market rebounded on good corporate news and turned in the best single month return since January of 1987.

Throughout the year we had maintained an over-weighted position in the technology sector. This was the single largest detractor to our performance. We believed then, as we do now, that there is a very compelling case to be made for owning technology stocks. As a result of the continuous improvements to the speed, power, size and functionality of technology products they provide an ever more attractive value proposition to corporate buyers. In a globally competitive and low inflation environment few companies have the ability to pass on their costs to their customers. This necessitates that companies lower costs by improving productivity. Productivity growth has accelerated as a result of the deployment of new systems and software. Clearly heavy spending in 1999 to avoid an Y2K debacle and in 2000 to establish Internet business borrowed from future sales and led to the difficult business environment we have seen in the past year. However, the companies we own have succeeded in these difficult times in distinguishing themselves and have gained market share relative to weaker competitors. Additionally, during this contraction fewer new competitors have been launched, as start-up capital has been scarce. Moreover, as we are now three years from peak sales we believe a replacement cycle will materialize at some point in the not too distant future. As business slowed the technology group sold off so that in the past year we have been able to purchase these companies shares at a 75% discount from their peak multiple of sales. In retrospect we were early in building the technology holdings within the portfolio. However, we believe the portfolio is well positioned and these very holding were our biggest contributor in rebound month of October 2002.

During the year we utilized market volatility to make adjustments to existing holdings. There were few out-right sells and new additions to the portfolio. Of note we sold our holdings in Enron well in advance of the company's bankruptcy when the company entered into an agreement to be acquired by Dynegy. We initially invested on the belief that the company

TCW GALILEO SELECT EQUITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
enjoyed genuine advantages in trading within the rapidly deregulating energy sector. Nevertheless, given the company's complex financial structure we limited our exposure to 1.5% of the portfolio, which was the smallest conviction weighted position of all our investments. Early in the fiscal year we eliminated our investment in JDS Uniphase. While JDS Uniphase enjoyed a perceived product advantage among optical components manufacturers when it became apparent to us that their telecommunication service provider customers would not be able to maintain prior purchase patterns we sold the stock. Early in the fiscal year we initiated a position in Eli Lilly. Eli Lilly is distinguished among large pharmaceutical companies for their commitment to highly profitable biotechnology products. Additionally, we believe Eli Lilly has a very attractive pipeline of new products. In the summer we established a position in AFLAC. AFLAC dominates the, highly profitable, supplemental healthcare insurance business in the U.S. and Japan. As populations age in these two markets and employers further diminish employee health benefits AFLAC will continue to experience good growth.

As we move into the next fiscal year we believe the equity markets should improve. Additionally, we feel valuations for quality growth companies, which can deliver good growth valuations, are compelling. At this time we believe the portfolio is well positioned.
                   TCW GALILEO SELECT EQUITIES FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year  5-Year  10-Year  Since Inception
(18.82)%                            (14.44)%   1.97%    9.24%            9.82%

                  RUSSELL 1000
            FUND  GROWTH W/INC.  S&P 500 W/INC.
Jul 91   $25,737        $25,760         $26,165
Aug 91   $26,601        $26,620         $26,785
Sep 91   $26,320        $26,158         $26,337
Oct 91   $27,275        $26,566         $26,691
Nov 91   $25,867        $25,888         $25,615
Dec 91   $28,854        $29,547         $28,545
Jan 92   $29,378        $28,833         $28,013
Feb 92   $29,831        $28,878         $28,376
Mar 92   $28,936        $28,089         $27,824
Apr 92   $28,973        $28,290         $28,641
May 92   $29,172        $28,498         $28,781
Jun 92   $28,019        $27,781         $28,353
Jul 92   $29,105        $29,026         $29,511
Aug 92   $28,324        $28,671         $28,907
Sep 92   $29,028        $29,004         $29,247
Oct 92   $29,872        $29,439         $29,347
Nov 92   $31,372        $30,719         $30,347
Dec 92   $31,984        $31,025         $30,719
Jan 93   $33,188        $30,669         $30,976
Feb 93   $33,206        $30,184         $31,398
Mar 93   $34,700        $30,765         $32,061
Apr 93   $34,103        $29,535         $31,286
May 93   $35,265        $30,569         $32,122
Jun 93   $36,361        $30,289         $32,217
Jul 93   $35,763        $29,747         $32,087
Aug 93   $37,589        $30,967         $33,304
Sep 93   $37,689        $30,736         $33,049
Oct 93   $38,552        $31,591         $33,733
Nov 93   $37,921        $31,382         $33,411
Dec 93   $39,320        $31,925         $33,815
Jan 94   $41,618        $32,663         $34,965
Feb 94   $41,118        $32,069         $34,016
Mar 94   $38,854        $30,519         $32,533
Apr 94   $38,421        $30,663         $32,950
May 94   $39,220        $31,126         $33,491
Jun 94   $36,890        $30,206         $32,670
Jul 94   $37,855        $31,240         $33,743
Aug 94   $39,320        $32,981         $35,126
Sep 94   $37,955        $32,530         $34,268
Oct 94   $38,521        $33,297         $35,038
Nov 94   $36,923        $32,233         $33,762
Dec 94   $36,553        $32,773         $34,262
Jan 95   $35,817        $33,471         $35,151
Feb 95   $37,422        $34,874         $36,520
Mar 95   $38,392        $35,894         $37,598
Apr 95   $40,064        $36,679         $38,705
May 95   $41,235        $37,959         $40,252
Jun 95   $43,643        $39,424         $41,187
Jul 95   $46,017        $41,062         $42,553
Aug 95   $45,883        $41,107         $42,660
Sep 95   $46,619        $43,002         $44,460
Oct 95   $45,783        $43,031         $44,302
Nov 95   $46,853        $44,704         $46,246
Dec 95   $46,222        $44,960         $47,137
Jan 96   $46,457        $46,464         $48,741
Feb 96   $48,303        $47,314         $49,193
Mar 96   $49,344        $47,374         $49,667
Apr 96   $51,190        $48,621         $50,399
May 96   $53,204        $50,320         $51,699
Jun 96   $51,693        $50,388         $51,896
Jul 96   $48,336        $47,436         $49,603
Aug 96   $50,249        $48,660         $50,649
Sep 96   $53,270        $52,204         $53,500
Oct 96   $53,472        $52,518         $54,975
Nov 96   $57,734        $56,462         $59,131
Dec 96   $55,737        $55,356         $57,960
Jan 97   $58,253        $59,239         $61,581
Feb 97   $56,383        $58,838         $62,064
Mar 97   $53,016        $55,653         $59,507
Apr 97   $56,927        $59,349         $63,059
May 97   $61,110        $63,632         $66,898
Jun 97   $62,640        $66,178         $69,895
Jul 97   $69,407        $72,031         $75,457
Aug 97   $65,395        $67,815         $71,230
Sep 97   $67,605        $71,153         $75,136
Oct 97   $65,599        $68,523         $72,626
Nov 97   $67,639        $71,433         $75,988
Dec 97   $68,388        $72,233         $77,293
Jan 98   $69,205        $74,393         $78,148
Feb 98   $74,062        $79,989         $83,784
Mar 98   $76,900        $83,177         $88,074
Apr 98   $78,246        $84,328         $88,960
May 98   $75,842        $81,935         $87,431
Jun 98   $81,324        $86,953         $90,982
Jul 98   $83,104        $86,378         $90,013
Aug 98   $69,397        $73,414         $76,999
Sep 98   $75,938        $79,054         $81,932
Oct 98   $81,228        $85,407         $88,596
Nov 98   $85,412        $91,904         $93,966
Dec 98   $94,354       $100,191         $99,380
Jan 99  $101,719       $106,074        $103,536
Feb 99   $98,315       $101,229        $100,318
Mar 99  $105,680       $106,561        $104,332
Apr 99  $105,345       $106,697        $108,373
May 99  $101,551       $103,418        $105,814
Jun 99  $110,534       $110,662        $111,685
Jul 99  $105,624       $107,145        $108,198
Aug 99  $106,294       $108,896        $107,663
Sep 99  $102,834       $106,608        $104,712
Oct 99  $115,444       $114,659        $111,338
Nov 99  $121,080       $120,845        $113,602
Dec 99  $134,875       $133,414        $120,293
Jan 00  $132,956       $127,158        $114,249
Feb 00  $143,831       $133,375        $112,086
Mar 00  $157,093       $142,922        $123,052
Apr 00  $148,602       $136,121        $119,349
May 00  $145,868       $129,266        $116,900
Jun 00  $157,325       $139,063        $119,782
Jul 00  $151,858       $133,266        $117,910
Aug 00  $165,293       $145,332        $125,233
Sep 00  $155,581       $131,585        $118,622
Oct 00  $149,357       $125,358        $118,120
Nov 00  $126,325       $106,879        $108,807
Dec 00  $126,494       $103,498        $109,340
Jan 01  $133,892       $110,648        $113,221
Feb 01  $110,591        $91,863        $102,898
Mar 01   $98,940        $81,867         $96,379
Apr 01  $112,317        $92,221        $103,869
May 01  $112,009        $90,863        $104,565
Jun 01  $109,173        $88,759        $102,020
Jul 01  $104,857        $86,541        $101,016
Aug 01   $95,980        $79,464         $94,692
Sep 01   $81,062        $71,530         $87,046
Oct 01   $89,076        $75,283         $88,706
Nov 01  $101,096        $82,515         $95,510
Dec 01  $102,145        $82,360         $96,346
Jan 02  $101,775        $80,905         $94,941
Feb 02   $94,316        $77,547         $93,110
Mar 02  $101,467        $80,230         $96,612
Apr 02   $91,727        $73,681         $90,754
May 02   $88,090        $71,899         $90,085
Jun 02   $79,213        $65,248         $83,668
Jul 02   $71,446        $61,661         $77,146
Aug 02   $71,385        $61,845         $77,653
Sep 02   $63,987        $55,430         $69,213
Oct 02   $72,309        $60,515         $75,306

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 7/1/91

                                                                          [ICON]
--------------------------------------------------------------------------------

                   TCW GALILEO SELECT EQUITIES FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                             3-Year  Since Inception
(19.06)%                         (14.73)%          (8.32)%

                RUSSELL 1000
          FUND  GROWTH W/INC.  S&P 500 W/INC.
Mar 99  $2,149         $2,105          $2,080
Apr 99  $2,143         $2,108          $2,161
May 99  $2,065         $2,043          $2,110
Jun 99  $2,247         $2,186          $2,227
Jul 99  $2,148         $2,117          $2,157
Aug 99  $2,160         $2,151          $2,146
Sep 99  $2,090         $2,106          $2,088
Oct 99  $2,345         $2,265          $2,220
Nov 99  $2,459         $2,388          $2,265
Dec 99  $2,738         $2,636          $2,398
Jan 00  $2,698         $2,512          $2,278
Feb 00  $2,918         $2,635          $2,235
Mar 00  $3,186         $2,824          $2,453
Apr 00  $3,013         $2,689          $2,379
May 00  $2,957         $2,554          $2,331
Jun 00  $3,189         $2,748          $2,388
Jul 00  $3,076         $2,633          $2,351
Aug 00  $3,349         $2,871          $2,497
Sep 00  $3,150         $2,600          $2,365
Oct 00  $3,023         $2,477          $2,355
Nov 00  $2,557         $2,112          $2,169
Dec 00  $2,559         $2,045          $2,180
Jan 01  $2,708         $2,186          $2,257
Feb 01  $2,237         $1,815          $2,051
Mar 01  $2,000         $1,617          $1,921
Apr 01  $2,271         $1,822          $2,071
May 01  $2,263         $1,795          $2,085
Jun 01  $2,205         $1,754          $2,034
Jul 01  $2,118         $1,710          $2,014
Aug 01  $1,938         $1,570          $1,888
Sep 01  $1,636         $1,413          $1,735
Oct 01  $1,796         $1,487          $1,768
Nov 01  $2,040         $1,630          $1,904
Dec 01  $2,060         $1,627          $1,921
Jan 02  $2,052         $1,598          $1,893
Feb 02  $1,901         $1,532          $1,856
Mar 02  $2,045         $1,585          $1,926
Apr 02  $1,848         $1,456          $1,809
May 02  $1,774         $1,421          $1,796
Jun 02  $1,596         $1,289          $1,668
Jul 02  $1,439         $1,218          $1,538
Aug 02  $1,436         $1,222          $1,548
Sep 02  $1,287         $1,095          $1,380
Oct 02  $1,454         $1,196          $1,501

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

                   TCW GALILEO SELECT EQUITIES FUND - K CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(18.82)%                                (27.19)%

         FUND   RUSSELL 1000 GROWTH W/INC.  S&P 500 W/INC.
Aug 01  $1,794                      $1,489          $1,869
Sep 01  $1,515                      $1,341          $1,718
Oct 01  $1,665                      $1,411          $1,751
Nov 01  $1,890                      $1,547          $1,886
Dec 01  $1,910                      $1,544          $1,902
Jan 02  $1,904                      $1,516          $1,874
Feb 02  $1,764                      $1,453          $1,838
Mar 02  $1,898                      $1,504          $1,907
Apr 02  $1,715                      $1,381          $1,792
May 02  $1,647                      $1,348          $1,778
Jun 02  $1,483                      $1,223          $1,652
Jul 02  $1,337                      $1,156          $1,523
Aug 02  $1,336                      $1,159          $1,533
Sep 02  $1,198                      $1,039          $1,366
Oct 02  $1,351                      $1,134          $1,487

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 8/6/01

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUNDS' REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Small Cap Growth Fund (the "Fund") returned negative 33.05% for the fiscal year ended October 31, 2002 for its I Class shares. The Russell 2000 Index returned a negative 11.57% for the same period. For the N Class shares, the return was negative 33.22%. The performance of the Fund's two classes varies because of differing expenses.

The twelve months ended October 31, 2002 proved to be the "Perfect Storm" for U.S. equity markets. A variety of events combined to deliver the second terrible year in a row for stocks. Three pillars of fear drove the market lower. First were the continuing accounting scandals rocking the market. As it turned out, Enron was the tip of the iceberg. Outright fraud at Adelphia and Worldcom as well as overly aggressive accounting at Xerox proved that any company, no matter how large or venerable, may have succumbed to the temptation to inflate earnings. This is not to suggest that every company is guilty of "cooking the books" as we still firmly believe that the vast majority of firms abide by reasonable accounting standards. The problem is that the penalty for shareholders is so high for owning one of these stocks that any hint of a problem will result in wholesale dumping of the affected company's shares. This creates an incentive on the part of short sellers to spread malicious rumors about many companies in an effort to drive the stock price down short term.

A second issue the market had to deal with was the continued uncertainty regarding future terrorist attacks. The nation faced regular warnings of imminent threats, the Middle East remained a powder keg, and the U.S. seemed destined to go to war with Iraq. While this does not have a direct affect on company performance, bad news and uncertainty do create the kind of environment in which people are hesitant to make investments. No one can predict what will happen next. We would just like to point out the U.S. has overcome every threat to its national security in the past and faces this challenge with the entire industrialized world behind us. Countries such as Germany, Japan and even Russia all recognize the threat to world stability posed by modern terror. While disinvesting seems like a rational short-term response to this uncertainty, it is difficult to see a scenario where terrorists can upset the huge yearning on the part of most people for economic advancement.

The economy was the most significant factor bludgeoning the markets during the past twelve months. It now seems clear that the nascent economic recovery of early 2002 has fizzled. What is not clear is whether the U.S. economy is headed for a "double-dip" recession or just tepid (below full potential) economic growth for the next few quarters. The two thirds of the economy that is the consumer segment weakened in recent months, despite the ongoing refinancing wave putting more cash in consumer's wallets and a slight drop in unemployment. Consumer confidence fell from its June peak, followed by a disappointing back-to-school selling season and lowered sales guidance from large retailers such as Wal-Mart. The conclusion of the markets seemed to be that with a weakening consumer and little increase in corporate capital spending, the economy was likely to weaken.

The result of these three pillars of concern was a broad based wholesale selling of stocks. What is evident in recent months is that no sector of the market is immune. Value stocks as well as growth stocks weakened over the summer. The weak dollar shows that foreigners disinvested in the U.S. in general rather than avoiding any particular sector. By early October sentiment among investors was as negative as it had been in over thirty years. These are precisely the conditions that characterize a market bottom. While hesitant to predict an exact bottom, we can say with confidence that investors seem to have capitulated in early October.

It is easy to forget that core operating earnings for the S&P500 have actually grown in 2002. Coincident with this, government statistics showed a slight uptick in corporate investment spending. The weakening consumer casts some doubt on the likelihood of these positive trends continuing into the fourth quarter. Certainly in our daily discussions with the senior managers at
30

                                                                          [ICON]
--------------------------------------------------------------------------------

our portfolio companies we detect a strong resistance to spending dear capital on new initiatives. The technology industry remains most impacted by this unwillingness of companies to invest. When one couples these forces with the looming war with Iraq, the seemingly unending stories of corporate malfeasance, and July's spike in mutual fund redemptions, it is little wonder the markets had such a rough year.

We believe this "gloom and doom" view has created an opportunity for aggressive growth investors like ourselves. First, we strongly believe the best values to be found in the market today are in the growth areas of the economy. In technology, semiconductor stocks are trading near what we consider trough valuations. Many software stocks are trading for not much more than cash on their balance sheets. In the consumer sector, many stocks are already discounting a consumer recession, even though such an outcome is far from certain, especially given the ongoing refinancing boom. Overall, growth stocks look cheaper to us than they have in many years, both relative to their earnings and cash flows, but also relative to other asset classes such as fixed income.

Second, we believe the outlook for the earnings of our companies is nowhere as bleak as current market conditions would suggest. Clearly, the risk of a double dip recession is not insignificant. Most of the bottoms-up signs we are seeing, however, suggest an economy that is bumping along the bottom, not deteriorating. Sectors such as telecom services remain in a deep recession, from which they will not likely recover in the foreseeable future. We have, however, limited our exposure to sectors such as this. We believe most of our companies are attractively valued given their current revenues and profitability (which in most cases has stabilized), implying that investors are essentially getting their future growth prospects for free.

The portfolio has been thoroughly scrubbed, largely eliminating companies with risky balance sheets and questionable earnings quality. Such companies are the types of "value traps" currently bedeviling many investors. Business may be very tough for many of our portfolio companies (as it is for most of corporate America), but by and large our companies have little debt, strong cash positions, and the management teams and products to take market share despite the tough times.

We realize that the Fund's performance remains very difficult. We are responding to these challenges as we always have: Sticking to our tried and true investment discipline and positioning the portfolio for a growing economy. Despite our difficult performance, we remain very optimistic about the future for the U.S. equity markets and the portfolio. The combination of stabilizing fundamentals and the lowest valuations in recent memory positions us, we believe, to participate fully in a market recovery.

We thank you for your continued patience and support.

TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

                  TCW GALILEO SMALL CAP GROWTH FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                                3-Year   5-Year  10-Year  Since Inception
(33.05)%                            (28.95)%  (8.55)%    5.77%            7.50%

          FUND    RUSSELL 2000 W/INC.
Dec 89   $25,959              $25,095
Jan 90   $24,360              $22,905
Feb 90   $25,008              $23,615
Mar 90   $25,834              $24,541
Apr 90   $25,706              $23,738
May 90   $27,742              $25,419
Jun 90   $27,702              $25,485
Jul 90   $27,128              $24,369
Aug 90   $23,903              $21,108
Sep 90   $22,477              $19,231
Oct 90   $21,514              $18,056
Nov 90   $22,501              $19,434
Dec 90   $22,978              $20,198
Jan 91   $24,680              $22,018
Feb 91   $27,070              $24,488
Mar 91   $29,021              $26,205
Apr 91   $27,923              $26,137
May 91   $30,474              $27,381
Jun 91   $27,900              $25,798
Jul 91   $31,073              $26,702
Aug 91   $33,551              $27,687
Sep 91   $34,114              $27,900
Oct 91   $37,688              $28,636
Nov 91   $35,183              $27,311
Dec 91   $41,610              $29,512
Jan 92   $43,622              $31,903
Feb 92   $43,217              $32,834
Mar 92   $39,400              $31,723
Apr 92   $35,061              $30,611
May 92   $35,125              $31,018
Jun 92   $33,087              $29,551
Jul 92   $33,860              $30,580
Aug 92   $32,579              $29,717
Sep 92   $34,281              $30,402
Oct 92   $36,355              $31,368
Nov 92   $40,719              $33,769
Dec 92   $42,752              $34,945
Jan 93   $42,529              $36,128
Feb 93   $37,904              $35,293
Mar 93   $39,662              $36,439
Apr 93   $39,158              $35,438
May 93   $42,397              $37,007
Jun 93   $43,118              $37,237
Jul 93   $43,867              $37,752
Aug 93   $47,236              $39,382
Sep 93   $49,380              $40,494
Oct 93   $50,881              $41,536
Nov 93   $46,609              $40,169
Dec 93   $48,343              $41,542
Jan 94   $50,485              $42,845
Feb 94   $49,394              $42,690
Mar 94   $45,443              $40,436
Apr 94   $44,455              $40,676
May 94   $42,973              $40,220
Jun 94   $40,405              $38,854
Jul 94   $41,195              $39,492
Aug 94   $44,356              $41,693
Sep 94   $45,048              $41,553
Oct 94   $46,382              $41,389
Nov 94   $44,455              $39,718
Dec 94   $46,234              $40,785
Jan 95   $44,357              $40,270
Feb 95   $47,370              $41,945
Mar 95   $50,926              $42,668
Apr 95   $51,074              $43,617
May 95   $52,260              $44,366
Jun 95   $58,434              $46,668
Jul 95   $63,917              $49,356
Aug 95   $65,103              $50,377
Sep 95   $68,494              $51,277
Oct 95   $69,521              $48,984
Nov 95   $73,529              $51,041
Dec 95   $75,957              $52,388
Jan 96   $76,061              $52,332
Feb 96   $79,788              $53,963
Mar 96   $86,192              $55,061
Apr 96   $97,740              $58,006
May 96  $103,252              $60,292
Jun 96   $96,795              $57,816
Jul 96   $81,474              $52,766
Aug 96   $89,143              $55,829
Sep 96   $95,656              $58,011
Oct 96   $90,193              $57,117
Nov 96   $90,089              $59,471
Dec 96   $89,347              $61,029
Jan 97   $90,190              $62,249
Feb 97   $78,916              $60,740
Mar 97   $70,751              $57,874
Apr 97   $71,067              $58,035
May 97   $84,870              $64,491
Jun 97   $90,559              $67,255
Jul 97   $95,837              $70,385
Aug 97   $94,881              $71,995
Sep 97  $103,434              $77,264
Oct 97   $99,556              $73,871
Nov 97   $98,494              $73,393
Dec 97  $102,184              $74,677
Jan 98  $101,278              $73,499
Feb 98  $109,822              $78,934
Mar 98  $117,347              $82,189
Apr 98  $116,611              $82,644
May 98  $108,295              $78,193
Jun 98  $120,347              $78,357
Jul 98  $111,155              $72,014
Aug 98   $84,517              $58,030
Sep 98   $93,490              $62,572
Oct 98   $93,605              $65,123
Nov 98  $106,838              $68,536
Dec 98  $122,885              $72,776
Jan 99  $132,219              $73,744
Feb 99  $118,794              $67,772
Mar 99  $129,049              $68,829
Apr 99  $132,794              $74,997
May 99  $129,510              $76,092
Jun 99  $147,369              $79,533
Jul 99  $140,975              $77,351
Aug 99  $146,736              $74,488
Sep 99  $154,111              $74,504
Oct 99  $177,559              $74,806
Nov 99  $214,950              $79,273
Dec 99  $277,788              $88,246
Jan 00  $269,224              $86,829
Feb 00  $343,029             $101,160
Mar 00  $298,686              $94,497
Apr 00  $232,715              $88,811
May 00  $210,058              $83,635
Jun 00  $264,791              $90,926
Jul 00  $245,170              $87,998
Aug 00  $295,223              $94,715
Sep 00  $271,653              $91,931
Oct 00  $228,889              $87,827
Nov 00  $160,612              $78,812
Dec 00  $171,371              $85,580
Jan 01  $181,891              $90,036
Feb 01  $135,578              $84,128
Mar 01  $114,850              $80,013
Apr 01  $144,543              $86,272
May 01  $146,971              $88,393
Jun 01  $152,014              $91,445
Jul 01  $129,230              $86,495
Aug 01  $111,925              $83,701
Sep 01   $83,477              $72,434
Oct 01   $95,118              $76,673
Nov 01  $111,240              $82,609
Dec 01  $117,901              $87,708
Jan 02  $108,252              $86,796
Feb 02   $94,184              $84,417
Mar 02  $101,156              $91,201
Apr 02   $95,367              $92,032
May 02   $88,769              $87,948
Jun 02   $78,685              $83,584
Jul 02   $64,990              $70,960
Aug 02   $63,433              $70,779
Sep 02   $58,702              $65,696
Oct 02   $63,682              $67,803

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 12/1/89

                  TCW GALILEO SMALL CAP GROWTH FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                             3-Year  Since Inception
(33.22)%                         (29.13)%         (15.84)%

         FUND   RUSSELL 2000 W/INC.
Mar 99  $2,172               $2,031
Apr 99  $2,235               $2,213
May 99  $2,178               $2,246
Jun 99  $2,478               $2,347
Jul 99  $2,371               $2,283
Aug 99  $2,467               $2,198
Sep 99  $2,591               $2,199
Oct 99  $2,984               $2,208
Nov 99  $3,610               $2,339
Dec 99  $4,663               $2,604
Jan 00  $4,518               $2,562
Feb 00  $5,753               $2,985
Mar 00  $5,008               $2,789
Apr 00  $3,909               $2,621
May 00  $3,528               $2,468
Jun 00  $4,441               $2,683
Jul 00  $4,111               $2,597
Aug 00  $4,950               $2,795
Sep 00  $4,554               $2,713
Oct 00  $3,836               $2,592
Nov 00  $2,691               $2,326
Dec 00  $2,871               $2,526
Jan 01  $3,046               $2,657
Feb 01  $2,269               $2,483
Mar 01  $1,923               $2,361
Apr 01  $2,419               $2,546
May 01  $2,459               $2,609
Jun 01  $2,543               $2,699
Jul 01  $2,162               $2,553
Aug 01  $1,871               $2,470
Sep 01  $1,395               $2,138
Oct 01  $1,590               $2,263
Nov 01  $1,857               $2,438
Dec 01  $1,969               $2,588
Jan 02  $1,808               $2,561
Feb 02  $1,572               $2,491
Mar 02  $1,688               $2,691
Apr 02  $1,591               $2,716
May 02  $1,480               $2,595
Jun 02  $1,312               $2,467
Jul 02  $1,084               $2,094
Aug 02  $1,058               $2,089
Sep 02    $978               $1,939
Oct 02  $1,062               $2,001

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 3/1/99

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO SMALL CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Small Cap Value Fund (the "Fund") fell 23.12% for the fiscal year ended October 31, 2002 for its I Class shares. The return for the Russell 2000 Value Index was lowered by 2.53% for the same period. For the N Class shares, the return was negative 40.26% for the period May 1, 2002 (commencement of offering of N Class shares) through October 31, 2002. The benchmark's performance was negative 24.46% for the same period.

The fiscal year comprised a series of dramatic events, which exacerbated stock market volatility. As we exited 2001, the portfolio staged a strong recovery from the post September 11 market decline. The good performance continued into early 2002 as the U.S. economy exhibited signs of emerging from the previous year's recession, with gross domestic product growing at a robust five percent rate. However, the underlying economic strength faded in the June to September period as inventory pipeline filling had run its course. Given the economic sensitive weighting in our portfolio, our company holdings witnessed earnings softening during the third quarter, causing their stocks to sustain price declines. This, coupled with the worst bear market in a generation, resulted in significant portfolio losses.

Given the attractive valuations created by the bear market pressures, we seized the opportunity to position the portfolio for the eventual economic recovery. Our portfolio staged a powerful recovery in October as the confluence of improving corporate profits, employment trends and general economic conditions forced investors back into equities. Our excellent performance continued into November, as we appeared to be entering the early stages of the next bull market cycle.

For investors, the third quarter of 2002 will most likely be remembered as one of the most brutal periods on record. While the early stages of this worst bear market in a generation appeared to be confined to internet and technology stocks, it ultimately spread to virtually every sector of the market, wiping out trillions of dollars in capitalization. From its peak in March 2000, through this past September, the NASDAQ Index declined more than 76%, while the S&P 500 was down 45%. In no other period in history, excepting 1929-1932, has there been stock market losses of this magnitude.

Our relative underperformance is attributable to the portfolio's overweight position in basic industry, consumer and technology holdings and underweight in financials versus the benchmarks. By being heavily weighted in interest sensitive equities, the benchmarks benefited mightily from the strong bond market. Our sector weightings are driven strictly by bottom up valuation and individual stock selection. Going forward, we believe this mismatch versus the benchmark, will yield significant out performance given the relative attractive valuation of our holdings versus the composition of the indices.

Early this year, as the economy expanded, and order bookings improved, the managements of our portfolio holdings were optimistic about an earnings recovery in this year's second half. We, too, were positively inclined about improving business conditions and attractive valuations of many industrial, capital goods, technology and consumer companies who weathered last year's downturn with strong balance sheets and lean cost structures. As we exited last year, we judiciously repositioned the portfolio into the attractively priced equities across these industry sectors. When the economy suddenly softened in Q2, and again in Q3, our portfolio holdings declined as the market questioned near term earnings visibility. Nevertheless, we remain bullish on the appreciation potential of the portfolio.

It has always been our philosophy that valuation ultimately wins out over fear and emotion. Given the historically low valuations of your portfolio holdings, we expect substantial appreciation potential over the next market up cycle. Just as the "irrational exuberance" of the previous bull market catapulted equities into overvalued territory, the bear market overreacted on the downside, pushing many stocks down to below intrinsic asset value.

TCW GALILEO SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

As disciplined, opportunistic managers steeped in "Graham and Dodd" value investing, we are taking advantage of this market decline to build a portfolio of excellent companies with superb business fundamentals and prospects for robust profitability. As we accumulate these positions the market may have more downside. During this period, we continue to upgrade the portfolio. It is during periods of maximum pessimism that we are afforded the opportunity to invest in great companies at prices not seen in a generation. We expect to generate significant returns as the market recovers.

                   TCW GALILEO SMALL CAP VALUE FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(23.12)%                                 (5.96)%

         FUND    RUSSELL 2000 VALUE W/INC.
Jun 00  $25,000                    $25,000
Jun 00  $24,950                    $25,730
Jul 00  $25,325                    $26,587
Aug 00  $27,225                    $27,775
Sep 00  $27,425                    $27,617
Oct 00  $27,425                    $27,518
Nov 00  $25,600                    $26,956
Dec 00  $27,784                    $29,851
Jan 01  $31,491                    $30,675
Feb 01  $29,292                    $30,632
Mar 01  $28,065                    $30,142
Apr 01  $30,647                    $31,538
May 01  $32,079                    $32,348
Jun 01  $32,181                    $33,650
Jul 01  $31,849                    $32,896
Aug 01  $31,031                    $32,781
Sep 01  $25,254                    $29,161
Oct 01  $28,091                    $29,922
Nov 01  $30,750                    $32,074
Dec 01  $33,381                    $34,038
Jan 02  $32,920                    $34,489
Feb 02  $32,306                    $34,699
Mar 02  $36,635                    $37,298
Apr 02  $36,148                    $38,611
May 02  $34,176                    $37,334
Jun 02  $30,179                    $36,508
Jul 02  $24,261                    $31,083
Aug 02  $23,416                    $30,945
Sep 02  $20,418                    $28,735
Oct 02  $21,597                    $29,167

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 6/14/00

                   TCW GALILEO SMALL CAP VALUE FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN(1)
Since Inception
(40.26)%

         FUND   RUSSELL 2000 VALUE W/INC.
May 02  $1,891                     $1,934
Jun 02  $1,671                     $1,891
Jul 02  $1,344                     $1,610
Aug 02  $1,297                     $1,603
Sep 02  $1,131                     $1,488
Oct 02  $1,195                     $1,511

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 5/1/02

(1) FOR THE PERIOD MAY 1, 2002 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 2002.

TCW GALILEO TECHNOLOGY FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Technology Fund (the "Fund") had a negative return of 39.54% for the fiscal year ended October 31, 2002. The index, the NASDAQ Composite, fell 21.33% during the same period.

The twelve months ended October 31, 2002 proved to be the "Perfect Storm" for U.S. equity markets. A variety of events combined to deliver the second terrible year in a row for stocks. Three pillars of fear drove the market lower. First were the continuing accounting scandals rocking the market. As it turned out, Enron was the tip of the iceberg. Outright fraud at Worldcom as well as overly aggressive accounting at Xerox proved that any company, no matter how large or venerable, may have succumbed to the temptation to inflate earnings. This is not to suggest that every company is guilty of "cooking the books" as we still firmly believe that the vast majority of firms abide by reasonable accounting standards. The problem is that the penalty for shareholders is so high for owning one of these stocks that any hint of a problem will result in wholesale dumping of the affected company's shares. This creates an incentive on the part of short sellers to spread malicious rumors about many companies in an effort to drive the stock price down short term.

A second issue the market had to deal with was the continued uncertainty regarding future terrorist attacks. The nation faced regular warnings of imminent threats, the Middle East remained a powder keg, and the U.S. seemed destined to go to war with Iraq. While this does not have a direct affect on company performance, bad news and uncertainty do create the kind of environment in which people are hesitant to make investments. No one can predict what will happen next. We would just like to point out the U.S. has overcome every threat to its national security in the past and faces this challenge with the entire industrialized world behind us. Countries such as Germany, Japan and even Russia all recognize the threat to world stability posed by modern terror. While disinvesting seems like a rational short-term response to this uncertainty, it is difficult to see a scenario where terrorists can upset the huge yearning on the part of most people for economic advancement.

The economy was the most significant factor bludgeoning the markets during the past twelve months. It now seems clear that the nascent economic recovery of early 2002 has fizzled. What is not clear is whether the U.S. economy is headed for a "double-dip" recession or just tepid (below full potential) economic growth for the next few quarters. The two thirds of the economy that is the consumer segment weakened in recent months, despite the ongoing refinancing wave putting more cash in consumer's wallets and a slight drop in unemployment. Consumer confidence fell from its June peak, followed by a disappointing back-to-school selling season and lowered sales guidance from large retailers such as Wal-Mart. The conclusion of the markets seemed to be that with a weakening consumer and little increase in corporate capital spending, the economy was likely to weaken.

The result of these three pillars of concern was a broad based wholesale selling of stocks. What is evident in recent months is that no sector of the market is immune. Value stocks as well as growth stocks weakened over the summer. The weak dollar shows that foreigners disinvested in the U.S. in general rather than avoiding any particular sector. By early October sentiment among investors was as negative as it had been in over thirty years. These are precisely the conditions that characterize a market bottom. While hesitant to predict an exact bottom, we can say with confidence that investors seem to have capitulated in early October.

It is easy to forget that core operating earnings for the S&P500 have actually grown in 2002. Coincident with this, government statistics showed a slight uptick in corporate investment spending. The weakening consumer casts some doubt on the likelihood of these positive trends continuing into the fourth quarter. Certainly in our daily discussions with the senior managers at our portfolio companies we detect a strong resistance to spending dear capital on new initiatives. The technology industry remains most impacted by this unwillingness of companies to
35

TCW GALILEO TECHNOLOGY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)
invest. When one couples these forces with the looming war with Iraq, the seemingly unending stories of corporate malfeasance, and July's spike in mutual fund redemptions, it is little wonder the markets had such a rough year.

We believe this "gloom and doom" view has created an opportunity for aggressive growth investors like ourselves. First, we strongly believe the best values to be found in the market today are in the growth areas of the economy. In technology, semiconductor stocks are trading near what we consider trough valuations. Many software stocks are trading for not much more than cash on their balance sheets. In the consumer sector, many stocks are already discounting a consumer recession, even though such an outcome is far from certain, especially given the ongoing refinancing boom. Overall, growth stocks look cheaper to us than they have in many years, both relative to their earnings and cash flows, but also relative to other asset classes such as fixed income.

Second, we believe the outlook for the earnings of our companies is nowhere as bleak as current market conditions would suggest. Clearly, the risk of a double dip recession is not insignificant. Most of the bottoms-up signs we are seeing, however, suggest an economy that is bumping along the bottom, not deteriorating. Sectors such as telecom services remain in a deep recession, from which they will not likely recover in the foreseeable future. We have, however, limited our exposure to sectors such as this. We believe most of our companies are attractively valued given their current revenues and profitability (which in most cases has stabilized), implying that investors are essentially getting their future growth prospects for free.

We realize that the Fund's performance remains very difficult. We are responding to these challenges as we always have -- sticking to our tried and true investment discipline and positioning the portfolio for a growing economy. Despite our difficult performance, we remain very optimistic about the future for the U.S. equity markets and the portfolio. The combination of stabilizing fundamentals and the lowest valuations in recent memory positions us, we believe, to participate fully in a market recovery.

We thank you for your continued patience and support.

                          TCW GALILEO TECHNOLOGY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(39.54)%                                (54.11)%

         FUND   NASDAQ COMPOSITE
Nov 00  $1,456            $1,542
Dec 00  $1,438            $1,466
Jan 01  $1,624            $1,646
Feb 01  $1,048            $1,277
Mar 01    $838            $1,092
Apr 01  $1,056            $1,256
May 01  $1,020            $1,253
Jun 01  $1,036            $1,283
Jul 01    $928            $1,203
Aug 01    $796            $1,072
Sep 01    $586              $890
Oct 01    $698            $1,003
Nov 01    $830            $1,146
Dec 01    $846            $1,158
Jan 02    $820            $1,148
Feb 02    $680            $1,028
Mar 02    $756            $1,095
Apr 02    $674            $1,002
May 02    $614              $959
Jun 02    $522              $868
Jul 02    $446              $788
Aug 02    $400              $780
Sep 02    $346              $696
Oct 02    $422              $789

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/00

TCW GALILEO VALUE OPPORTUNITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS

The TCW Galileo Value Opportunities Fund (the "Fund") fell 17.39% for the fiscal year ended October 31, 2002 for its I Class shares. The return for the Russell Midcap Value Index was lowered by 2.97% for the same period. For the N
Class shares, the return was negative 17.61%. The performance of the Fund's two classes varies because of differing expenses.

The fiscal year comprised a series of dramatic events, which exacerbated stock market volatility. As we exited 2001, the portfolio staged a strong recovery from the post September 11 market decline. The good performance continued into early 2002 as the U.S. economy exhibited signs of emerging from the previous year's recession, with gross domestic product growing at a robust five percent rate. However, the underlying economic strength faded in the June to September period as inventory pipeline filling had run its course. Given the economic sensitive weighting in our portfolio, our company holdings witnessed earnings softening during the third quarter, causing their stocks to sustain price declines. This, coupled with the worst bear market in a generation, resulted in significant portfolio losses.

Given the attractive valuations created by the bear market pressures, we seized the opportunity to position the portfolio for the eventual economic recovery. Our portfolio staged a powerful recovery in October as the confluence of improving corporate profits, employment trends and general economic conditions forced investors back into equities. Our excellent performance continued into November, as we appeared to be entering the early stages of the next bull market cycle.

For investors, the third quarter of 2002 will most likely be remembered as one of the most brutal periods on record. While the early stages of this worst bear market in a generation appeared to be confined to internet and technology stocks, it ultimately spread to virtually every sector of the market, wiping out trillions of dollars in capitalization. From its peak in March 2000, through this past September, the NASDAQ Index declined more than 76%, while the S&P 500 was down 45%. In no other period in history, excepting 1929-1932 has there been stock market losses of this magnitude.

Our relative underperformance is attributable to the portfolio's overweight position in basic industry, consumer and technology holdings and underweight in financials versus the benchmarks. By being heavily weighted in interest sensitive equities, the benchmarks benefited mightily from the strong bond market. Our sector weightings are driven strictly by bottom up valuation and individual stock selection. Going forward, we believe this mismatch versus the benchmark, will yield significant out performance given the relative attractive valuation of our holdings versus the composition of the indices.

Early this year, as the economy expanded, and order bookings improved, the managements of our portfolio holdings were optimistic about an earnings recovery in this year's second half. We, too, were positively inclined about improving business conditions and attractive valuations of many industrial, capital goods, technology and consumer companies who weathered last year's downturn with strong balance sheets and lean cost structures. As we exited last year, we judiciously repositioned the portfolio into the attractively priced equities across these industry sectors. When the economy suddenly softened in Q2, and again in Q3, our portfolio holdings declined as the market questioned near term earnings visibility. Nevertheless, we remain bullish on the appreciation potential of the portfolio.

It has always been our philosophy that valuation ultimately wins out over fear and emotion. Given the historically low valuations of your portfolio holdings, we expect substantial appreciation potential over the next market up cycle. Just as the "irrational exuberance" of the previous bull market catapulted equities into overvalued territory, the bear market overreacted on the downside, pushing many stocks down to below intrinsic asset value.
37

TCW GALILEO VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSIONS (CONTINUED)

As disciplined, opportunistic managers steeped in "Graham and Dodd" value investing, we are taking advantage of this market decline to build a portfolio of excellent companies with superb business fundamentals and prospects for robust profitability. As we accumulate these positions the market may have more downside. During this period, we continue to upgrade the portfolio. It is during periods of maximum pessimism that we are afforded the opportunity to invest in great companies at prices not seen in a generation. We expect to generate significant returns as the market recovers.

                 TCW GALILEO VALUE OPPORTUNITIES FUND - I CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN(1)
1-Year                              3-Year  5-Year  Since Inception
(17.39)%                            12.65%   9.95%           12.60%

         FUND    RUSSELL MIDCAP VALUE
Nov 96  $26,910               $26,568
Dec 96  $27,131               $26,458
Jan 97  $28,108               $27,289
Feb 97  $27,895               $27,752
Mar 97  $26,938               $26,909
Apr 97  $27,135               $27,587
May 97  $29,661               $29,214
Jun 97  $30,931               $30,298
Jul 97  $32,951               $32,548
Aug 97  $33,650               $32,167
Sep 97  $34,602               $34,162
Oct 97  $31,696               $33,124
Nov 97  $31,348               $34,242
Dec 97  $31,764               $35,552
Jan 98  $31,510               $34,861
Feb 98  $33,795               $37,190
Mar 98  $34,493               $39,105
Apr 98  $34,874               $38,886
May 98  $33,287               $37,978
Jun 98  $31,383               $38,099
Jul 98  $28,876               $36,168
Aug 98  $23,736               $31,082
Sep 98  $24,783               $32,896
Oct 98  $29,321               $35,026
Nov 98  $30,463               $36,255
Dec 98  $31,859               $37,358
Jan 99  $32,526               $36,487
Feb 99  $30,590               $35,684
Mar 99  $30,939               $36,194
Apr 99  $34,525               $39,622
May 99  $36,461               $39,788
Jun 99  $38,397               $40,242
Jul 99  $38,238               $39,236
Aug 99  $37,889               $37,878
Sep 99  $36,905               $35,962
Oct 99  $35,636               $37,023
Nov 99  $37,159               $36,344
Dec 99  $39,843               $37,318
Jan 00  $37,759               $35,086
Feb 00  $37,017               $33,618
Mar 00  $43,799               $37,694
Apr 00  $44,576               $37,845
May 00  $46,519               $38,495
Jun 00  $45,636               $37,060
Jul 00  $47,084               $37,926
Aug 00  $51,675               $40,252
Sep 00  $51,393               $40,637
Oct 00  $52,452               $41,410
Nov 00  $50,121               $40,870
Dec 00  $55,085               $44,475
Jan 01  $60,655               $44,313
Feb 01  $58,373               $44,126
Mar 01  $56,864               $42,904
Apr 01  $62,976               $45,262
May 01  $66,961               $46,547
Jun 01  $66,342               $45,927
Jul 01  $66,845               $45,742
Aug 01  $65,027               $44,907
Sep 01  $56,594               $40,622
Oct 01  $61,661               $40,839
Nov 01  $68,934               $43,698
Dec 01  $73,620               $45,509
Jan 02  $71,864               $45,969
Feb 02  $70,146               $46,716
Mar 02  $75,963               $49,103
Apr 02  $73,464               $49,070
May 02  $72,606               $48,996
Jun 02  $63,354               $46,808
Jul 02  $53,205               $42,226
Aug 02  $52,814               $42,717
Sep 02  $47,076               $38,405
Oct 02  $50,941               $39,625

VALUE OF $25,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/96

                 TCW GALILEO VALUE OPPORTUNITIES FUND - N CLASS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUALIZED TOTAL RETURN
1-Year                           Since Inception
(17.61)%                                 (1.82)%
                                            FUND  RUSSELL MIDCAP VALUE
Nov 00                                    $1,911                $1,974
Dec 00                                    $2,099                $2,148
Jan 01                                    $2,308                $2,140
Feb 01                                    $2,221                $2,131
Mar 01                                    $2,164                $2,072
Apr 01                                    $2,394                $2,186
May 01                                    $2,546                $2,248
Jun 01                                    $2,521                $2,218
Jul 01                                    $2,539                $2,209
Aug 01                                    $2,469                $2,169
Sep 01                                    $2,149                $1,962
Oct 01                                    $2,340                $1,972
Nov 01                                    $2,614                $2,111
Dec 01                                    $2,792                $2,198
Jan 02                                    $2,725                $2,220
Feb 02                                    $2,660                $2,256
Mar 02                                    $2,878                $2,372
Apr 02                                    $2,783                $2,370
May 02                                    $2,750                $2,366
Jun 02                                    $2,400                $2,261
Jul 02                                    $2,014                $2,039
Aug 02                                    $1,999                $2,063
Sep 02                                    $1,781                $1,855
Oct 02                                    $1,928                $1,914

VALUE OF $2,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.
INCEPTION 11/1/00

(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
  SHARES    EQUITY SECURITIES                            VALUE
----------  -----------------                         ------------

            COMMON STOCK

            BANKING & FINANCIAL SERVICES (3.5% OF
              NET ASSETS)
    47,900  SEI Investments Co.                       $  1,278,451
    58,285  T. Rowe Price Group, Inc.                    1,645,385
                                                      ------------
            TOTAL BANKING & FINANCIAL SERVICES           2,923,836
                                                      ------------
            BIOLOGICAL PRODUCTS (5.9%)
   111,800  Gilead Sciences, Inc.                        3,883,932*
    42,600  MedImmune, Inc.                              1,088,430*
                                                      ------------
            TOTAL BIOLOGICAL PRODUCTS                    4,972,362
                                                      ------------
            COMMERCIAL SERVICES (12.0%)
    31,900  Expedia, Inc.                                2,158,354*+
    18,600  Hotels.com                                   1,159,710*+
   123,700  Overture Services, Inc.                      3,405,461*+
    85,288  Paychex, Inc.                                2,458,000
    38,600  Robert Half International, Inc.                644,620*
     4,600  Weight Watchers International, Inc.            217,810*
                                                      ------------
            TOTAL COMMERCIAL SERVICES                   10,043,955
                                                      ------------
            COMPUTER SERVICES (7.1%)
   134,800  Applied Micro Circuits Corp.                   525,720*
    86,500  CheckFree Corp.                              1,408,220*
   111,800  Network Appliance, Inc.                      1,002,958*
    25,300  Novellus Systems, Inc.                         799,480*
   146,042  Yahoo!, Inc.                                 2,178,947*+
                                                      ------------
            TOTAL COMPUTER SERVICES                      5,915,325
                                                      ------------
            COMPUTER SOFTWARE (4.7%)
    86,300  Agile Software Corp.                           587,703*
    63,018  Rational Software Corp.                        417,179*
   217,588  Siebel Systems, Inc.                         1,636,262*
    33,300  Symantec Corp.                               1,332,000*
                                                      ------------
            TOTAL COMPUTER SOFTWARE                      3,973,144
                                                      ------------
            ELECTRONICS (12.9%)
    74,534  Altera Corp.                                   873,538*
    47,816  Intersil Corp.                                 812,394*
   159,336  Maxim Integrated Products, Inc.              5,073,258*
   213,934  XILINX, Inc.                                 4,062,607*
                                                      ------------
            TOTAL ELECTRONICS                           10,821,797
                                                      ------------
            ENTERTAINMENT & LEISURE (0.0%)
       200  Regal Entertainment Group                        3,860*
                                                      ------------
            HEALTHCARE (5.5%)
    31,900  Express Scripts, Inc.                        1,733,765*+

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
39

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            HEALTHCARE (CONTINUED)
    61,200  Genentech, Inc.                           $  2,086,308*
    79,800  Human Genome Sciences, Inc.                    779,646*
                                                      ------------
            TOTAL HEALTHCARE                             4,599,719
                                                      ------------
            INSURANCE (0.6%)
    12,000  Cincinnati Financial Corp.                     455,880
                                                      ------------
            MEDIA--BROADCASTING & PUBLISHING (18.5%)
    79,262  Cablevision Systems Corp.                      757,745*+
    50,781  Clear Channel Communications, Inc.           1,881,436*
    83,800  Cox Radio, Inc.                              1,989,412*
    63,500  Hispanic Broadcasting Corp.                  1,365,250*
     4,800  Lin TV Corp.                                    99,024*+
   138,800  Mediacom Communications Corp.                  756,460*
   133,052  Univision Communications, Inc.               3,447,377*+
   143,468  Westwood One, Inc.                           5,207,888*
                                                      ------------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      15,504,592
                                                      ------------
            MEDICAL SUPPLIES (1.1%)
    61,248  Andrx Corp.                                    946,282*
                                                      ------------
            PHARMACEUTICALS (0.7%)
    30,600  Vertex Pharmaceuticals, Inc.                   600,066*
                                                      ------------
            RETAIL (17.1%)
    95,800  Amazon.com, Inc.                             1,854,688*+
   159,650  Bed, Bath & Beyond, Inc.                     5,661,189*
   107,564  eBay, Inc.                                   6,804,499*
                                                      ------------
            TOTAL RETAIL                                14,320,376
                                                      ------------
            TELECOMMUNICATIONS (7.1%)
    63,821  CIENA Corp.                                    234,861*
   183,592  EchoStar Communications Corp.                3,743,441*+
   103,000  Juniper Networks, Inc.                         599,975*+
    76,700  Research In Motion, Ltd.                       958,750*
   127,300  Sprint Corp. (PCS Group)                       443,004*
                                                      ------------
            TOTAL TELECOMMUNICATIONS                     5,980,031
                                                      ------------
            TOTAL COMMON STOCK (COST: $80,671,972)
              (96.7%)                                   81,061,225
                                                      ------------

NUMBER OF
 WARRANTS
----------
            WARRANTS (COST: $92,576) (0.3%)
     6,278  Expedia, Inc., expires 02/04/09                222,053*
                                                      ------------
            TOTAL EQUITY SECURITIES (COST:
              $80,764,548) (97.0%)                      81,283,278
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS                       VALUE
----------  ----------------------                    ------------
$  628,850  Bank of Montreal, 1.75%, due 11/26/02     $    628,850**
   638,021  BNP Paribas, 1.81%, due 11/01/02               638,021**
 3,190,105  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                        3,190,105**
 1,276,042  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                   1,276,042**
 2,446,782  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02               2,446,782
   638,021  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                     638,021**
   638,021  Merrill Lynch & Company, 1.82%, due
              11/26/02                                     638,021**
   319,011  Merrill Lynch & Company, 1.83%, due
              04/16/03                                     319,010**
 4,402,345  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                   4,402,345**
   638,021  National City Bank, 1.91%, due 01/23/03        638,021**
 1,276,042  Royal Bank of Canada, 1.77%, due
              11/18/02                                   1,276,042**
 3,509,115  Royal Bank of Scotland, 1.76%, due
              11/08/02                                   3,509,115**
 1,148,438  US Bank N.A., 1.89%, due 11/06/02            1,148,438**
                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $20,748,813) (24.8%)                      20,748,813
                                                      ------------
            TOTAL INVESTMENTS (COST: $101,513,361)
              (121.8%)                                 102,032,091
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-21.8%)                                 (18,260,926)
                                                      ------------
            NET ASSETS (100.0%)                       $ 83,771,165
                                                      ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
41

TCW GALILEO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

PRINCIPAL
  AMOUNT    FIXED INCOME SECURITIES                      VALUE
----------  -----------------------                   -----------

            BANKING & FINANCIAL SERVICES (2.1% OF
              NET ASSETS)
$1,285,000  E*TRADE Group, Inc., 6.75%, due 05/15/08  $   966,962
                                                      -----------
            BEVERAGES, FOOD & TOBACCO (2.2%)
 1,495,000  General Mills, Inc., (144A), 0%, due
              10/28/22                                  1,005,387*
                                                      -----------
            COMMERCIAL SERVICES (4.0%)
 1,165,000  Ikon Office Solutions, (144A), 5%, due
              05/01/07                                    937,825*
   865,000  Quest Diagnostics, Inc., 1.75%, due
              11/30/21                                    929,875
                                                      -----------
            TOTAL COMMERCIAL SERVICES                   1,867,700
                                                      -----------
            COMMUNICATIONS (1.6%)
   680,000  L-3 Communications Holdings, Inc., 4%,
              due 09/15/11                                765,850+
                                                      -----------
            COMPUTER SERVICES (2.3%)
   745,000  CheckFree Holdings Corp., 6.5%, due
              12/01/06                                    677,950
   660,000  Federal National Mortgage Association,
              Exchangeable Micron Technology, Inc.,
              (144A), 0%, due 05/15/08                    391,423*
                                                      -----------
            TOTAL COMPUTER SERVICES                     1,069,373
                                                      -----------
            COMPUTER SOFTWARE (5.2%)
   830,000  First Data Corp., 2%, due 03/01/08            942,050
   615,000  Lehman Brothers Holdings, Inc.,
              Exchangeable Siebel Systems, Inc.,
              19%, due 02/01/03                           147,600
   570,000  Siebel Systems, Inc., 5.5%, due 09/15/06      544,350+
   255,000  Symantec Corp., (144A), 3%, due 11/01/06      361,781*
   550,000  Veritas Software Corp., 1.856%, due
              08/13/06                                    459,937
                                                      -----------
            TOTAL COMPUTER SOFTWARE                     2,455,718
                                                      -----------
            ELECTRONICS (6.5%)
   960,000  ASM Lithography Holding N.V., (144A),
              5.75%, due 10/15/06                         803,155*+
 1,495,000  Celestica, Inc., 0%, due 08/01/20             659,669
   325,000  GlobeSpan, Inc., 5.25%, due 05/15/06          260,000
   545,000  GlobeSpan, Inc., (144A), 5.25%, due
              05/15/06                                    436,000*
   430,000  LSI Logic Corp., 4.25%, due 03/15/04          404,737+
   290,000  PMC-Sierra, Inc., 3.75%, due 08/15/06         191,037
   420,000  PMC-Sierra, Inc., (144A), 3.75%, due
              08/15/06                                    276,675*
                                                      -----------
            TOTAL ELECTRONICS                           3,031,273
                                                      -----------
            ENERGY & OIL SERVICES (2.0%)
   865,000  Kerr-McGee Corp., 5.25%, due 02/15/10         928,794
                                                      -----------
            ENTERTAINMENT & LEISURE (1.4%)
   685,000  Morgan Stanley Dean Witter & Co.,
              Exchangeable The Walt Disney Co.,
              0.25%, due 12/30/08                         648,181
                                                      -----------
            HEALTHCARE (1.7%)
 1,165,000  Universal Health Services, Inc., 0.426%,
              due 06/23/20                                777,637+
                                                      -----------
            HEAVY MACHINERY (0.7%)
   305,000  Briggs & Stratton Corp., 5%, due
              05/15/06                                    319,487
                                                      -----------
            INDUSTRIAL--DIVERSIFIED (6.3%)
   785,000  SPX Corp., 0%, due 02/06/21                   474,925

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
            INDUSTRIAL--DIVERSIFIED (CONTINUED)
$1,180,000  SPX Corp., (144A), 0%, due 02/06/21       $   713,900*
 2,380,000  Tyco International, Ltd., 0%, due
              02/12/21                                  1,759,713+
                                                      -----------
            TOTAL INDUSTRIAL--DIVERSIFIED               2,948,538
                                                      -----------
            INSURANCE (3.6%)
 1,240,000  American International Group, Inc.,
              0.5%, due 05/15/07                        1,143,900
   640,000  Swiss RE America Holding, (144A), 3.25%,
              due 11/21/21                                550,400*
                                                      -----------
            TOTAL INSURANCE                             1,694,300
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (1.7%)
 1,020,000  Charter Communications, Inc., 4.75%, due
              06/01/06                                    191,250
    20,000  Charter Communications, Inc., 5.75%, due
              10/15/05                                      4,300+
   395,000  Charter Communications, Inc., (144A),
              5.75%, due 10/15/05                          84,925*
   905,000  Ciena Corp., 3.75%, due 02/01/08              536,213
                                                      -----------
            TOTAL MEDIA--BROADCASTING & PUBLISHING        816,688
                                                      -----------
            MEDICAL SUPPLIES (5.3%)
   850,000  Agilent Technolgies, Inc., 3%, due
              12/01/21                                    733,125+
   855,000  Agilent Technolgies, Inc., (144A), 3%,
              due 12/01/21                                737,438*
 1,225,000  Alza Corp., Exchangeable Johnson &
              Johnson, Inc., 0%, due 07/28/20           1,025,938
                                                      -----------
            TOTAL MEDICAL SUPPLIES                      2,496,501
                                                      -----------
            PHARMACEUTICALS (2.9%)
   570,000  Human Genome Sciences, Inc., 5%, due
              02/01/07                                    392,588
   450,000  Invitrogen Corp., (144A), 2.25%, due
              12/15/06                                    353,813*
   270,000  Teva Pharmaceutical Industries, Ltd.,
              0.75%, due 08/15/21                         297,000+
   300,000  Teva Pharmaceutical Industries, Ltd.,
              (144A), 0.75%, due 08/15/21                 330,000*
                                                      -----------
            TOTAL PHARMACEUTICALS                       1,373,401
                                                      -----------
            TELECOMMUNICATIONS (9.3%)
 1,180,000  Echostar Communications Corp., 4.875%,
              due 01/01/07                                963,175
    35,000  Echostar Communications Corp., (144A),
              4.875%, due 01/01/07                         28,569*
   785,000  Juniper Networks, Inc., 4.75%, due
              03/15/07                                    556,369
 1,605,000  Nextel Communications, Inc., 4.75%, due
              07/01/07                                  1,346,194
   480,000  ONI Systems Corp., 5%, due 10/15/05           361,800+
   935,000  Telefonos de Mexico, S.A. de C.V.,
              4.25%, due 06/15/04                       1,084,600+
                                                      -----------
            TOTAL TELECOMMUNICATIONS                    4,340,707
                                                      -----------
            TRANSPORTATION (2.9%)
 1,310,000  United Parcel Service, Inc., 1.75%, due
              09/27/07                                  1,362,400
                                                      -----------
            TOTAL FIXED INCOME SECURITIES (COST:
              $30,797,310) (61.7%)                     28,868,897
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES    EQUITY SECURITIES                            VALUE
----------  -----------------                         -----------

            CONVERTIBLE PREFERRED STOCK

            AEROSPACE/DEFENSE (1.9%)
    17,350  Raytheon, Inc., Class B, $4.125           $   914,172+
                                                      -----------
            AUTOMOTIVE (2.8%)
     5,900  Ford Motor Co. Capital Trust II, $3.25        216,530
    53,300  General Motors Corp., $1.313                1,111,305
                                                      -----------
            TOTAL AUTOMOTIVE                            1,327,835
                                                      -----------
            BANKING & FINANCIAL SERVICES (1.8%)
    15,350  Washington Mutual, Inc., $2.688               803,956+
     1,000  Washington Mutual, Inc., (144A), $2.688        52,375***
                                                      -----------
            TOTAL BANKING & FINANCIAL SERVICES            856,331
                                                      -----------
            COMMERCIAL SERVICES (2.2%)
    29,750  Cendant Corp., $3.875                       1,010,905+
                                                      -----------
            COMMUNICATIONS (2.4%)
    27,000  Titan Capital Trust, $2.875                 1,107,000
                                                      -----------
            COMPUTER SERVICES (4.2%)
    17,300  CenterPoint Energy, Inc., Exchangeable
              AOL Time Warner, Inc., $1.165               367,798
    59,690  Goldman Sachs Group, Inc., Exchangeable
              AOL Time Warner, Inc., $0.916               831,929**
    10,900  Tribune Co., $2.00                            776,625
                                                      -----------
            TOTAL COMPUTER SERVICES                     1,976,352
                                                      -----------
            COMPUTER SOFTWARE (2.5%)
    56,300  Electronic Data Systems Corp., $3.813       1,030,290+
    16,600  Morgan Stanley Dean Witter & Co.,
              Exchangeable Siebel Systems, Inc.,
              $7.123                                      153,550
                                                      -----------
            TOTAL COMPUTER SOFTWARE                     1,183,840
                                                      -----------
            ELECTRIC UTILITIES (1.9%)
    39,100  Sempra Energy, $2.125                         885,615
                                                      -----------
            INSURANCE (2.0%)
    10,200  QBE Insurance Group, Ltd., (144A), $4.00      478,380***
    10,000  Reinsurance Group of America, Inc.,
              $2.875                                      448,500
                                                      -----------
            TOTAL INSURANCE                               926,880
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (7.2%)
    13,600  Cox Communications, Inc., $6.859              357,544
    26,200  Equity Securities Trust, Exchangeable
              Cablevision Systems Corp. $1.406            345,840
    21,100  Equity Securities Trust, Exchangeable
              Cablevision Systems Corp., $2.343           282,318
    37,100  Goldman Sachs Group, Inc., Exchangeable
              Clear Channel Communications, Inc.,
              $3.096                                    1,273,272**
       500  Radio One, Inc., $65.00                       526,850

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
44

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE
----------                                            -----------
            MEDIA--BROADCASTING & PUBLISHING
            (CONTINUED)
       535  Radio One, Inc., (144A), $65.00           $   563,730***
                                                      -----------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      3,349,554
                                                      -----------
            OIL & GAS (1.3%)
    22,000  El Paso Corp., $4.50                          626,340
                                                      -----------
            PAPER & FOREST PRODUCTS (1.1%)
    12,350  Boise Cascade Corp., $3.75                    504,127
                                                      -----------
            RETAIL (1.3%)
    18,000  Toys R Us, Inc., $3.125                       610,200
                                                      -----------
            TELECOMMUNICATIONS (2.7%)
    13,100  Alltel Corp., $3.875                          653,690
    36,900  MediaOne Group, Inc., Exchangeable
              Vodafone AirTouch PLC, $3.041               612,540
                                                      -----------
            TOTAL TELECOMMUNICATIONS                    1,266,230
                                                      -----------
            TOTAL CONVERTIBLE PREFERRED STOCK (COST:
              $19,082,529) (35.3%)                     16,545,381
                                                      -----------

            COMMON STOCK

            ELECTRONICS (0.6%)
    16,730  Texas Instruments, Inc.                       265,337
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (1.0%)
    17,152  Cox Communications, Inc.                      469,965+
                                                      -----------
            TOTAL COMMON STOCK (COST: $1,015,648)
              (1.6%)                                      735,302
                                                      -----------
            TOTAL EQUITY SECURITIES (COST:
              $20,098,177) (36.9%)                     17,280,683
                                                      -----------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  275,763  Bank of Montreal, 1.75%, due 11/26/02         275,763***
   279,785  BNP Paribas, 1.81%, due 11/01/02              279,785***
 1,398,923  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                       1,398,923***
   559,569  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                    559,569***
    76,568  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02                 76,568
   279,785  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                    279,785***
   279,785  Merrill Lynch & Co., Inc., 1.82%, due
              11/26/02                                    279,785***
   139,892  Merrill Lynch & Co., Inc., 1.83%, due
              04/16/03                                    139,892***
 1,930,514  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                  1,930,514***
   279,785  National City Bank, 1.91%, due 01/23/03       279,785***

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
45

TCW GALILEO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
$  559,569  Royal Bank of Canada, 1.77%, due
              11/18/02                                $   559,569***
 1,538,816  Royal Bank of Scotland, 1.76%, due
              11/08/02                                  1,538,816***
   503,612  US Bank N.A., 1.89%, due 11/06/02             503,612***
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $8,102,366) (17.3%)                       8,102,366
                                                      -----------
            TOTAL INVESTMENTS (COST: $58,997,853)
              (115.9%)                                 54,251,946
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-15.9%)                                 (7,435,303)
                                                      -----------
            NET ASSETS (100.0%)                       $46,816,643
                                                      ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO $8,105,776 OR 17.3% OF NET ASSETS.
 **  NON-INCOME PRODUCING.
***  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
46

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ----------
           AEROSPACE/DEFENSE (8.7% OF NET ASSETS)
   2,600   Boeing Co.                                $   77,350
   2,700   Textron, Inc.                                110,700
   2,450   United Technologies Corp.                    151,091
                                                     ----------
           TOTAL AEROSPACE/DEFENSE                      339,141
                                                     ----------
           AUTOMOTIVE (1.2%)
   1,400   General Motors Corp.                          46,550
                                                     ----------
           BANKING & FINANCIAL SERVICES (11.8%)
   4,900   American Express Co.                         178,213
   4,500   Bank One Corp.                               173,565
   1,620   Federal National Mortgage Association        108,313
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES           460,091
                                                     ----------
           CHEMICALS (3.3%)
   1,900   Potash Corp. of Saskatchewan, Inc.           128,535
                                                     ----------
           COMPUTER SERVICES (6.6%)
   5,400   Computer Associates International, Inc.       80,244
   7,957   Hewlett-Packard Co.                          125,721
   2,300   NCR Corp.                                     51,152*
                                                     ----------
           TOTAL COMPUTER SERVICES                      257,117
                                                     ----------
           COMPUTER SOFTWARE (1.1%)
   3,100   NetIQ Corp.                                   43,741*
                                                     ----------
           COSMETICS & HOUSEHOLD PRODUCTS (5.9%)
   4,100   Gillette Co.                                 122,508
   1,200   Procter & Gamble Co.                         106,140
                                                     ----------
           TOTAL COSMETICS & HOUSEHOLD PRODUCTS         228,648
                                                     ----------
           ELECTRIC UTILITIES (2.7%)
   3,400   Cinergy Corp.                                105,774
                                                     ----------
           ELECTRONICS (2.6%)
   4,400   Agilent Technologies, Inc.                    60,500*
   3,200   Teradyne, Inc.                                38,752*
                                                     ----------
           TOTAL ELECTRONICS                             99,252
                                                     ----------
           ENERGY & OIL SERVICES (0.9%)
   1,600   Transocean Sedco Forex, Inc.                  35,168
                                                     ----------
           ENTERTAINMENT & LEISURE (5.0%)
   9,700   Mattel, Inc.                                 178,092
     900   The Walt Disney Co.                           15,030
                                                     ----------
           TOTAL ENTERTAINMENT & LEISURE                193,122
                                                     ----------
           INSURANCE (8.7%)
   2,300   Allstate Corp.                                91,494
   2,200   American International Group, Inc.           137,610
   1,900   Chubb Corp.                                  107,179
                                                     ----------
           TOTAL INSURANCE                              336,283
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           MACHINERY (3.2%)
   2,700   Deere & Co.                               $  125,253
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (6.6%)
   8,600   Readers Digest Association, Inc.             139,836
   2,600   Scholastic Corp.                             114,790*
                                                     ----------
           TOTAL MEDIA--BROADCASTING & PUBLISHING       254,626
                                                     ----------
           MEDICAL SUPPLIES (4.2%)
   3,300   Bausch & Lomb, Inc.                          102,630
   2,000   Becton Dickinson & Co.                        59,020
                                                     ----------
           TOTAL MEDICAL SUPPLIES                       161,650
                                                     ----------
           METALS (2.9%)
   3,600   Phelps Dodge Corp.                           111,672*
                                                     ----------
           OIL & GAS (3.2%)
   2,572   ConocoPhillips                               124,742
                                                     ----------
           PHARMACEUTICALS (4.7%)
   3,500   Genzyme Corp.                                 97,475*
   2,730   Mylan Laboratories, Inc.                      85,913
                                                     ----------
           TOTAL PHARMACEUTICALS                        183,388
                                                     ----------
           RETAIL (6.5%)
   5,700   J.C. Penney Co., Inc.                        108,585
   2,300   Sears Roebuck & Co.                           60,398
   8,400   Toys 'R' Us, Inc.                             83,916*
                                                     ----------
           TOTAL RETAIL                                 252,899
                                                     ----------
           TELECOMMUNICATIONS (5.8%)
  19,642   AT&T Wireless Services, Inc.                 134,941*
  10,000   Motorola, Inc.                                91,700
                                                     ----------
           TOTAL TELECOMMUNICATIONS                     226,641
                                                     ----------
           TRANSPORTATION (4.5%)
   4,200   CNF, Inc.                                    135,198
   1,500   CSX Corp.                                     41,400
                                                     ----------
           TOTAL TRANSPORTATION                         176,598
                                                     ----------
           TOTAL COMMON STOCK (COST: $4,257,906)
             (100.1%)                                 3,890,891
                                                     ----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $24,593) (0.6%)
---------  ---------------------------------------------
 $24,593   Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                               24,593
                                                           ----------
           TOTAL INVESTMENTS (COST: $4,282,499) (100.7%)    3,915,484
           LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)      (27,145)
                                                           ----------
           NET ASSETS (100.0%)                             $3,888,339
                                                           ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
48

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ----------

           ADVERTISING (1.0% OF NET ASSETS)
   4,150   DoubleClick, Inc.                         $   29,050*
                                                     ----------
           AIRLINES (1.0%)
   2,050   SkyWest, Inc.                                 31,101
                                                     ----------
           APPAREL RETAILERS (2.1%)
   3,200   Chico's FAS, Inc.                             61,760*+
                                                     ----------
           BANKING & FINANCIAL SERVICES (2.4%)
     800   East West Bancorp, Inc.                       27,600
   1,200   Financial Federal Corp.                       33,624*
     250   UCBH Holdings, Inc.                           10,472
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES            71,696
                                                     ----------
           COMMERCIAL SERVICES (17.4%)
   2,800   Career Education Corp.                       112,308*
   3,000   Corinthian Colleges, Inc.                    113,700*
   1,450   Learning Tree International, Inc.             24,779*
   3,400   Medical Staffing Network Holdings, Inc.       45,356*
   3,366   University of Phoenix Online, Inc.           104,683*
   3,350   Waste Connections, Inc.                      122,543*
                                                     ----------
           TOTAL COMMERCIAL SERVICES                    523,369
                                                     ----------
           COMPUTER SERVICES (14.7%)
   3,100   @Road, Inc.                                   15,469*
     850   CACI International, Inc.                      34,773*
     950   Cognizant Technology Solutions Corp.          62,861*+
   3,650   eSPEED, Inc.                                  53,144*
   3,050   F5 Networks, Inc.                             28,639*
   1,250   Fidelity National Information Solutions,
             Inc.                                        23,925*
   1,750   InterCept, Inc.                               27,667*
   3,100   Intrado, Inc.                                 29,977*
   6,650   Radiant Systems, Inc.                         71,953*
   4,550   Websense, Inc.                                91,864*
                                                     ----------
           TOTAL COMPUTER SERVICES                      440,272
                                                     ----------
           COMPUTER SOFTWARE (4.3%)
   2,150   Documentum, Inc.                              31,411*
  10,000   MatrixOne, Inc.                               26,300*
     950   NetIQ Corp.                                   13,404*
  14,791   SmartForce PLC (ADR)                          59,312*
                                                     ----------
           TOTAL COMPUTER SOFTWARE                      130,427
                                                     ----------
           ELECTRICAL EQUIPMENT (1.1%)
     700   FLIR Systems, Inc.                            33,131*
                                                     ----------
           ELECTRONICS (8.0%)
   1,550   Cognex Corp.                                  29,388*
   1,900   Helix Technology Corp.                        19,437
   3,300   Integrated Circuit Systems, Inc.              67,452*
   1,250   Photronics, Inc.                              15,175*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
49

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           ELECTRONICS (CONTINUED)
   1,850   Plexus Corp.                              $   19,850*+
   2,150   Power Integrations, Inc.                      37,926*
   5,150   TTM Technologies, Inc.                         9,424*
   2,750   Zoran Corp.                                   41,223*+
                                                     ----------
           TOTAL ELECTRONICS                            239,875
                                                     ----------
           ENERGY & OIL SERVICES (1.0%)
   1,752   Varco International, Inc.                     28,803*
                                                     ----------
           ENTERTAINMENT & LEISURE (1.6%)
   2,050   Shuffle Master, Inc.                          47,027*+
                                                     ----------
           FOODS, HOTELS & RESTAURANTS (0.4%)
   1,600   BUCA, Inc.                                    11,408*
                                                     ----------
           HEALTHCARE (3.7%)
   1,500   Accredo Health, Inc.                          69,420*+
   1,600   Affymetrix, Inc.                              41,760*+
                                                     ----------
           TOTAL HEALTHCARE                             111,180
                                                     ----------
           HEAVY MACHINERY (0.9%)
   1,000   Hydril Co.                                    27,050*
                                                     ----------
           HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES (0.4%)
     900   CoorsTek, Inc.                                13,410*
                                                     ----------
           INSURANCE (3.5%)
   2,150   Amerigroup Corp.                              62,802*+
   1,400   Centene Corp.                                 42,602*+
                                                     ----------
           TOTAL INSURANCE                              105,404
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (1.0%)
   4,500   Regent Communications, Inc.                   27,225*
     100   Salem Communications Corp.                     2,477*
                                                     ----------
           TOTAL MEDIA--BROADCASTING & PUBLISHING        29,702
                                                     ----------
           MEDICAL SUPPLIES (9.3%)
   1,200   American Medical Systems Holdings, Inc.       16,788*
     950   Cerus Corp.                                   16,929*
   4,300   Conceptus, Inc.                               59,899*+
   1,250   CTI Molecular Imaging, Inc.                   28,225*
     850   Dianon Systems, Inc.                          34,000*
   4,550   EPIX Medical, Inc.                            28,893*
   3,400   HealtheTech, Inc.                             23,290*+
   2,400   LTX Corp.                                     14,880*
   2,350   Protein Design Labs, Inc.                     19,505*
   4,150   Thoratec Corp.                                36,935*
                                                     ----------
           TOTAL MEDICAL SUPPLIES                       279,344
                                                     ----------
           OIL & GAS (1.8%)
   2,500   Cal Dive International, Inc.                  54,925*
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           PHARMACEUTICALS (9.2%)
   1,550   Atrix Laboratories, Inc.                  $   28,336*+
   1,400   CIMA Labs, Inc.                               32,704*
   4,600   Durect Corp.                                  14,904*
     750   Eon Labs, Inc.                                16,898*
   6,200   First Horizon Pharmaceutical Corp.            22,754*+
   1,400   Inverness Medical Innovations, Inc.           14,350*
   1,500   Martek Biosciences Corp.                      23,580*+
   1,550   Medicines Co.                                 22,506*+
     500   Neurocrine Biosciences, Inc.                  22,450*+
   2,100   OraSure Technologies, Inc.                    10,668*
     900   Priority Healthcare Corp., Class B            21,861*
   1,700   Telik, Inc.                                   25,075*+
     350   Trimeris, Inc.                                18,515*+
                                                     ----------
           TOTAL PHARMACEUTICALS                        274,601
                                                     ----------
           RETAIL (6.0%)
   1,714   99 Cents Only Stores                          46,364*
   3,950   Charlotte Russe Holding, Inc.                 48,783*
   1,200   Christopher & Banks Corp.                     32,040*
   2,650   Insight Enterprises, Inc.                     20,246*
   2,500   Ultimate Electronics, Inc.                    32,575*
                                                     ----------
           TOTAL RETAIL                                 180,008
                                                     ----------
           TECHNOLOGY (2.3%)
   6,750   Digital River, Inc.                           70,470*
                                                     ----------
           TELECOMMUNICATIONS (3.1%)
   1,100   Itron, Inc.                                   23,859*
   1,250   j2 Global Communications, Inc.                34,288*+
   7,500   Wireless Facilities, Inc.                     33,750*
                                                     ----------
           TOTAL TELECOMMUNICATIONS                      91,897
                                                     ----------
           TEXTILES, CLOTHING & FABRICS (0.8%)
   4,750   GSI Commerce, Inc.                            23,323*+
                                                     ----------
           TRANSPORTATION (2.8%)
   2,500   Atlantic Coast Airlines Holdings, Inc.        33,000*
   2,400   General Maritime Corp.                        12,720*
   3,100   WestJet Airlines, Ltd.                        38,812*
                                                     ----------
           TOTAL TRANSPORTATION                          84,532
                                                     ----------
           TOTAL COMMON STOCK (COST: $2,878,370)
             (99.8%)                                  2,993,765
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS                      VALUE
---------  ----------------------                    ----------
$ 22,319   Bank of Montreal, 1.75%, due 11/26/02     $   22,319**
  22,645   BNP Paribas, 1.81%, due 11/01/02              22,645**
 113,225   Canadian Imperial Bank of Commerce,
             1.88%, due 11/04/02                        113,225**
  45,290   Harris Trust & Savings Bank, 1.77%, due
             11/18/02                                    45,290**
  51,530   Investors Bank & Trust Depository
             Reserve, 1.05%, due 11/01/02                51,530
  22,645   Jupiter Securitization Corp., 1.78%, due
             11/20/02                                    22,645**
  22,645   Merrill Lynch & Co., Inc., 1.82%, due
             11/26/02                                    22,645**
  11,322   Merrill Lynch & Co., Inc., 1.83%, due
             04/16/03                                    11,322**
 156,250   Merrimac Money Market Fund, 1.7%, due
             11/01/02                                   156,250**
  22,645   National City Bank, 1.91%, due 01/23/03       22,645**
  45,290   Royal Bank of Canada, 1.77%, due
             11/18/02                                    45,290**
 124,547   Royal Bank of Scotland, 1.76%, due
             11/08/02                                   124,547**
  40,761   US Bank N.A., 1.89%, due 11/06/02             40,761**
                                                     ----------
           TOTAL SHORT-TERM INVESTMENTS (COST:
             $701,114) (23.4%)                          701,114
                                                     ----------
           TOTAL INVESTMENTS (COST: $3,579,484)
             (123.2%)                                 3,694,879
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-23.2%)                                  (694,701)
                                                     ----------
           NET ASSETS (100.0%)                       $3,000,178
                                                     ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
52

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    COMMON STOCK                               VALUE
---------  ------------                              --------

           AEROSPACE/DEFENSE (5.0% OF NET ASSETS)
     950   Textron, Inc.                             $ 38,950
                                                     --------
           AUTOMOTIVE (5.5%)
     275   ITT Industries, Inc.                        17,869
     700   Lear Corp.                                  25,585*
                                                     --------
           TOTAL AUTOMOTIVE                            43,454
                                                     --------
           BANKING & FINANCIAL SERVICES (11.1%)
     300   Bank of America Corp.                       20,940
     320   Goldman Sachs Group, Inc.                   22,912
     585   Morgan Stanley                              22,768
     400   Wells Fargo & Co.                           20,188
                                                     --------
           TOTAL BANKING & FINANCIAL SERVICES          86,808
                                                     --------
           BEVERAGES, FOOD & TOBACCO (2.6%)
     600   Coca-Cola Enterprises, Inc.                 14,304
     140   Philip Morris Companies, Inc.                5,705
                                                     --------
           TOTAL BEVERAGES, FOOD & TOBACCO             20,009
                                                     --------
           CHEMICALS (4.7%)
     650   Air Products & Chemicals, Inc.              28,730
     150   Praxair, Inc.                                8,175
                                                     --------
           TOTAL CHEMICALS                             36,905
                                                     --------
           COMPUTER SERVICES (2.6%)
     650   Novellus Systems, Inc.                      20,540*
                                                     --------
           ELECTRICAL EQUIPMENT (2.2%)
   1,150   Applied Materials, Inc.                     17,285*
                                                     --------
           ELECTRONICS (7.4%)
     550   Emerson Electric Co.                        26,499
   1,830   Intel Corp.                                 31,659
                                                     --------
           TOTAL ELECTRONICS                           58,158
                                                     --------
           ENERGY & OIL SERVICES (5.5%)
   1,250   Exxon Mobil Corp.                           42,075
      32   Transocean Sedco Forex, Inc.                   703
                                                     --------
           TOTAL ENERGY & OIL SERVICES                 42,778
                                                     --------
           FOODS, HOTELS & RESTAURANTS (1.8%)
     790   McDonald's Corp.                            14,307
                                                     --------
           INSURANCE (5.1%)
     250   AFLAC, Inc.                                  7,610
     700   Marsh & McLennan Companies, Inc.            32,697
                                                     --------
           TOTAL INSURANCE                             40,307
                                                     --------
           METALS (4.9%)
   1,730   Alcoa, Inc.                                 38,164
                                                     --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                               VALUE
---------                                            --------
           OIL & GAS (15.2%)
     565   ChevronTexaco Corp.                       $ 38,211
   2,015   Global Santa Fe Corp.                       48,159
   1,100   Sunoco, Inc.                                32,978
                                                     --------
           TOTAL OIL & GAS                            119,348
                                                     --------
           RETAIL (8.5%)
     700   Staples, Inc.                               10,850*
   2,600   The Gap, Inc.                               30,602
   2,510   Toys 'R' Us, Inc.                           25,075*
                                                     --------
           TOTAL RETAIL                                66,527
                                                     --------
           TELECOMMUNICATIONS (2.2%)
   1,900   Motorola, Inc.                              17,423
                                                     --------
           TRANSPORTATION (16.0%)
   1,100   Burlington Northern Santa Fe Corp.          28,303
   1,325   CSX Corp.                                   36,570
     125   Norfolk Southern Corp.                       2,525
     985   Union Pacific Corp.                         58,164
                                                     --------
           TOTAL TRANSPORTATION                       125,562
                                                     --------
           TOTAL COMMON STOCK (COST: $916,063)
             (100.3%)                                 786,525
                                                     --------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $25,105) (3.2%)
---------  ---------------------------------------------
 $25,105   Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                            25,105
                                                          --------
           TOTAL INVESTMENTS (COST: $941,168) (103.5%)     811,630
           LIABILITIES IN EXCESS OF OTHER ASSETS (-3.5%)   (27,608)
                                                          --------
           NET ASSETS (100.0%)                            $784,022
                                                          ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
54

TCW GALILEO GROWTH INSIGHTS FUND
                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ----------

           APPAREL RETAILERS (1.2% OF NET ASSETS)
   1,250   Chico's FAS, Inc.                         $   24,125*
                                                     ----------
           AUTOMOTIVE (2.3%)
     850   Harley-Davidson, Inc.                         44,455
                                                     ----------
           BANKING & FINANCIAL SERVICES (4.8%)
     600   Goldman Sachs Group, Inc.                     42,960
   3,200   Schwab (Charles) Corp.                        29,376
   1,800   Stilwell Financial, Inc.                      21,078
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES            93,414
                                                     ----------
           BIOLOGICAL PRODUCTS (3.2%)
   1,350   Amgen, Inc.                                   62,856*
                                                     ----------
           COMMERCIAL SERVICES (7.1%)
   2,050   Concord EFS, Inc.                             29,274*
   3,100   Paychex, Inc.                                 89,342
   1,150   Resources Connection, Inc.                    19,688*
                                                     ----------
           TOTAL COMMERCIAL SERVICES                    138,304
                                                     ----------
           COMPUTER SERVICES (5.8%)
   6,050   Cisco Systems, Inc.                           67,639*
     950   Dell Computer Corp.                           27,179*
   2,100   Network Appliance, Inc.                       18,839*
                                                     ----------
           TOTAL COMPUTER SERVICES                      113,657
                                                     ----------
           COMPUTER SOFTWARE (11.3%)
   1,100   Activision, Inc.                              22,550*
   1,550   Adobe Systems, Inc.                           36,642
   2,250   Microsoft Corp.                              120,307*
   5,550   Siebel Systems, Inc.                          41,736*
                                                     ----------
           TOTAL COMPUTER SOFTWARE                      221,235
                                                     ----------
           ELECTRICAL EQUIPMENT (4.4%)
   5,700   Applied Materials, Inc.                       85,671*
                                                     ----------
           ELECTRONICS (11.3%)
   1,600   Intel Corp.                                   27,680
   4,650   Intersil Corp.                                79,003*
   1,850   Marvell Technology Group, Ltd.                29,988*
     900   Maxim Integrated Products, Inc.               28,656*
     875   Microchip Technology, Inc.                    21,350*
     800   Semtech Corp.                                 11,304*
   1,150   XILINX, Inc.                                  21,839*
                                                     ----------
           TOTAL ELECTRONICS                            219,820
                                                     ----------
           ENTERTAINMENT & LEISURE (1.3%)
   1,150   Shuffle Master, Inc.                          26,381*
                                                     ----------
           HEALTHCARE (2.4%)
   1,350   Genentech, Inc.                               46,022*
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           INSURANCE (12.9%)
   1,650   AFLAC, Inc.                               $   50,226
   2,200   Cincinnati Financial Corp.                    83,578
   2,150   Progressive Corp.                            118,250
                                                     ----------
           TOTAL INSURANCE                              252,054
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (4.5%)
   1,350   McGraw-Hill Companies, Inc.                   87,075
                                                     ----------
           PHARMACEUTICALS (4.1%)
   1,450   Lilly (Eli) & Co.                             80,475
                                                     ----------
           RETAIL (11.5%)
   3,050   Amazon.com, Inc.                              59,048*
     850   eBay, Inc.                                    53,771*
     550   Home Depot, Inc.                              15,884
   2,850   Walgreen Co.                                  96,188
                                                     ----------
           TOTAL RETAIL                                 224,891
                                                     ----------
           RETAILERS (2.1%)
   1,900   J. Jill Group, Inc.                           40,964*
                                                     ----------
           TELECOMMUNICATIONS (7.1%)
   2,550   Juniper Networks, Inc.                        14,854*
     900   Qualcomm, Inc.                                31,068*
   2,100   Viacom, Inc., Class B                         93,681*
                                                     ----------
           TOTAL TELECOMMUNICATIONS                     139,603
                                                     ----------
           TRANSPORTATION (3.3%)
   4,350   Southwest Airlines, Inc.                      63,510
                                                     ----------
           TOTAL COMMON STOCK (COST: $2,278,277)
             (100.6%)                                 1,964,512
                                                     ----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS (COST: $12,597) (0.6%)
---------  ---------------------------------------------
 $12,597   Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                              12,597
                                                          ----------
           TOTAL INVESTMENTS (COST: $2,290,874) (101.2%)   1,977,109
           LIABILITIES IN EXCESS OF OTHER ASSETS (-1.2%)     (23,711)
                                                          ----------
           NET ASSETS (100.0%)                            $1,953,398
                                                          ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
56

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ---------

           BIOLOGICAL PRODUCTS (26.8% OF NET
             ASSETS)
    325    Amgen, Inc.                               $ 15,132*
    135    Biogen, Inc.                                 4,953*
    340    Gilead Sciences, Inc.                       11,812*
    755    Impax Laboratories, Inc.                     3,828*
    230    InterMune, Inc.                              8,448*
    530    MedImmune, Inc.                             13,541*
                                                     --------
           TOTAL BIOLOGICAL PRODUCTS                   57,714
                                                     --------
           CHEMICALS (8.9%)
    385    Adolor Corp.                                 5,286*
    325    Pharmacia Corp.                             13,975
                                                     --------
           TOTAL CHEMICALS                             19,261
                                                     --------
           COMMERCIAL SERVICES (13.0%)
    200    American Healthways, Inc.                    3,930*
    340    Celgene Corp.                                7,531*
    235    CV Therapeutics, Inc.                        5,640*
    400    Lexicon Genetics, Inc.                       1,844*
    150    Myriad Genetics, Inc.                        2,709*
    527    Option Care, Inc.                            4,111*
     50    Weight Watchers International, Inc.          2,367*
                                                     --------
           TOTAL COMMERCIAL SERVICES                   28,132
                                                     --------
           COMPUTER SOFTWARE (1.5%)
     50    Cerner Corp.                                 1,780*
    270    PracticeWorks, Inc.                          1,420*
                                                     --------
           TOTAL COMPUTER SOFTWARE                      3,200
                                                     --------
           HEALTHCARE (15.7%)
     95    Accredo Health, Inc.                         4,397*
    315    Affymetrix, Inc.                             8,221*
  1,045    BriteSmile, Inc.                               679*
    145    Express Scripts, Inc.                        7,881*
    235    Genentech, Inc.                              8,011*
    235    Human Genome Sciences, Inc.                  2,296*
     70    Odyssey Healthcare, Inc.                     2,449*
                                                     --------
           TOTAL HEALTHCARE                            33,934
                                                     --------
           INSURANCE (2.2%)
    155    AFLAC, Inc.                                  4,718
                                                     --------
           MEDICAL SUPPLIES (7.9%)
    225    Abgenix, Inc.                                1,530*
    555    Andrx Corp.                                  8,575*
    120    Dianon Systems, Inc.                         4,800*
    220    Kyphon, Inc.                                 2,081*
                                                     --------
           TOTAL MEDICAL SUPPLIES                      16,986
                                                     --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

57
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
SHARES                                                VALUE
---------                                            ---------
           PHARMACEUTICALS (28.3%)
    325    Abbott Laboratories                       $ 13,608
    275    AdvancePCS                                   6,902*
    275    Albany Molecular Research, Inc.              4,246*
    350    American Pharmaceutical Partners, Inc.       7,000*
    135    Biovail Corp.                                4,273*
    205    Lilly (Eli) & Co.                           11,378
    155    Priority Healthcare Corp., Class B           3,765*
    210    Schering-Plough Corp.                        4,484
    280    Vertex Pharmaceuticals, Inc.                 5,491*
                                                     --------
           TOTAL PHARMACEUTICALS                       61,147
                                                     --------
           TOTAL COMMON STOCK (COST: $292,419)
             (104.3%)                                 225,092
                                                     --------

PRINCIPAL
AMOUNT     SHORT-TERM INVESTMENTS (COST: $6,278) (2.9%)
---------  --------------------------------------------
 $6,278    Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                            6,278
                                                         --------
           TOTAL INVESTMENTS (COST: $298,697) (107.2%)    231,370
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-7.2%)                                      (15,600)
                                                         --------
           NET ASSETS (100.0%)                           $215,770
                                                         ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
58

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
  SHARES    EQUITY SECURITIES                            VALUE
----------  -----------------                         -----------

            COMMON STOCK

            AEROSPACE/DEFENSE (5.6% OF NET ASSETS)
    13,400  Boeing Co.                                $   398,650
     2,600  Northrop Grumman Corp.                        268,138+
    20,600  Textron, Inc.                                 844,600
                                                      -----------
            TOTAL AEROSPACE/DEFENSE                     1,511,388
                                                      -----------
            BANKING & FINANCIAL SERVICES (7.1%)
    18,100  Citigroup, Inc.                               668,795
    11,900  FleetBoston Financial Corp.                   278,341
    32,200  J.P. Morgan Chase & Co., Inc.                 668,150
     8,200  Wachovia Corp.                                285,278
                                                      -----------
            TOTAL BANKING & FINANCIAL SERVICES          1,900,564
                                                      -----------
            BEVERAGES, FOOD & TOBACCO (3.7%)
    43,000  Sara Lee Corp.                                981,690
                                                      -----------
            CHEMICALS (10.8%)
    24,000  Air Products & Chemicals, Inc.              1,060,800
    22,200  Eastman Chemical Co.                          806,748
    15,000  Potash Corp. of Saskatchewan, Inc.          1,014,750+
                                                      -----------
            TOTAL CHEMICALS                             2,882,298
                                                      -----------
            COMPUTER SERVICES (2.1%)
    35,500  Hewlett-Packard Co.                           560,900
                                                      -----------
            COSMETICS & HOUSEHOLD PRODUCTS (5.9%)
    14,000  Fortune Brands, Inc.                          700,840
    29,800  Gillette Co.                                  890,424
                                                      -----------
            TOTAL COSMETICS & HOUSEHOLD PRODUCTS        1,591,264
                                                      -----------
            ELECTRIC UTILITIES (4.3%)
    26,000  Cinergy Corp.                                 808,860
    11,359  Scana Corp.                                   331,456
                                                      -----------
            TOTAL ELECTRIC UTILITIES                    1,140,316
                                                      -----------
            ENERGY & OIL SERVICES (5.0%)
    23,100  Baker Hughes, Inc.                            671,055
    16,500  Schlumberger, Ltd.                            661,815
                                                      -----------
            TOTAL ENERGY & OIL SERVICES                 1,332,870
                                                      -----------
            ENTERTAINMENT & LEISURE (1.0%)
    15,800  The Walt Disney Co.                           263,860
                                                      -----------
            FOODS, HOTELS & RESTAURANTS (1.0%)
    12,000  Albertson's, Inc.                             267,720+
                                                      -----------
            INSURANCE (19.4%)
    15,000  Chubb Corp.                                   846,150
     9,000  Hartford Financial Services Group             355,500
    26,000  Safeco Corp.                                  924,560+
    28,000  St. Paul Co.                                  918,400

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
59
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            -----------
            INSURANCE (CONTINUED)
    32,000  Torchmark Corp.                           $ 1,145,600
    13,100  XL Capital, Ltd.                              997,565
                                                      -----------
            TOTAL INSURANCE                             5,187,775
                                                      -----------
            MEDICAL SUPPLIES (1.0%)
     8,500  Bausch & Lomb, Inc.                           264,350+
                                                      -----------
            METALS (2.9%)
    90,000  Placer Dome, Inc.                             780,300+
                                                      -----------
            OIL & GAS (3.1%)
    17,100  ConocoPhillips                                829,350
                                                      -----------
            PHARMACEUTICALS (4.7%)
    39,600  Mylan Laboratories, Inc.                    1,246,212
                                                      -----------
            RETAIL (2.5%)
    34,900  J.C. Penney Co., Inc.                         664,845+
                                                      -----------
            TRANSPORTATION (3.7%)
    30,500  CNF, Inc.                                     981,795
                                                      -----------
            UTILITIES (1.0%)
    10,400  American Electric Power Company, Inc.         266,656
                                                      -----------
            TOTAL COMMON STOCK (COST: $19,010,076)
              (84.8%)                                  22,654,153
                                                      -----------

            CONVERTIBLE PREFERRED STOCK (COST:
              $274,250) (1.0%)

            TELECOMMUNICATIONS (1.0%)
     5,500  ALLTEL Corp., $3.875                          273,405
                                                      -----------
            TOTAL EQUITY SECURITIES (COST:
              $19,284,326) (85.8%)                     22,927,558
                                                      -----------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  165,042  Bank of Montreal, 1.75%, due 11/26/02         165,042*
   167,449  BNP Paribas, 1.81%, due 11/01/02              167,449*
   837,247  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                         837,247*
   334,899  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                    334,899*
 3,596,438  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02              3,596,438
   167,449  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                    167,449*
   167,449  Merrill Lynch & Co., Inc., 1.82%, due
              11/26/02                                    167,449*
    83,725  Merrill Lynch & Co., Inc., 1.83%, due
              04/16/03                                     83,725*
 1,155,401  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                  1,155,401*
   167,449  National City Bank, 1.91%, due 01/23/03       167,449*
   334,899  Royal Bank of Canada, 1.77%, due
              11/18/02                                    334,899*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
60

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
$  920,972  Royal Bank of Scotland, 1.76%, due
              11/08/02                                $   920,972*
   301,409  US Bank N.A., 1.89%, due 11/06/02             301,409*
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $8,399,828) (31.5%)                       8,399,828
                                                      -----------
            TOTAL INVESTMENTS (COST: $27,684,154)
              (117.3%)                                 31,327,386
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-17.3%)                                 (4,609,026)
                                                      -----------
            NET ASSETS (100.0%)                       $26,718,360
                                                      ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3). + SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
61

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    COMMON STOCK                                VALUE
---------  ------------                              ----------

           BANKING & FINANCIAL SERVICES (2.0% OF
             NET ASSETS)
   1,100   Federal National Mortgage Association     $   73,546
   7,800   Schwab (Charles) Corp.                        71,604
                                                     ----------
           TOTAL BANKING & FINANCIAL SERVICES           145,150
                                                     ----------
           BEVERAGES, FOOD & TOBACCO (8.8%)
   2,000   Anheuser-Busch Companies, Inc.               105,520
   4,900   Coca-Cola Co.                                227,752
   2,600   Kellogg Co.                                   82,836
   4,400   Philip Morris Companies, Inc.                179,300
   1,700   UST, Inc.                                     52,003
                                                     ----------
           TOTAL BEVERAGES, FOOD & TOBACCO              647,411
                                                     ----------
           BIOLOGICAL PRODUCTS (2.3%)
   3,600   Amgen, Inc.                                  167,616*
                                                     ----------
           COMMERCIAL SERVICES (3.2%)
   3,200   Overture Services, Inc.                       88,096*+
   5,200   Paychex, Inc.                                149,864
                                                     ----------
           TOTAL COMMERCIAL SERVICES                    237,960
                                                     ----------
           COMPUTER SERVICES (7.5%)
  19,100   Cisco Systems, Inc.                          213,538*
   5,200   Dell Computer Corp.                          148,772*
   1,600   International Business Machines Corp.        126,304
   3,900   Yahoo!, Inc.                                  58,188*+
                                                     ----------
           TOTAL COMPUTER SERVICES                      546,802
                                                     ----------
           COMPUTER SOFTWARE (9.3%)
   3,200   Adobe Systems, Inc.                           75,648
   2,600   Brocade Communications Systems, Inc.          17,862*
  10,000   Microsoft Corp.                              534,700*
   3,300   Veritas Software Corp.                        50,325*
                                                     ----------
           TOTAL COMPUTER SOFTWARE                      678,535
                                                     ----------
           COSMETICS & HOUSEHOLD PRODUCTS (3.4%)
   2,800   Procter & Gamble Co.                         247,660
                                                     ----------
           ELECTRICAL EQUIPMENT (7.9%)
  11,000   Applied Materials, Inc.                      165,330*
  16,450   General Electric Co.                         415,362
                                                     ----------
           TOTAL ELECTRICAL EQUIPMENT                   580,692
                                                     ----------
           ELECTRONICS (5.4%)
  14,700   Intel Corp.                                  254,310
     900   Maxim Integrated Products, Inc.               28,656*
   6,100   XILINX, Inc.                                 115,839*
                                                     ----------
           TOTAL ELECTRONICS                            398,805
                                                     ----------
           ENTERTAINMENT & LEISURE (0.7%)
   6,500   Liberty Media Corp.                           53,755*
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
 SHARES                                                VALUE
---------                                            ----------
           FOODS, HOTELS & RESTAURANTS (1.6%)
   2,700   PepsiCo, Inc.                             $  119,070
                                                     ----------
           HEALTHCARE (4.3%)
   3,100   Genentech, Inc.                              105,679*
   3,600   Johnson & Johnson, Inc.                      211,500
                                                     ----------
           TOTAL HEALTHCARE                             317,179
                                                     ----------
           INSURANCE (4.6%)
   3,400   AFLAC, Inc.                                  103,496
   2,400   American International Group, Inc.           150,120
   1,800   Marsh & McLennan Companies, Inc.              84,078
                                                     ----------
           TOTAL INSURANCE                              337,694
                                                     ----------
           MEDIA--BROADCASTING & PUBLISHING (1.2%)
   3,400   Univision Communications, Inc.                88,094*+
                                                     ----------
           MEDICAL SUPPLIES (1.6%)
   2,600   Medtronic, Inc.                              116,480+
                                                     ----------
           PHARMACEUTICALS (15.7%)
   1,900   Abbott Laboratories                           79,553
   1,140   Andrx Corp.                                   17,613*
   3,700   Lilly (Eli) & Co.                            205,350
   3,700   Merck & Company, Inc.                        200,688
  10,175   Pfizer, Inc.                                 323,260
   3,600   Pharmacia Corp.                              154,800
   8,050   Schering-Plough Corp.                        171,868
                                                     ----------
           TOTAL PHARMACEUTICALS                      1,153,132
                                                     ----------
           RETAIL (11.3%)
   2,300   eBay, Inc.                                   145,498*
   4,075   Home Depot, Inc.                             117,686
   5,300   The Gap, Inc.                                 62,381
   3,000   Ticketmaster Online CitySearch, Inc.          70,800*
   8,100   Wal-Mart Stores, Inc.                        433,755
                                                     ----------
           TOTAL RETAIL                                 830,120
                                                     ----------
           TELECOMMUNICATIONS (3.7%)
   2,600   Qualcomm, Inc.                                89,752*
   4,100   Viacom, Inc., Class B                        182,901*
                                                     ----------
           TOTAL TELECOMMUNICATIONS                     272,653
                                                     ----------
           TRANSPORTATION (1.4%)
   1,700   United Parcel Service, Inc., Class B         102,017+
                                                     ----------
           TOTAL COMMON STOCK (COST: $7,720,273)
             (95.9%)                                  7,040,825
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

63
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS                      VALUE
---------  ----------------------                    ----------
$ 16,221   Bank of Montreal, 1.75%, due 11/26/02     $   16,221**
  16,457   BNP Paribas, 1.81%, due 11/01/02              16,457**
  82,288   Canadian Imperial Bank of Commerce,
             1.88%, due 11/04/02                         82,288**
  32,915   Harris Trust & Savings Bank, 1.77%, due
             11/18/02                                    32,915**
 341,628   Investors Bank & Trust Depository
             Reserve, 1.05%, due 11/01/02               341,628
  16,457   Jupiter Securitization Corp., 1.78%, due
             11/20/02                                    16,457**
  16,457   Merrill Lynch & Company, 1.82%, due
             11/26/02                                    16,457**
   8,229   Merrill Lynch & Company, 1.83%, due
             04/16/03                                     8,229**
 113,557   Merrimac Money Market Fund, 1.7%, due
             11/01/02                                   113,557**
  16,458   National City Bank, 1.91%, due 01/23/03       16,458**
  32,915   Royal Bank of Canada, 1.77%, due
             11/18/02                                    32,915**
  90,516   Royal Bank of Scotland, 1.76%, due
             11/08/02                                    90,516**
  29,624   US Bank N.A., 1.89%, due 11/06/02             29,624**
                                                     ----------
           TOTAL SHORT-TERM INVESTMENTS (COST:
             $813,722) (11.1%)                          813,722
                                                     ----------
           TOTAL INVESTMENTS (COST: $8,533,995)
             (107.0%)                                 7,854,547
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-7.0%)                                   (512,920)
                                                     ----------
           NET ASSETS (100.0%)                       $7,341,627
                                                     ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
64

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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
  SHARES    COMMON STOCK                                 VALUE
----------  ------------                              ------------

            AEROSPACE/DEFENSE (4.9% OF NET ASSETS)
    63,750  Boeing Co.                                $  1,896,562
    90,680  Textron, Inc.                                3,717,880
                                                      ------------
            TOTAL AEROSPACE/DEFENSE                      5,614,442
                                                      ------------
            AUTOMOTIVE (3.0%)
    18,439  General Motors Corp.                           613,097+
    14,900  ITT Industries, Inc.                           968,202
    52,500  Lear Corp.                                   1,918,875*+
                                                      ------------
            TOTAL AUTOMOTIVE                             3,500,174
                                                      ------------
            BANKING & FINANCIAL SERVICES (15.1%)
    28,950  American Express Co.                         1,052,911
    65,000  Bank of America Corp.                        4,537,000
    38,500  Bank One Corp.                               1,484,945
    42,524  Citigroup, Inc.                              1,571,262
    27,350  Fifth Third Bancorp                          1,736,725
    17,700  Goldman Sachs Group, Inc.                    1,267,320
    20,100  Merrill Lynch & Company, Inc.                  762,795
    30,155  Morgan Stanley                               1,173,633
    77,750  Wells Fargo & Co.                            3,924,043
                                                      ------------
            TOTAL BANKING & FINANCIAL SERVICES          17,510,634
                                                      ------------
            BEVERAGES, FOOD & TOBACCO (0.7%)
    16,600  Coca-Cola Enterprises, Inc.                    395,744
     9,600  Philip Morris Companies, Inc.                  391,200
                                                      ------------
            TOTAL BEVERAGES, FOOD & TOBACCO                786,944
                                                      ------------
            CHEMICALS (5.5%)
    44,400  Air Products & Chemicals, Inc.               1,962,480
    20,400  Du Pont (E.I.) de Nemours & Co.                841,500
    64,600  Praxair, Inc.                                3,520,700
                                                      ------------
            TOTAL CHEMICALS                              6,324,680
                                                      ------------
            COMPUTER SERVICES (2.7%)
   100,100  Novellus Systems, Inc.                       3,163,160*
                                                      ------------
            CONGLOMERATES (1.0%)
    78,800  Tyco International, Ltd.                     1,139,448
                                                      ------------
            ELECTRICAL EQUIPMENT (1.7%)
   128,200  Applied Materials, Inc.                      1,926,846*
                                                      ------------
            ELECTRONICS (4.9%)
    45,600  Emerson Electric Co.                         2,197,008
   200,800  Intel Corp.                                  3,473,840
                                                      ------------
            TOTAL ELECTRONICS                            5,670,848
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

65
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            ENERGY & OIL SERVICES (6.4%)
   199,046  Exxon Mobil Corp.                         $  6,699,888
    33,749  Transocean Sedco Forex, Inc.                   741,803
                                                      ------------
            TOTAL ENERGY & OIL SERVICES                  7,441,691
                                                      ------------
            ENTERTAINMENT & LEISURE (2.1%)
   153,500  Hasbro, Inc.                                 1,568,770
    52,550  The Walt Disney Co.                            877,585+
                                                      ------------
            TOTAL ENTERTAINMENT & LEISURE                2,446,355
                                                      ------------
            FOODS, HOTELS & RESTAURANTS (2.2%)
   137,950  McDonald's Corp.                             2,498,275
                                                      ------------
            HEAVY MACHINERY (0.9%)
    26,800  Caterpillar, Inc.                            1,094,780
                                                      ------------
            INSURANCE (9.6%)
    14,680  AFLAC, Inc.                                    446,859
    38,700  Allstate Corp.                               1,539,486
    63,250  American International Group, Inc.           3,956,288
    57,000  Cincinnati Financial Corp.                   2,165,430
    18,000  Hartford Financial Services Group              711,000
    49,600  Marsh & McLennan Companies, Inc.             2,316,816
                                                      ------------
            TOTAL INSURANCE                             11,135,879
                                                      ------------
            METALS (3.5%)
   162,300  Alcoa, Inc.                                  3,580,338
    10,750  Nucor Corp.                                    453,005
                                                      ------------
            TOTAL METALS                                 4,033,343
                                                      ------------
            OIL & GAS (9.1%)
    63,353  ChevronTexaco Corp.                          4,284,563
   163,800  Global Santa Fe Corp.                        3,914,820
    78,900  Sunoco, Inc.                                 2,365,422
                                                      ------------
            TOTAL OIL & GAS                             10,564,805
                                                      ------------
            RETAIL (6.3%)
   171,360  Staples, Inc.                                2,656,080*
   235,900  The Gap, Inc.                                2,776,543
   179,380  Toys 'R' Us, Inc.                            1,792,006*+
                                                      ------------
            TOTAL RETAIL                                 7,224,629
                                                      ------------
            TELECOMMUNICATIONS (3.0%)
   220,000  Motorola, Inc.                               2,017,400
    32,800  Viacom, Inc., Class B                        1,463,208*
                                                      ------------
            TOTAL TELECOMMUNICATIONS                     3,480,608
                                                      ------------
            TRANSPORTATION (11.7%)
    63,400  Burlington Northern Santa Fe Corp.           1,631,282
   151,595  CSX Corp.                                    4,184,022+
    86,430  Norfolk Southern Corp.                       1,745,886+

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            TRANSPORTATION (CONTINUED)
     8,050  Southwest Airlines, Inc.                  $    117,530
    98,500  Union Pacific Corp.                          5,816,425
                                                      ------------
            TOTAL TRANSPORTATION                        13,495,145
                                                      ------------
            TOTAL COMMON STOCK (COST: $120,911,692)
              (94.3%)                                  109,052,686
                                                      ------------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  318,103  Bank of Montreal, 1.75%, due 11/26/02          318,103**
   322,742  BNP Paribas, 1.81%, due 11/01/02               322,742**
 1,613,710  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                        1,613,710**
   645,484  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                     645,484**
 6,995,038  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02               6,995,038
   322,742  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                     322,742**
   322,742  Merrill Lynch & Co., Inc., 1.82%, due
              11/26/02                                     322,742**
   161,371  Merrill Lynch & Co., Inc., 1.83%, due
              04/16/03                                     161,371**
 2,226,920  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                   2,226,920**
   322,742  National City Bank, 1.91%, due 01/23/03        322,742**
   645,484  Royal Bank of Canada, 1.77%, due
              11/18/02                                     645,484**
 1,775,081  Royal Bank of Scotland, 1.76%, due
              11/08/02                                   1,775,081**
   580,936  US Bank N.A., 1.89%, due 11/06/02              580,935**
                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $16,253,094) (14.1%)                      16,253,094
                                                      ------------
            TOTAL INVESTMENTS (COST: $137,164,786)
              (108.4%)                                 125,305,780
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-8.4%)                                   (9,704,884)
                                                      ------------
            NET ASSETS (100.0%)                       $115,600,896
                                                      ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
67
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SCHEDULE OF INVESTMENTS

NUMBER OF
  SHARES    COMMON STOCK                                 VALUE
----------  ------------                              -----------
            ADVERTISING (1.0% OF NET ASSETS)
    50,500  DoubleClick, Inc.                         $   353,500*
                                                      -----------
            AEROSPACE/DEFENSE (1.0%)
     3,400  Northrop Grumman Corp.                        350,642+
                                                      -----------
            BANKING & FINANCIAL SERVICES (4.8%)
     9,000  Boston Private Financial Holdings, Inc.       165,690
    10,100  Crescent Real Estate Equities Co.             148,975
    36,800  Equity Inns, Inc.                             214,912
     5,300  Glacier Bancorp, Inc.                         120,946
    13,300  Impac Mortgage Holdings, Inc.                 144,704
    14,400  Local Financial Corp.                         205,632*
     4,800  Macerich Co.                                  136,560
     9,100  NetBank, Inc.                                  89,908*
    10,700  South Financial Group, Inc.                   231,655
    15,600  Sterling Bancshares, Inc.                     191,412
                                                      -----------
            TOTAL BANKING & FINANCIAL SERVICES          1,650,394
                                                      -----------
            BEVERAGES, FOOD & TOBACCO (2.1%)
     9,260  Flowers Foods, Inc.                           205,757*
     7,500  Tasty Baking Co.                               76,500
    38,500  Wild Oats Markets, Inc.                       434,318*
                                                      -----------
            TOTAL BEVERAGES, FOOD & TOBACCO               716,575
                                                      -----------
            BIOLOGICAL PRODUCTS (0.5%)
     5,300  Gilead Sciences, Inc.                         184,122*
                                                      -----------
            CHEMICALS (8.7%)
    97,900  Agrium, Inc.                                  963,336
   210,600  Calgon Carbon Corp.                           882,414
    40,300  IMC Global, Inc.                              443,300
    10,800  Olin Corp.                                    175,608
     8,000  Potash Corp. of Saskatchewan, Inc.            541,200
                                                      -----------
            TOTAL CHEMICALS                             3,005,858
                                                      -----------
            COMMERCIAL SERVICES (2.4%)
     2,600  BioReliance Corp.                              70,850*
    19,600  Input/Output, Inc.                             85,260*
    30,000  Lexicon Genetics, Inc.                        138,300*
    15,200  Precis, Inc.                                   78,280*+
   130,600  Wind River Systems, Inc.                      472,772*
                                                      -----------
            TOTAL COMMERCIAL SERVICES                     845,462
                                                      -----------
            COMPUTER SERVICES (0.9%)
    79,400  Maxtor Corp.                                  298,544*
                                                      -----------
            COMPUTER SOFTWARE (2.2%)
    29,900  Echelon Corp.                                 378,235*+
    12,300  NetIQ Corp.                                   173,553*+

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68
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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE
----------                                            -----------
            COMPUTER SOFTWARE (CONTINUED)
    24,300  Quovadx, Inc.                             $    37,665*
    12,700  THQ, Inc.                                     183,642*+
                                                      -----------
            TOTAL COMPUTER SOFTWARE                       773,095
                                                      -----------
            ELECTRIC UTILITIES (0.7%)
    23,700  Avista Corp.                                  244,110
                                                      -----------
            ELECTRICAL EQUIPMENT (0.6%)
    46,600  Evans & Sutherland Computer Corp.             174,750*
    26,600  Immersion Corp.                                33,250*
                                                      -----------
            TOTAL ELECTRICAL EQUIPMENT                    208,000
                                                      -----------
            ELECTRONICS (3.3%)
    10,000  Gentex Corp.                                  294,800*+
    14,000  Herley Industries, Inc.                       227,780*
    21,700  Integrated Defense Technologies, Inc.         304,451*
    66,500  Triquint Semiconductor, Inc.                  335,825*
                                                      -----------
            TOTAL ELECTRONICS                           1,162,856
                                                      -----------
            ENERGY & OIL SERVICES (7.5%)
    93,400  Nuevo Energy Co., Inc.                      1,270,240*
    45,600  Oceaneering International, Inc.             1,263,120*
     5,200  Varco International, Inc.                      85,488*
                                                      -----------
            TOTAL ENERGY & OIL SERVICES                 2,618,848
                                                      -----------
            ENTERTAINMENT & LEISURE (1.3%)
    22,400  Dover Downs Gaming & Entertainment, Inc.      200,480
    32,000  Dover Motorsports, Inc.                       121,920
     4,100  Leapfrog Enterprises, Inc.                    112,053*
                                                      -----------
            TOTAL ENTERTAINMENT & LEISURE                 434,453
                                                      -----------
            HEALTHCARE (5.7%)
    68,700  Eclipsys Corp.                                333,195*
    42,800  Human Genome Sciences, Inc.                   418,156*+
    13,500  Manor Care, Inc.                              266,895*
    18,700  Province Healthcare Co.                       244,035*+
    24,800  United Surgical Partners, Inc.                492,528*+
     4,600  Universal Health Services, Inc., Class B      223,008*
                                                      -----------
            TOTAL HEALTHCARE                            1,977,817
                                                      -----------
            INDUSTRIAL--DIVERSIFIED (6.7%)
    49,200  AGCO Corp.                                  1,249,680*
    44,100  Lindsay Manufacturing Co.                   1,061,487
                                                      -----------
            TOTAL INDUSTRIAL--DIVERSIFIED               2,311,167
                                                      -----------
            INFORMATION PROCESSING (0.6%)
    64,900  Information Resources, Inc.                   194,700*
                                                      -----------
            INSURANCE (2.9%)
     8,200  Arthur J. Gallagher & Co.                     219,924
    10,100  First American Corp.                          206,545

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SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            -----------
            INSURANCE (CONTINUED)
     7,700  Mid Atlantic Medical Services, Inc.       $   280,280*
     7,300  Phoenix Companies, Inc.                        66,065
     6,150  WR Berkley Corp.                              228,472
                                                      -----------
            TOTAL INSURANCE                             1,001,286
                                                      -----------
            MACHINERY (0.9%)
    19,424  Brooks-PRI Automation, Inc.                   296,993*+
                                                      -----------
            MEDIA--BROADCASTING & PUBLISHING (4.6%)
    24,700  4 Kids Entertainment, Inc.                    668,135*+
    63,500  Charter Communications, Inc.                   71,692*+
     7,300  Radio One, Inc., Class D                      121,764*+
    32,100  Readers Digest Association, Inc.              521,946
    10,400  Spanish Broadcasting System, Inc.              68,952*
    18,200  Thomas Nelson, Inc.                           145,600*
                                                      -----------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      1,598,089
                                                      -----------
            MEDICAL SUPPLIES (2.1%)
    24,500  American Medical Systems Holdings, Inc.       342,755*
    15,200  Closure Medical Corp.                         188,662*
    12,000  Hologic, Inc.                                 148,428*
     7,900  Protein Design Labs, Inc.                      65,570*
                                                      -----------
            TOTAL MEDICAL SUPPLIES                        745,415
                                                      -----------
            METALS (15.8%)
    30,000  Agnico Eagle Mines, Ltd.                      362,700+
    57,700  AK Steel Holding Corp.                        417,748*
     6,450  Alliant Techsystems, Inc.                     387,968*
    20,000  Freeport-McMoran Copper & Gold, Inc.,
              Class B                                     244,000*+
    57,800  Glamis Gold, Ltd.                             470,492*+
     6,700  IPSCO, Inc.                                    71,690
    10,300  Lone Star Technologies, Inc.                  134,415*
    42,000  Meridian Gold, Inc.                           686,280*+
    34,000  North American Palladium, Ltd.                137,911*
    28,900  Phelps Dodge Corp.                            896,478*
    32,800  Placer Dome, Inc.                             284,376+
    15,000  Rangold Resources, Ltd. (ADR)                 252,000*
    44,700  United States Steel Corp.                     574,395
    54,200  USEC, Inc.                                    363,140
    10,100  Worthington Industries, Inc.                  190,284
                                                      -----------
            TOTAL METALS                                5,473,877
                                                      -----------
            OIL & GAS (3.8%)
     5,300  Newfield Exploration Co.                      185,447*
     3,700  Noble Energy, Inc.                            134,643+
    30,000  PetroQuest Energy, Inc.                       120,600*
    36,000  Pioneer Natural Resources Co.                 895,320*
                                                      -----------
            TOTAL OIL & GAS                             1,336,010
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                                                                OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE
----------                                            -----------
            PHARMACEUTICALS (1.6%)
    22,600  Array BioPharma, Inc.                     $   188,032*
     9,200  Millennium Pharmaceuticals, Inc.               68,448*
    19,300  QLT, Inc.                                     158,260*
     8,300  SangStat Medical Corp.                        154,878*
                                                      -----------
            TOTAL PHARMACEUTICALS                         569,618
                                                      -----------
            POLLUTION CONTROL (0.5%)
    48,000  Fuel-Tech N.V.                                165,600*
                                                      -----------
            RETAIL (5.8%)
    40,400  Claire's Stores, Inc.                       1,040,704
    29,200  Petsmart, Inc.                                558,012*
    55,600  The Sports Authority, Inc.                    330,264*
       750  Toys 'R' Us, Inc.                               7,493*
    24,500  Trans World Entertainment Corp.                73,745*+
                                                      -----------
            TOTAL RETAIL                                2,010,218
                                                      -----------
            TELECOMMUNICATIONS (1.9%)
   118,712  CIENA Corp.                                   436,860*
    92,000  Micromuse, Inc.                               211,600*
                                                      -----------
            TOTAL TELECOMMUNICATIONS                      648,460
                                                      -----------
            TRANSPORTATION (2.5%)
    12,900  Kirby Corp.                                   304,569*
    12,200  USFreightways Corp.                           342,820
    15,900  Wabtec Corp.                                  226,416
                                                      -----------
            TOTAL TRANSPORTATION                          873,805
                                                      -----------
            UTILITIES (1.0%)
    20,800  Arch Coal, Inc.                               361,088
                                                      -----------
            TOTAL COMMON STOCK (COST: $33,311,036)
              (93.4%)                                  32,410,602
                                                      -----------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS
----------  ----------------------
$  212,783  Bank of Montreal, 1.75%, due 11/26/02         212,782**
   215,886  BNP Paribas, 1.81%, due 11/01/02              215,886**
 1,079,430  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                       1,079,430**
   431,772  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                    431,772**
 2,343,106  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02              2,343,106
   215,886  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                    215,886**
   215,886  Merrill Lynch & Co., Inc., 1.82%, due
              11/26/02                                    215,886**
   107,943  Merrill Lynch & Co., Inc., 1.83%, due
              04/16/03                                    107,943**
 1,489,613  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                  1,489,613**
   215,886  National City Bank, 1.91%, due 01/23/03       215,886**
   431,772  Royal Bank of Canada, 1.77%, due
              11/18/02                                    431,772**

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SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
$1,187,373  Royal Bank of Scotland, 1.76%, due
              11/08/02                                $ 1,187,372**
   388,595  US Bank N.A., 1.89%, due 11/06/02             388,595**
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $8,535,929) (24.6%)                       8,535,929
                                                      -----------
            TOTAL INVESTMENTS (COST: $41,846,965)
              (118.0%)                                 40,946,531
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-18.0%)                                 (6,245,930)
                                                      -----------
            NET ASSETS (100.0%)                       $34,700,601
                                                      ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
72
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                                                                          [ICON]
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

 NUMBER OF
  SHARES     COMMON STOCK                                  VALUE
-----------  ------------                              --------------

             BANKING & FINANCIAL SERVICES (4.7% OF
               NET ASSETS)
  3,369,919  Schwab (Charles) Corp.                    $   30,935,856
  2,386,438  Stilwell Financial, Inc.                      27,945,189
                                                       --------------
             TOTAL BANKING & FINANCIAL SERVICES            58,881,045
                                                       --------------
             BIOLOGICAL PRODUCTS (6.9%)
  1,133,372  Amgen, Inc.                                   52,769,800*
    929,921  Biogen, Inc.                                  34,118,802*+
                                                       --------------
             TOTAL BIOLOGICAL PRODUCTS                     86,888,602
                                                       --------------
             COMMERCIAL SERVICES (3.0%)
  1,332,955  Paychex, Inc.                                 38,415,763
                                                       --------------
             COMPUTER SERVICES (11.4%)
  2,178,376  Cisco Systems, Inc.                           24,354,244*
  2,802,211  Dell Computer Corp.                           80,171,257*
  4,421,850  Network Appliance, Inc.                       39,668,416*+
                                                       --------------
             TOTAL COMPUTER SERVICES                      144,193,917
                                                       --------------
             COMPUTER SOFTWARE (9.2%)
    775,300  Adobe Systems, Inc.                           18,328,092
  1,314,021  Microsoft Corp.                               70,260,703*
  3,649,812  Siebel Systems, Inc.                          27,446,586*
                                                       --------------
             TOTAL COMPUTER SOFTWARE                      116,035,381
                                                       --------------
             ELECTRICAL EQUIPMENT (5.4%)
  2,836,860  Applied Materials, Inc.                       42,638,006*
    992,400  General Electric Co.                          25,058,100
                                                       --------------
             TOTAL ELECTRICAL EQUIPMENT                    67,696,106
                                                       --------------
             ELECTRONICS (9.6%)
  1,998,440  Intel Corp.                                   34,573,012
  1,837,066  Maxim Integrated Products, Inc.               58,492,181*
  1,508,700  XILINX, Inc.                                  28,650,213*
                                                       --------------
             TOTAL ELECTRONICS                            121,715,406
                                                       --------------
             HEALTHCARE (3.8%)
  1,420,610  Genentech, Inc.                               48,428,595*
                                                       --------------
             INSURANCE (17.9%)
  1,378,700  AFLAC, Inc.                                   41,967,628
    502,409  American International Group, Inc.            31,425,683
  2,780,234  Progressive Corp.                            152,912,870
                                                       --------------
             TOTAL INSURANCE                              226,306,181
                                                       --------------
             MEDIA--BROADCASTING & PUBLISHING (2.8%)
    705,436  Pixar, Inc.                                   35,998,399*+
                                                       --------------

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 NUMBER OF
  SHARES                                                   VALUE
-----------                                            --------------
             PHARMACEUTICALS (4.9%)
    628,400  Lilly (Eli) & Co.                         $   34,876,200+
    860,759  Pfizer, Inc.                                  27,346,313
                                                       --------------
             TOTAL PHARMACEUTICALS                         62,222,513
                                                       --------------
             RETAIL (6.4%)
    984,296  Home Depot, Inc.                              28,426,469
    974,300  Wal-Mart Stores, Inc.                         52,173,765
                                                       --------------
             TOTAL RETAIL                                  80,600,234
                                                       --------------
             TELECOMMUNICATIONS (4.6%)
  1,405,000  Juniper Networks, Inc.                         8,184,125*+
  1,432,900  Qualcomm, Inc.                                49,463,708*
                                                       --------------
             TOTAL TELECOMMUNICATIONS                      57,647,833
                                                       --------------
             TRANSPORTATION (3.1%)
  2,713,600  Southwest Airlines, Inc.                      39,618,560+
                                                       --------------
             TOTAL COMMON STOCK (COST:
               $1,710,003,016) (93.7%)                  1,184,648,535
                                                       --------------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$ 1,597,220  Bank of Montreal, 1.75%, due 11/26/02          1,597,220**
  1,620,515  BNP Paribas, 1.81%, due 11/01/02               1,620,515**
  8,102,572  Canadian Imperial Bank of Commerce,
               1.88%, due 11/04/02                          8,102,572**
  3,241,029  Harris Trust & Savings Bank, 1.77%, due
               11/18/02                                     3,241,029**
 80,324,098  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02                80,324,098
  1,620,514  Jupiter Securitization Corp., 1.78%, due
               11/20/02                                     1,620,514**
  1,620,514  Merrill Lynch & Company, 1.82%, due
               11/26/02                                     1,620,514**
    810,257  Merrill Lynch & Company, 1.83%, due
               04/16/03                                       810,257**
 11,181,550  Merrimac Money Market Fund, 1.7%, due
               11/01/02                                    11,181,550**
  1,620,514  National City Bank, 1.91%, due 01/23/03        1,620,514**
  3,241,029  Royal Bank of Canada, 1.77%, due
               11/18/02                                     3,241,029**
  8,912,830  Royal Bank of Scotland, 1.76%, due
               11/08/02                                     8,912,830**
  2,916,926  US Bank N.A., 1.89%, due 11/06/02              2,916,926**
                                                       --------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $126,809,568) (10.0%)                      126,809,568
                                                       --------------
             TOTAL INVESTMENTS (COST: $1,836,812,584)
               (103.7%)                                 1,311,458,103
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-3.7%)                                    (46,273,586)
                                                       --------------
             NET ASSETS (100.0%)                       $1,265,184,517
                                                       ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
74

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                                                                          [ICON]
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SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
  SHARES    COMMON STOCK                                 VALUE
----------  ------------                              ------------

            ADVERTISING (0.2% OF NET ASSETS)
   186,000  Ventiv Health, Inc.                       $    258,540*
                                                      ------------
            BANKING & FINANCIAL SERVICES (1.1%)
    50,900  SEI Investments Co.                          1,358,521
                                                      ------------
            BEVERAGES, FOOD & TOBACCO (1.0%)
    84,600  Peet's Coffee & Tea, Inc.                    1,219,932*+
                                                      ------------
            BIOLOGICAL PRODUCTS (1.7%)
   114,500  Impax Laboratories, Inc.                       580,515*
    41,250  InterMune, Inc.                              1,515,112*+
                                                      ------------
            TOTAL BIOLOGICAL PRODUCTS                    2,095,627
                                                      ------------
            COMMERCIAL SERVICES (16.6%)
    58,200  Advisory Board Co.                           1,865,310*
    34,880  American Healthways, Inc.                      685,392*+
    45,500  Celgene Corp.                                1,007,825*
   182,800  Corporate Executive Board Co.                6,067,132*
    46,500  CV Therapeutics, Inc.                        1,116,000*+
    17,600  Gen-Probe, Inc.                                363,968*+
    44,120  Information Holdings, Inc.                     666,212*
    90,800  Lexicon Genetics, Inc.                         418,588*+
    18,400  Myriad Genetics, Inc.                          332,304*+
    83,600  Option Care, Inc.                              652,080*
   175,900  Overture Services, Inc.                      4,842,527*+
    50,980  Resources Connection, Inc.                     872,778*
    24,700  Strayer Education, Inc.                      1,311,570*
     7,900  Weight Watchers International, Inc.            374,065*
                                                      ------------
            TOTAL COMMERCIAL SERVICES                   20,575,751
                                                      ------------
            COMPUTER SERVICES (4.5%)
    57,200  Mercury Interactive Corp.                    1,508,364*
    66,340  Numerical Technologies, Inc.                   269,340*
   107,400  Raindance Communications, Inc.                 308,238*
    77,400  VeriSign, Inc.                                 623,070*+
   185,400  WebEx Communications, Inc.                   2,907,072*+
                                                      ------------
            TOTAL COMPUTER SERVICES                      5,616,084
                                                      ------------
            COMPUTER SOFTWARE (6.9%)
    25,300  Activision, Inc.                               518,650*
    81,600  Agile Software Corp.                           555,696*
   152,000  Interwoven, Inc.                               297,768*
   123,600  Manugistics Group, Inc.                        358,440*
    62,300  NetIQ Corp.                                    879,053*+
   173,200  Quest Software, Inc.                         1,891,344*+
   244,907  Retek, Inc.                                    800,846*
   204,450  Selectica, Inc.                                531,570*

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SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            COMPUTER SOFTWARE (CONTINUED)
   240,000  Siebel Systems, Inc.                      $  1,804,800*
   215,600  SmartForce PLC (ADR)                           864,556*
                                                      ------------
            TOTAL COMPUTER SOFTWARE                      8,502,723
                                                      ------------
            ELECTRICAL EQUIPMENT (0.6%)
    30,000  Varian Semiconductor Equipment
              Associates, Inc.                             714,600*
                                                      ------------
            ELECTRONICS (11.2%)
    28,500  Cymer, Inc.                                    715,920*+
    46,200  Exar Corp.                                     582,120*+
   134,340  Intersil Corp.                               2,282,437*
   117,800  Marvell Technology Group, Ltd.               1,909,538*+
   122,800  Maxim Integrated Products, Inc.              3,909,952*
   118,600  Micrel, Inc.                                   979,636*+
   212,300  Semtech Corp.                                2,999,799*
   106,200  Silicon Image, Inc.                            475,776*
                                                      ------------
            TOTAL ELECTRONICS                           13,855,178
                                                      ------------
            ENTERTAINMENT & LEISURE (3.1%)
    56,300  Action Performance Co., Inc.                 1,162,032+
   120,900  Macrovision Corp.                            1,559,610*
    38,200  Oakley, Inc.                                   451,524*
    56,100  Pinnacle Systems, Inc.                         667,029*
                                                      ------------
            TOTAL ENTERTAINMENT & LEISURE                3,840,195
                                                      ------------
            FOODS, HOTELS & RESTAURANTS (1.9%)
    56,100  California Pizza Kitchen, Inc.               1,487,828*
    38,400  Landry's Restaurants, Inc.                     873,984
                                                      ------------
            TOTAL FOODS, HOTELS & RESTAURANTS            2,361,812
                                                      ------------
            HEALTHCARE (3.9%)
    36,350  Accredo Health, Inc.                         1,682,281*
    66,100  First Health Group Corp.                     1,717,278*
    70,250  Sunrise Assisted Living, Inc.                1,461,200*+
                                                      ------------
            TOTAL HEALTHCARE                             4,860,759
                                                      ------------
            INSURANCE (0.6%)
    44,400  Odyssey Re Holdings Corp.                      808,968+
                                                      ------------
            MEDIA--BROADCASTING & PUBLISHING (17.3%)
   151,300  Cox Radio, Inc.                              3,591,862*
    23,900  Cumulus Media, Inc.                            409,646*
    43,900  Entercom Communications Corp.                2,160,758*+
    71,800  Gray Television, Inc., Class B                 635,430+
    84,200  Hispanic Broadcasting Corp.                  1,810,300*
   147,500  Mediacom Communications Corp.                  803,875*
   112,900  Radio One, Inc.                              1,896,720*+
   249,100  Radio One, Inc., Class D                     4,154,988*

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                                                                OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE
----------                                            ------------
            MEDIA--BROADCASTING & PUBLISHING
            (CONTINUED)
   226,400  Spanish Broadcasting System, Inc.         $  1,501,032*
   125,200  Westwood One, Inc.                           4,544,760*
                                                      ------------
            TOTAL MEDIA--BROADCASTING & PUBLISHING      21,509,371
                                                      ------------
            MEDICAL SUPPLIES (1.9%)
    59,900  Andrx Corp.                                    925,455*
    19,700  Dianon Systems, Inc.                           788,000*
    74,000  Thoratec Corp.                                 658,600*
                                                      ------------
            TOTAL MEDICAL SUPPLIES                       2,372,055
                                                      ------------
            PHARMACEUTICALS (6.9%)
    53,600  AdvancePCS                                   1,345,360*
    83,600  Albany Molecular Research, Inc.              1,290,784*
   128,300  American Pharmaceutical Partners, Inc.       2,566,000*+
   101,600  Priority Healthcare Corp., Class B           2,467,864*
    42,500  Vertex Pharmaceuticals, Inc.                   833,425*
                                                      ------------
            TOTAL PHARMACEUTICALS                        8,503,433
                                                      ------------
            RETAIL (13.3%)
    81,666  99 Cents Only Stores                         2,209,065*+
   110,650  Cost Plus, Inc.                              3,197,896*
    29,900  Dick's Sporting Goods, Inc.                    490,360*+
    44,387  Dollar Tree Stores, Inc.                     1,166,934*
    55,900  Duane Reade, Inc.                            1,075,516*
    38,600  Gymboree Corp.                                 708,696*
    28,600  Hot Topic, Inc.                                557,700*+
   178,300  Petsmart, Inc.                               3,407,313*
    76,100  ShopKo Stores, Inc.                            964,187*
   112,900  Williams-Sonoma, Inc.                        2,687,020*
                                                      ------------
            TOTAL RETAIL                                16,464,687
                                                      ------------
            TELECOMMUNICATIONS (3.8%)
    75,000  Advanced Fibre Communications, Inc.          1,213,425*
    72,364  CSG Systems International, Inc.                931,976*
   112,800  McData Corp.                                   742,224*
   122,100  Polycom, Inc.                                1,202,685*+
    55,100  Research In Motion, Ltd.                       688,750*
                                                      ------------
            TOTAL TELECOMMUNICATIONS                     4,779,060
                                                      ------------
            TEXTILES, CLOTHING & FABRICS (0.2%)
    42,900  GSI Commerce, Inc.                             210,639*+
                                                      ------------
            TOTAL COMMON STOCK (COST: $149,984,691)
              (96.7%)                                  119,907,935
                                                      ------------

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SCHEDULE OF INVESTMENTS (CONTINUED)

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS                       VALUE
----------  ----------------------                    ------------
$1,011,729  Bank of Montreal, 1.75%, due 11/26/02     $  1,011,729**
 1,026,484  BNP Paribas, 1.81%, due 11/01/02             1,026,484**
 5,132,421  Canadian Imperial Bank of Commerce,
              1.88%, due 11/04/02                        5,132,421**
 2,052,969  Harris Trust & Savings Bank, 1.77%, due
              11/18/02                                   2,052,969**
 3,332,561  Investors Bank & Trust Depository
              Reserve, 1.05%, due 11/01/02               3,332,561
 1,026,484  Jupiter Securitization Corp., 1.78%, due
              11/20/02                                   1,026,484**
 1,026,484  Merrill Lynch & Company, 1.82%, due
              11/26/02                                   1,026,484**
   513,242  Merrill Lynch & Company, 1.83%, due
              04/16/03                                     513,242**
 7,082,741  Merrimac Money Market Fund, 1.7%, due
              11/01/02                                   7,082,741**
 1,026,484  National City Bank, 1.91%, due 01/23/03      1,026,484**
 2,052,969  Royal Bank of Canada, 1.77%, due
              11/18/02                                   2,052,969**
 5,645,663  Royal Bank of Scotland, 1.76%, due
              11/08/02                                   5,645,664**
 1,847,672  US Bank N.A., 1.89%, due 11/06/02            1,847,672**
                                                      ------------
            TOTAL SHORT-TERM INVESTMENTS (COST:
              $32,777,904) (26.4%)                      32,777,904
                                                      ------------
            TOTAL INVESTMENTS (COST: $182,762,595)
              (123.1%)                                 152,685,839
            LIABILITIES IN EXCESS OF OTHER ASSETS
              (-23.1%)                                 (28,667,887)
                                                      ------------
            NET ASSETS (100.0%)                       $124,017,952
                                                      ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITY LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

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SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2002

NUMBER OF
 SHARES    EQUITY SECURITIES                            VALUE
---------  -----------------                         -----------
           COMMON STOCK
           AEROSPACE/DEFENSE (1.1% OF NET ASSETS)
  21,750   AAR Corp.                                 $    85,042
   3,100   Armor Holdings, Inc.                           47,461*
                                                     -----------
           TOTAL AEROSPACE/DEFENSE                       132,503
                                                     -----------
           AIRLINES (0.5%)
   4,750   Airborne, Inc.                                 61,227
                                                     -----------
           AUTOMOTIVE (0.7%)
   8,100   JLG Industries, Inc.                           64,395
   2,600   Wabash National Corp.                          12,220*
                                                     -----------
           TOTAL AUTOMOTIVE                               76,615
                                                     -----------
           BANKING & FINANCIAL SERVICES (2.5%)
  12,150   Silicon Valley Bancshares                     228,298*
   2,156   Valley National Bancorp                        59,398
                                                     -----------
           TOTAL BANKING & FINANCIAL SERVICES            287,696
                                                     -----------
           BEVERAGES, FOOD & TOBACCO (1.3%)
  11,000   Hain Celestial Group, Inc.                    157,630*
                                                     -----------
           BUILDING MATERIALS (0.5%)
   3,400   ElkCorp.                                       53,584
                                                     -----------
           CHEMICALS (5.1%)
   4,900   Agrium, Inc.                                   48,216
   1,350   Cabot Corp.                                    31,968
   3,800   Cambrex Corp.                                 105,792
   4,700   Crompton Corp.                                 31,161
   1,650   Ferro Corp.                                    40,375
   9,850   MacDermid, Inc.                               197,788
   8,250   Olin Corp.                                    134,145
     950   PolyOne Corp.                                   7,600
                                                     -----------
           TOTAL CHEMICALS                               597,045
                                                     -----------
           COMMERCIAL SERVICES (2.3%)
   6,350   Bowne & Co., Inc.                              63,500
   1,800   G & K Services, Inc.                           57,818
     400   Pegasus Solutions, Inc.                         4,360*
  12,400   Sotheby's Holdings, Inc.                       94,116*
   3,650   Volt Information Sciences, Inc.                48,727*
                                                     -----------
           TOTAL COMMERCIAL SERVICES                     268,521
                                                     -----------
           COMMUNICATIONS (5.2%)
  20,200   Arris Group, Inc.                              35,148*
  24,600   Cable Design Technologies Corp.               120,540*
  41,150   Harmonic, Inc.                                 73,658*
  10,450   Newport Corp.                                 114,542*
  15,250   REMEC, Inc.                                    49,105*

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SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           COMMUNICATIONS (CONTINUED)
  17,200   Symmetricom, Inc.                         $    53,148*
  18,600   TEKELEC                                       161,076*
                                                     -----------
           TOTAL COMMUNICATIONS                          607,217
                                                     -----------
           COMPUTER SERVICES (8.2%)
   1,400   American Management Systems, Inc.              16,828*
  30,550   Cirrus Logic, Inc.                            100,815*
  15,400   Computer Horizons Corp.                        49,265*
   6,450   Cray, Inc.                                     34,056*
   3,550   Electro Rent Corp.                             38,340*
   6,950   FileNET Corp.                                  75,407*
   8,000   Macromedia, Inc.                               89,680*
  34,100   Maxtor Corp.                                  128,216*
   5,750   PC-Tel, Inc.                                   39,100*
  49,500   Read-Rite Corp.                                34,155*
  20,650   Symbol Technologies, Inc.                     178,622
  18,050   Systems & Computer Technology Corp.           170,031*
                                                     -----------
           TOTAL COMPUTER SERVICES                       954,515
                                                     -----------
           COMPUTER SOFTWARE (6.2%)
  21,950   Aspen Technologies, Inc.                       43,680*
  17,500   Computer Task Group, Inc.                      49,350*
  13,150   E.piphany, Inc.                                52,600*
   8,000   Gartner, Inc.                                  64,000*+
  36,800   Gerber Scientific, Inc.                       141,680*
  28,150   Interwoven, Inc.                               55,146*
  16,900   Midway Games, Inc.                             68,614*
  10,550   Networks Associates, Inc.                     167,639*+
  13,650   Phoenix Technologies, Ltd.                     75,894*
  10,350   Technology Solutions Co.                        9,729*
                                                     -----------
           TOTAL COMPUTER SOFTWARE                       728,332
                                                     -----------
           ELECTRIC UTILITIES (2.1%)
  20,200   Veeco Instruments, Inc.                       241,996*+
                                                     -----------
           ELECTRICAL EQUIPMENT (3.1%)
   9,250   Electro Scientific Industries, Inc.           172,790*
   2,600   Evans & Sutherland Computer Corp.               9,750*
   4,350   Lamson & Sessions Co.                          15,660*
   2,800   Regal-Beloit Corp.                             49,224
   4,800   Varian Semiconductor Equipment
             Associates, Inc.                            114,336*
                                                     -----------
           TOTAL ELECTRICAL EQUIPMENT                    361,760
                                                     -----------
           ELECTRONICS (14.7%)
  10,200   Adaptec, Inc.                                  60,792*
   1,000   ATMI, Inc.                                     18,390*
   1,300   Barnes Group, Inc.                             27,690
  10,750   CommScope, Inc.                                84,387*
  16,100   CTS Corp.                                      96,600

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                                                                OCTOBER 31, 2002

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           ELECTRONICS (CONTINUED)
   9,650   Exar Corp.                                $   121,590*+
  14,400   FSI International, Inc.                        34,416*
   1,600   Hutchinson Technology, Inc.                    33,264*
   6,800   Keithley Instruments, Inc.                     59,840
  27,250   KEMET Corp.                                   238,983*
   8,650   Maxwell Technologies, Inc.                     51,122*+
  19,600   MKS Instruments, Inc.                         257,348*
  26,800   Pemstar, Inc.                                  38,056*
   7,200   Photon Dynamics, Inc.                         154,512*
   7,705   Stratos Lightwave, Inc.                        42,378*
   5,400   Technitrol, Inc.                               79,002
   6,950   Teledyne Technologies, Inc.                   100,428*
  17,906   Vishay Intertechnology, Inc.                  184,432*
  12,100   Xicor, Inc.                                    35,695*
                                                     -----------
           TOTAL ELECTRONICS                           1,718,925
                                                     -----------
           ENERGY & OIL SERVICES (8.0%)
   3,450   Nuevo Energy Co., Inc.                         46,920*
     300   Oceaneering International, Inc.                 8,310*
  18,800   Pride International, Inc.                     260,944*
  13,700   Rowan Companies, Inc.                         279,343
  19,350   Varco International, Inc.                     318,114*
   1,800   Veritas DGC, Inc.                              15,840*+
                                                     -----------
           TOTAL ENERGY & OIL SERVICES                   929,471
                                                     -----------
           FOODS, HOTELS & RESTAURANTS (1.0%)
   2,500   Champps Entertainment, Inc.                    26,853*
  10,600   Prime Hospitality Corp.                        85,648*
                                                     -----------
           TOTAL FOODS, HOTELS & RESTAURANTS             112,501
                                                     -----------
           HEALTHCARE (2.0%)
   5,200   Cross Country, Inc.                            64,064*+
   8,100   RehabCare Group, Inc.                         170,343*+
                                                     -----------
           TOTAL HEALTHCARE                              234,407
                                                     -----------
           HOME CONSTRUCTION, FURNISHINGS &
             APPLIANCES (0.6%)
   4,000   Herman Miller, Inc.                            72,200
                                                     -----------
           INDUSTRIAL--DIVERSIFIED (0.8%)
   8,300   Lydall, Inc.                                   94,620*
                                                     -----------
           INSURANCE (1.3%)
   4,900   IPC Holdings, Ltd.                            152,733*
                                                     -----------
           MACHINERY (8.0%)
   5,000   Albany International Corp.                    105,950
   4,000   Astec Industries, Inc.                         36,680*
  13,350   Axcelis Technologies, Inc.                     71,823*
   9,250   Brooks-PRI Automation, Inc.                   141,433*+
  10,800   FMC Technologies, Inc.                        199,800*
   5,850   Gardner Denver, Inc.                           87,575*

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SCHEDULE OF INVESTMENTS (CONTINUED)

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           MACHINERY (CONTINUED)
   5,100   Kaman Corp.                               $    57,018
  32,250   Kulicke & Soffa Industries, Inc.              120,938*+
   7,900   Lam Research Corp.                             99,461*
     550   York International Corp.                       12,936
                                                     -----------
           TOTAL MACHINERY                               933,614
                                                     -----------
           MEDIA--BROADCASTING & PUBLISHING (0.6%)
   1,400   Belo Corp.                                     32,340
   1,300   Journal Register Co.                           24,011*
     800   Thomas Nelson, Inc.                             6,400*
     300   Wiley (John) & Sons, Inc.                       6,594
                                                     -----------
           TOTAL MEDIA--BROADCASTING & PUBLISHING         69,345
                                                     -----------
           MEDICAL SUPPLIES (7.8%)
  13,500   Credence Systems Corp.                        112,455*
   4,900   Excel Technology, Inc.                         90,454*
   5,800   LeCroy Corp.                                   61,654*
  42,200   PerkinElmer, Inc.                             293,712
   6,200   PSS World Medical, Inc.                        47,368*
  10,450   Varian, Inc.                                  307,335*
                                                     -----------
           TOTAL MEDICAL SUPPLIES                        912,978
                                                     -----------
           METALS (1.6%)
   1,400   AK Steel Holding Corp.                         10,136*
   5,900   Belden, Inc.                                   81,715
   7,400   Maverick Tube Corp.                            94,350*
                                                     -----------
           TOTAL METALS                                  186,201
                                                     -----------
           OIL & GAS (1.7%)
  21,400   Core Laboratories N.V.                        201,802*
                                                     -----------
           RETAIL (7.3%)
   2,600   Abercrombie & Fitch Co.                        46,332*
   6,150   American Eagle Outfitters, Inc.                89,298*
  13,100   Bell Microproducts, Inc.                       71,657*
   1,500   Brookstone, Inc.                               20,972*
   5,400   Charming Shoppes, Inc.                         24,840*
   5,400   Children's Place Retail Stores, Inc.           47,520*+
  13,550   Factory 2-U Stores, Inc.                       21,003*
   5,450   Hot Topic, Inc.                               106,275*+
   6,350   InterTAN, Inc.                                 45,085*
   2,500   Neiman Marcus Group, Inc.                      72,750*
   1,900   Talbots, Inc.                                  52,668
   6,200   The Wet Seal, Inc.                             72,168*
   6,150   Zale Corp.                                    179,580*
                                                     -----------
           TOTAL RETAIL                                  850,148
                                                     -----------
           TELECOMMUNICATIONS (2.8%)
  22,200   Allen Telecom, Inc.                           137,196*+

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                                                                OCTOBER 31, 2002

NUMBER OF
 SHARES                                                VALUE
---------                                            -----------
           TELECOMMUNICATIONS (CONTINUED)
   5,400   Comtech Telecommunications Corp.          $    39,960*
   6,050   Plantronics, Inc.                              90,629*
  14,150   Powerwave Technologies, Inc.                   65,232*
                                                     -----------
           TOTAL TELECOMMUNICATIONS                      333,017
                                                     -----------
           TEXTILES, CLOTHING & FABRICS (0.4%)
   9,850   Vans, Inc.                                     45,507*
                                                     -----------
           TRANSPORTATION (0.7%)
   3,550   Florida East Coast Industries, Inc.            84,845+
                                                     -----------
           TOTAL COMMON STOCK (COST: $15,856,639)
             (98.1%)                                  11,460,955
                                                     -----------

           CONVERTIBLE PREFERRED STOCK (COST: $303)
             (0.0%)
           FOODS, HOTELS & RESTAURANTS (0.0%)
     141   Angelo & Maxie's, Inc., $0.225                    297*
                                                     -----------
           TOTAL EQUITY SECURITIES (COST:
             $15,856,942) (98.1%)                     11,461,252
                                                     -----------

PRINCIPAL
 AMOUNT    SHORT-TERM INVESTMENTS
---------  ----------------------
$ 50,450   Bank of Montreal, 1.75%, due 11/26/02          50,450**
  51,185   BNP Paribas, 1.81%, due 11/01/02               51,185**
 255,926   Canadian Imperial Bank of Commerce,
             1.88%, due 11/04/02                         255,926**
 102,371   Harris Trust & Savings Bank, 1.77%, due
             11/18/02                                    102,371**
  18,549   Investors Bank & Trust Depository
             Reserve, 1.05%, due 11/01/02                 18,549
  51,185   Jupiter Securitization Corp., 1.78%, due
             11/20/02                                     51,185**
  51,185   Merrill Lynch & Co., Inc., 1.82%, due
             11/26/02                                     51,185**
  25,593   Merrill Lynch & Co., Inc., 1.83%, due
             04/16/03                                     25,593**
 353,178   Merrimac Money Market Fund, 1.7%, due
             11/01/02                                    353,178**
  51,185   National City Bank, 1.91%, due 01/23/03        51,185**
 102,371   Royal Bank of Canada, 1.77%, due
             11/18/02                                    102,371**
 281,519   Royal Bank of Scotland, 1.76%, due
             11/08/02                                    281,519**
  92,134   US Bank N.A., 1.89%, due 11/06/02              92,134**
                                                     -----------
           TOTAL SHORT-TERM INVESTMENTS (COST:
             $1,486,831) (12.7%)                       1,486,831
                                                     -----------
           TOTAL INVESTMENTS (COST: $17,343,773)
             (110.8%)                                 12,948,083
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-10.8%)                                 (1,260,533)
                                                     -----------
           NET ASSETS (100.0%)                       $11,687,550
                                                     ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
83
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

NUMBER OF
 SHARES    EQUITY SECURITIES                           VALUE
---------  -----------------                         ---------

           COMMON STOCK

           ADVERTISING (1.4% OF NET ASSETS)
  1,380    DoubleClick, Inc.                         $  9,660*
                                                     --------
           COMMERCIAL SERVICES (6.7%)
    185    Expedia, Inc.                               12,517*
    165    Hotels.com                                  10,288*
    815    Overture Services, Inc.                     22,437*
                                                     --------
           TOTAL COMMERCIAL SERVICES                   45,242
                                                     --------
           COMPUTER SERVICES (17.4%)
    515    CheckFree Corp.                              8,384*
  2,125    Cisco Systems, Inc.                         23,757*
    235    Dell Computer Corp.                          6,723*
    334    Fair Isaac & Co., Inc.                      12,849
    560    Network Appliance, Inc.                      5,024*
    435    Novellus Systems, Inc.                      13,746*
  1,250    WebEx Communications, Inc.                  19,600*
  1,835    Yahoo!, Inc.                                27,378*
                                                     --------
           TOTAL COMPUTER SERVICES                    117,461
                                                     --------
           COMPUTER SOFTWARE (16.5%)
    540    Adobe Systems, Inc.                         12,766
    425    Agile Software Corp.                         2,894*
  1,145    Brocade Communications Systems, Inc.         7,866*
    860    Manugistics Group, Inc.                      2,494*
    575    Microsoft Corp.                             30,745*
    130    NetIQ Corp.                                  1,834*
    735    Quest Software, Inc.                         8,026*
    575    Rational Software Corp.                      3,807*
    930    Retek, Inc.                                  3,041*
    660    Siebel Systems, Inc.                         4,963*
    915    SmartForce PLC (ADR)                         3,669*
    430    Symantec Corp.                              17,200*
    825    Veritas Software Corp.                      12,581*
                                                     --------
           TOTAL COMPUTER SOFTWARE                    111,886
                                                     --------
           ELECTRICAL EQUIPMENT (3.5%)
  1,255    Applied Materials, Inc.                     18,863*
    210    Varian Semiconductor Equipment
             Associates, Inc.                           5,002*
                                                     --------
           TOTAL ELECTRICAL EQUIPMENT                  23,865
                                                     --------
           ELECTRONICS (22.5%)
    885    Broadcom Corp.                              10,602*
    240    Exar Corp.                                   3,024*
    875    Intel Corp.                                 15,138
  1,363    Intersil Corp.                              23,157*
    650    Marvell Technology Group, Ltd.              10,537*
  1,305    Maxim Integrated Products, Inc.             41,551*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
84

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

NUMBER OF
SHARES                                                VALUE
---------                                            ---------
           ELECTRONICS (CONTINUED)
    605    Micrel, Inc.                              $  4,997*
  1,140    Semtech Corp.                               16,108*
  1,910    Silicon Image, Inc.                          8,557*
    985    XILINX, Inc.                                18,705*
                                                     --------
           TOTAL ELECTRONICS                          152,376
                                                     --------
           ENTERTAINMENT & LEISURE (0.8%)
    445    Macrovision Corp.                            5,741*
                                                     --------
           MEDIA--BROADCASTING & PUBLISHING (10.9%)
    996    Cablevision Systems Corp.                    9,522*
    745    Cox Radio, Inc.                             17,686*
  1,155    Univision Communications, Inc.              29,926*
    455    Westwood One, Inc.                          16,517*
                                                     --------
           TOTAL MEDIA--BROADCASTING & PUBLISHING      73,651
                                                     --------
           RETAIL (8.7%)
    930    eBay, Inc.                                  58,832*
                                                     --------
           TELECOMMUNICATIONS (14.4%)
    430    Advanced Fibre Communications, Inc.          6,957*
    415    CSG Systems International, Inc.              5,345*
  1,255    EchoStar Communications Corp.               25,589*
    640    Juniper Networks, Inc.                       3,728*
    835    Polycom, Inc.                                8,225*
  1,185    Qualcomm, Inc.                              40,906*
  1,920    Sprint Corp. (PCS Group)                     6,682*
                                                     --------
           TOTAL TELECOMMUNICATIONS                    97,432
                                                     --------
           TOTAL COMMON STOCK (COST: $773,423)
             (102.8%)                                 696,146
                                                     --------

NUMBER OF
WARRANTS
---------
           WARRANTS (COST: $452) (0.2%)
     26    Expedia, Inc., expires 02/04/09                920*
                                                     --------
           TOTAL EQUITY SECURITIES (COST: $773,875)
             (103.0%)                                 697,066
                                                     --------

PRINCIPAL
AMOUNT     SHORT-TERM INVESTMENTS (COST: $3,568) (0.5%)
---------  --------------------------------------------
 $3,568    Investors Bank & Trust Depository Reserve,
             1.05%, due 11/01/02                            3,568
                                                         --------
           TOTAL INVESTMENTS (COST: $777,443) (103.5%)    700,634
           LIABILITIES IN EXCESS OF OTHER ASSETS
             (-3.5%)                                      (23,555)
                                                         --------
           NET ASSETS (100.0%)                           $677,079
                                                         ========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
85
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

 NUMBER OF
  SHARES     COMMON STOCK                                 VALUE
-----------  ------------                              ------------

             ADVERTISING (1.7% OF NET ASSETS)
    524,879  Interpublic Group of Companies, Inc.      $  6,282,802
                                                       ------------
             BANKING & FINANCIAL SERVICES (11.9%)
    223,400  Banknorth Group, Inc.                        5,176,178
    225,000  Countrywide Credit Industries, Inc.         11,319,750+
     80,600  Legg Mason, Inc.                             3,744,676+
    338,400  Mellon Financial Corp.                       9,573,336
    460,700  Silicon Valley Bancshares                    8,656,553*
    142,862  Valley National Bancorp                      3,935,848
                                                       ------------
             TOTAL BANKING & FINANCIAL SERVICES          42,406,341
                                                       ------------
             BEVERAGES, FOOD & TOBACCO (3.1%)
    777,379  Hain Celestial Group, Inc.                  11,139,841*+
                                                       ------------
             COMMERCIAL SERVICES (1.8%)
    440,200  Convergys Corp.                              6,550,176*
                                                       ------------
             COMPUTER SERVICES (8.5%)
    651,700  Macromedia, Inc.                             7,305,557*
    980,600  Maxtor Corp.                                 3,687,056*
  1,134,100  Symbol Technologies, Inc.                    9,809,965
  1,082,300  Unisys Corp.                                 9,448,479*
                                                       ------------
             TOTAL COMPUTER SERVICES                     30,251,057
                                                       ------------
             COMPUTER SOFTWARE (3.1%)
  1,104,282  Aspen Technologies, Inc.                     2,197,521*+
    554,750  Networks Associates, Inc.                    8,814,977*+
                                                       ------------
             TOTAL COMPUTER SOFTWARE                     11,012,498
                                                       ------------
             COSMETICS & HOUSEHOLD PRODUCTS (1.8%)
    227,900  Estee Lauder Companies, Inc.                 6,636,448+
                                                       ------------
             ELECTRONICS (21.4%)
  3,257,657  Agere Systems, Inc.                          2,834,162*
  1,587,998  Agere Systems, Inc., Class B                 1,476,838*
    255,600  Anixter International, Inc.                  5,896,692*+
    464,780  Arrow Electronics, Inc.                      6,102,561*+
    774,360  CommScope, Inc.                              6,078,726*
    169,500  KLA-Tencor Corp.                             6,035,895*
    950,000  LSI Logic Corp.                              5,605,000*
    687,900  National Semiconductor Corp.                 9,135,312*
    512,000  Tektronix, Inc.                              9,047,040*
    434,900  Teledyne Technologies, Inc.                  6,284,305*
    914,600  Teradyne, Inc.                              11,075,806*
    658,200  Vishay Intertechnology, Inc.                 6,779,460*
                                                       ------------
             TOTAL ELECTRONICS                           76,351,797
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             ENERGY & OIL SERVICES (4.4%)
    153,400  Devon Energy Corp.                        $  7,746,700+
    568,301  Pride International, Inc.                    7,888,018*+
                                                       ------------
             TOTAL ENERGY & OIL SERVICES                 15,634,718
                                                       ------------
             ENTERTAINMENT & LEISURE (2.9%)
    810,720  Metro-Goldwyn-Mayer, Inc.                   10,377,216*
                                                       ------------
             FOODS, HOTELS & RESTAURANTS (2.1%)
    316,500  Starwood Hotels & Resorts Worldwide,
               Inc.                                       7,374,450
                                                       ------------
             INSURANCE (4.0%)
    419,100  Health Net, Inc.                             9,806,940*+
    281,000  Phoenix Companies, Inc.                      2,543,050
     75,700  Platinum Underwriters Holdings, Ltd.         1,900,070*
                                                       ------------
             TOTAL INSURANCE                             14,250,060
                                                       ------------
             MACHINERY (6.6%)
    167,900  Cooper Cameron Corp.                         7,827,498*
    227,200  Cummins, Inc.                                5,443,712+
    368,350  Pall Corp.                                   6,398,239
    163,500  York International Corp.                     3,845,520
                                                       ------------
             TOTAL MACHINERY                             23,514,969
                                                       ------------
             MEDIA--BROADCASTING & PUBLISHING (2.3%)
    142,500  Belo Corp.                                   3,291,750
    105,440  Meredith Corp.                               4,802,792
                                                       ------------
             TOTAL MEDIA--BROADCASTING & PUBLISHING       8,094,542
                                                       ------------
             MEDICAL SUPPLIES (5.2%)
    114,950  Boston Scientific Corp.                      4,325,569*
  1,085,600  PerkinElmer, Inc.                            7,555,776
    881,700  PSS World Medical, Inc.                      6,736,188*
                                                       ------------
             TOTAL MEDICAL SUPPLIES                      18,617,533
                                                       ------------
             METALS (4.1%)
    692,400  AK Steel Holding Corp.                       5,012,976*
    315,700  Phelps Dodge Corp.                           9,793,014*
                                                       ------------
             TOTAL METALS                                14,805,990
                                                       ------------
             OIL & GAS (2.2%)
    293,600  Ensco International, Inc.                    7,938,944
                                                       ------------
             RETAIL (7.2%)
    460,700  American Eagle Outfitters, Inc.              6,689,364*
    615,500  J.C. Penney Co., Inc.                       11,725,275+
    258,200  Talbots, Inc.                                7,157,304
                                                       ------------
             TOTAL RETAIL                                25,571,943
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

87
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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

 NUMBER OF
  SHARES                                                  VALUE
-----------                                            ------------
             TRANSPORTATION (3.4%)
    250,900  Carnival Corp.                            $  6,553,508+
    389,200  Southwest Airlines, Inc.                     5,682,320
                                                       ------------
             TOTAL TRANSPORTATION                        12,235,828
                                                       ------------
             TOTAL COMMON STOCK (COST: $449,343,097)
               (97.7%)                                  349,047,153
                                                       ------------

 PRINCIPAL
  AMOUNT     SHORT-TERM INVESTMENTS
-----------  ----------------------
$ 2,189,745  Bank of Montreal, 1.75%, due 11/26/02        2,189,745**
  2,221,681  BNP Paribas, 1.81%, due 11/01/02             2,221,681**
 11,108,405  Canadian Imperial Bank of Commerce,
               1.88%, due 11/04/02                       11,108,405**
  4,443,362  Harris Trust & Savings Bank, 1.77%, due
               11/18/02                                   4,443,362**
 10,394,291  Investors Bank & Trust Depository
               Reserve, 1.05%, due 11/01/02              10,394,291
  2,221,681  Jupiter Securitization Corp., 1.78%, due
               11/20/02                                   2,221,681**
  2,221,681  Merrill Lynch & Co., Inc., 1.82%, due
               11/26/02                                   2,221,681**
  1,110,841  Merrill Lynch & Co., Inc., 1.83%, due
               04/16/03                                   1,110,840**
 15,329,599  Merrimac Money Market Fund, 1.7%, due
               11/01/02                                  15,329,599**
  2,221,681  National City Bank, 1.91%, due 01/23/03      2,221,681**
  4,443,362  Royal Bank of Canada, 1.77%, due
               11/18/02                                   4,443,362**
 12,219,246  Royal Bank of Scotland, 1.76%, due
               11/08/02                                  12,219,246**
  3,999,026  US Bank N.A., 1.89%, due 11/06/02            3,999,026**
                                                       ------------
             TOTAL SHORT-TERM INVESTMENTS (COST:
               $74,124,600) (20.8%)                      74,124,600
                                                       ------------
             TOTAL INVESTMENTS (COST: $523,467,697)
               (118.5%)                                 423,171,753
             LIABILITIES IN EXCESS OF OTHER ASSETS
               (-18.5%)                                 (65,990,976)
                                                       ------------
             NET ASSETS (100.0%)                       $357,180,777
                                                       ============

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  NON-INCOME PRODUCING.
 **  REPRESENTS INVESTMENTS OF SECURITIES LENDING COLLATERAL (NOTE 3).
  +  SECURITY PARTIALLY OR FULLY LENT (NOTE 3).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
88
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                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002

                                TCW GALILEO
                                AGGRESSIVE   TCW GALILEO  TCW GALILEO  TCW GALILEO
                                  GROWTH     CONVERTIBLE  DIVERSIFIED   EARNINGS
                                 EQUITIES    SECURITIES      VALUE      MOMENTUM
                                   FUND         FUND         FUND         FUND
                                -----------  -----------  -----------  -----------
                                           DOLLAR AMOUNTS IN THOUSANDS
                                            (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value (1)     $  102,032   $   54,252    $  3,915     $  3,695
  Receivables for Securities
    Sold                               409           --          --           18
  Receivables for Fund Shares
    Sold                             1,208          100          --           --
  Interest and Dividends
    Receivable                          14          575           7           --
                                ----------   ----------    --------     --------
    Total Assets                   103,663       54,927       3,922        3,713
                                ----------   ----------    --------     --------
LIABILITIES
  Payables for Securities
    Purchased                          440           --          --           30
  Payables for Fund Shares
    Redeemed                         1,005           --           4           --
  Payables Upon Return of
    Securities Loaned               18,302        8,026          --          650
  Accrued Management Fees               62           29          --           --
  Other Accrued Expenses                83           55          30           33
                                ----------   ----------    --------     --------
    Total Liabilities               19,892        8,110          34          713
                                ----------   ----------    --------     --------
NET ASSETS                      $   83,771   $   46,817    $  3,888     $  3,000
                                ==========   ==========    ========     ========
NET ASSETS CONSIST OF:
  Paid-in Capital               $  175,351   $   71,342    $  4,921     $ 10,582
  Undistributed Net Realized
    (Loss) on Investments          (83,600)     (19,796)       (697)      (4,658)
  Unrealized Appreciation
    (Depreciation) on
    Investments                        519       (4,746)       (367)         116
  Undistributed Net Investment
    Income (Loss)                   (8,499)          17          31       (3,040)
                                ----------   ----------    --------     --------
NET ASSETS                      $   83,771   $   46,817    $  3,888     $  3,000
                                ==========   ==========    ========     ========
NET ASSETS ATTRIBUTABLE TO:
  I Class Shares                $   60,328   $   46,817    $     --     $  3,000
                                ==========   ==========    ========     ========
  N Class Shares                $   23,443   $       --    $  3,888     $     --
                                ==========   ==========    ========     ========
CAPITAL SHARES OUTSTANDING:
  I Class                        7,738,082    6,655,652          --      717,331
                                ==========   ==========    ========     ========
  N Class                        3,047,024           --     472,568           --
                                ==========   ==========    ========     ========
NET ASSET VALUE PER SHARE:
  I Class                       $     7.80   $     7.03    $     --     $   4.18
                                ==========   ==========    ========     ========
  N Class                       $     7.69   $       --    $   8.23     $     --
                                ==========   ==========    ========     ========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND, THE TCW GALILEO CONVERTIBLE SECURITIES FUND, THE TCW GALILEO DIVERSIFIED VALUE FUND AND THE TCW GALILEO EARNINGS MOMENTUM FUND AT OCTOBER 31, 2002 WAS $101,513, $58,998, $4,282 AND $3,579, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

89
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--------------------------------------------------------------------------------

U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002

                                TCW GALILEO
                                  FOCUSED    TCW GALILEO  TCW GALILEO
                                 LARGE CAP     GROWTH       HEALTH         TCW GALILEO
                                   VALUE      INSIGHTS     SCIENCES      INCOME + GROWTH
                                   FUND         FUND         FUND              FUND
                                -----------  -----------  -----------  --------------------
                                                DOLLAR AMOUNTS IN THOUSANDS
                                                (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value (1)      $    812     $  1,977      $   231         $   31,327
  Receivables for Securities
    Sold                                3           --            7              3,715
  Interest and Dividends
    Receivable                         --           --           --                 80
                                 --------     --------      -------         ----------
    Total Assets                      815        1,977          238             35,122
                                 --------     --------      -------         ----------
LIABILITIES
  Payables for Securities
    Purchased                          11           --           --              3,501
  Payables for Fund Shares
    Redeemed                           --           --           --                 45
  Payable Upon Return of
    Securities Loaned                  --           --           --              4,803
  Accrued Management Fees               1            3           --                  7
  Other Accrued Expenses               19           21           22                 48
                                 --------     --------      -------         ----------
    Total Liabilities                  31           24           22              8,404
                                 --------     --------      -------         ----------
NET ASSETS                       $    784     $  1,953      $   216         $   26,718
                                 ========     ========      =======         ==========
NET ASSETS CONSIST OF:
  Paid-in Capital                $  1,045     $  4,102      $   500         $   20,354
  Undistributed Net Realized
    Gain (Loss) on Investments       (130)      (1,758)        (207)             2,641
  Unrealized Appreciation
    (Depreciation) on
    Investments                      (129)        (314)         (68)             3,643
  Undistributed Net Investment
    Income (Loss)                      (2)         (77)          (9)                80
                                 --------     --------      -------         ----------
NET ASSETS                       $    784     $  1,953      $   216         $   26,718
                                 ========     ========      =======         ==========
NET ASSETS ATTRIBUTABLE TO:
  N Class Shares                 $    784     $  1,953      $   216         $   26,718
                                 ========     ========      =======         ==========
CAPITAL SHARES OUTSTANDING:
  N Class                         104,499      420,264       50,001          2,995,688
                                 ========     ========      =======         ==========
NET ASSET VALUE PER SHARE:
  N Class                        $   7.50     $   4.65      $  4.32         $     8.92
                                 ========     ========      =======         ==========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO FOCUSED LARGE CAP VALUE FUND, THE TCW GALILEO GROWTH INSIGHTS FUND, THE TCW GALILEO HEALTH SCIENCES FUND AND THE TCW GALILEO INCOME + GROWTH FUND AT OCTOBER 31, 2002 WAS $941, $2,291, $299 AND $27,684, RESPECTIVELY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002

                                TCW GALILEO  TCW GALILEO               TCW GALILEO
                                 LARGE CAP    LARGE CAP   TCW GALILEO    SELECT
                                  GROWTH        VALUE     OPPORTUNITY   EQUITIES
                                   FUND         FUND         FUND         FUND
                                -----------  -----------  -----------  -----------
                                           DOLLAR AMOUNTS IN THOUSANDS
                                            (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value (1)     $    7,855   $   125,306  $   40,947   $ 1,311,458
  Receivables for Securities
    Sold                                --           310         405            --
  Receivables for Fund Shares
    Sold                                --             3           4         8,021
  Interest and Dividends
    Receivable                           5            64          23           203
                                ----------   -----------  ----------   -----------
    Total Assets                     7,860       125,683      41,379     1,319,682
                                ----------   -----------  ----------   -----------
LIABILITIES
  Payables for Securities
    Purchased                           --           665         399            --
  Payables for Fund Shares
    Redeemed                            --            26          14         6,790
  Payables Upon Return of
    Securities Loaned                  472         9,258       6,193        46,485
  Accrued Management Fees               --            50          16           760
  Other Accrued Expenses                46            83          56           462
                                ----------   -----------  ----------   -----------
    Total Liabilities                  518        10,082       6,678        54,497
                                ----------   -----------  ----------   -----------
NET ASSETS                      $    7,342   $   115,601  $   34,701   $ 1,265,185
                                ==========   ===========  ==========   ===========
NET ASSETS CONSIST OF:
  Paid-in Capital               $   14,700   $   146,503  $   38,281   $ 1,925,104
  Undistributed Net Realized
    (Loss) on Investments           (6,224)      (19,821)     (2,546)     (118,390)
  Unrealized (Depreciation) on
    Investments                       (679)      (11,859)       (900)     (525,355)
  Undistributed Net Investment
    Income (Loss)                     (455)          778        (134)      (16,174)
                                ----------   -----------  ----------   -----------
NET ASSETS                      $    7,342   $   115,601  $   34,701   $ 1,265,185
                                ==========   ===========  ==========   ===========
NET ASSETS ATTRIBUTABLE TO:
  I Class Shares                $    7,138   $   112,716  $   15,150   $   983,646
                                ==========   ===========  ==========   ===========
  N Class Shares                $      204   $     2,885  $   19,551   $   281,539
                                ==========   ===========  ==========   ===========
  K Class Shares                $       --   $        --  $       --   $        --(2)
                                ==========   ===========  ==========   ===========
CAPITAL SHARES OUTSTANDING:
  I Class                        1,063,004    11,560,716   1,741,107    83,892,968
                                ==========   ===========  ==========   ===========
  N Class                           30,467       296,850   2,250,225    24,293,352
                                ==========   ===========  ==========   ===========
  K Class                               --            --          --             6
                                ==========   ===========  ==========   ===========
NET ASSET VALUE PER SHARE:
  I Class                       $     6.71   $      9.75  $     8.70   $     11.73
                                ==========   ===========  ==========   ===========
  N Class                       $     6.69   $      9.72  $     8.69   $     11.59
                                ==========   ===========  ==========   ===========
  K Class                       $       --   $        --  $       --   $     11.73
                                ==========   ===========  ==========   ===========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO LARGE CAP GROWTH FUND, THE TCW GALILEO LARGE CAP VALUE FUND, THE TCW GALILEO OPPORTUNITY FUND AND THE TCW GALILEO SELECT EQUITIES FUND AT OCTOBER 31, 2002 WAS $8,534, $137,165, $41,847 AND $1,836,813, RESPECTIVELY.
(2)  AMOUNT ROUNDS TO LESS THAN $1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002

                                TCW GALILEO  TCW GALILEO                TCW GALILEO
                                 SMALL CAP    SMALL CAP   TCW GALILEO      VALUE
                                  GROWTH        VALUE     TECHNOLOGY   OPPORTUNITIES
                                   FUND         FUND         FUND          FUND
                                -----------  -----------  -----------  -------------
                                            DOLLAR AMOUNTS IN THOUSANDS
                                             (EXCEPT PER SHARE AMOUNTS)
ASSETS
  Investments, at Value (1)     $  152,686   $   12,948    $    701     $   423,172
  Receivables for Securities
    Sold                               333           34           6              --
  Receivables for Fund Shares
    Sold                             1,358          250          --           1,295
  Interest and Dividends
    Receivable                           7            4          --             275
                                ----------   ----------    --------     -----------
    Total Assets                   154,384       13,236         707         424,742
                                ----------   ----------    --------     -----------
LIABILITIES
  Payables for Securities
    Purchased                           --           53           7           1,852
  Payables for Fund Shares
    Redeemed                           717            2          --           1,503
  Payables Upon Return of
    Securities Loaned               29,445        1,468          --          63,730
  Accrued Management Fees               98           --          --             229
  Other Accrued Expenses               106           25          23             247
                                ----------   ----------    --------     -----------
    Total Liabilities               30,366        1,548          30          67,561
                                ----------   ----------    --------     -----------
NET ASSETS                      $  124,018   $   11,688    $    677     $   357,181
                                ==========   ==========    ========     ===========
NET ASSETS CONSIST OF:
  Paid-in Capital               $  326,893   $   17,201    $  1,853     $   490,125
  Undistributed Net Realized
    (Loss) on Investments         (159,517)        (945)     (1,073)        (29,813)
  Unrealized (Depreciation) on
    Investments                    (30,077)      (4,396)        (76)       (100,296)
  Undistributed Net Investment
    (Loss)                         (13,281)        (172)        (27)         (2,835)
                                ----------   ----------    --------     -----------
NET ASSETS                      $  124,018   $   11,688    $    677     $   357,181
                                ==========   ==========    ========     ===========
NET ASSETS ATTRIBUTABLE TO:
  I Class Shares                $   71,362   $   11,688    $     --     $   274,297
                                ==========   ==========    ========     ===========
  N Class Shares                $   52,656   $       --(2)  $    677    $    82,884
                                ==========   ==========    ========     ===========
CAPITAL SHARES OUTSTANDING:
  I Class                        6,972,666    1,385,829          --      21,014,163
                                ==========   ==========    ========     ===========
  N Class                        5,200,265            7     321,095       6,382,421
                                ==========   ==========    ========     ===========
NET ASSET VALUE PER SHARE:
  I Class                       $    10.23   $     8.43    $     --     $     13.05
                                ==========   ==========    ========     ===========
  N Class                       $    10.13   $     8.43    $   2.11     $     12.99
                                ==========   ==========    ========     ===========

(1) THE IDENTIFIED COST FOR THE TCW GALILEO SMALL CAP GROWTH FUND, THE TCW GALILEO SMALL CAP VALUE FUND, THE TCW GALILEO TECHNOLOGY FUND AND THE TCW GALILEO VALUE OPPORTUNITIES FUND AT OCTOBER 31, 2002 WAS $182,763, $17,344, $777 AND $523,468, RESPECTIVELY.
(2)  AMOUNT ROUNDS TO LESS THAN $1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2002

                                TCW GALILEO
                                AGGRESSIVE   TCW GALILEO  TCW GALILEO  TCW GALILEO
                                  GROWTH     CONVERTIBLE  DIVERSIFIED   EARNINGS
                                 EQUITIES    SECURITIES      VALUE      MOMENTUM
                                   FUND         FUND       FUND (1)       FUND
                                -----------  -----------  -----------  -----------
                                           DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                      $    107      $ 1,257       $  62        $   1
  Interest                             68        1,547           1            6
                                 --------      -------       -----        -----
    Total                             175        2,804          63            7
                                 --------      -------       -----        -----
EXPENSES:
  Management Fees                   1,100          327          33           37
  Accounting Service Fees              32           19          10           12
  Administration Fees                  48           26           8           11
  Transfer Agent Fees:
    I Class                            32           27          --           26
    N Class                            38           --          14           --
  Custodian Fees                       11           21           9           22
  Professional Fees                    32           24          25           22
  Directors' Fees & Expenses            9            9           8            9
  Registration Fees:
    I Class                            18           17          --            8
    N Class                            13           --          22           --
  Distribution Fees:
    N Class                            62           --          12           --
  Other                                45           12          --            1
                                 --------      -------       -----        -----
    Total                           1,440          482         141          148
    Less Expenses Borne by
      Investment Advisor:
      I Class                          --           --          --           88
      N Class                          --           --         111           --
                                 --------      -------       -----        -----
      Net Expenses                  1,440          482          30           60
                                 --------      -------       -----        -----
  Net Investment Income (Loss)     (1,265)       2,322          33          (53)
                                 --------      -------       -----        -----
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net Realized (Loss) on
    Investments                   (39,742)      (8,470)       (210)        (372)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                    14,000         (360)       (745)        (108)
                                 --------      -------       -----        -----
  Net Realized and Unrealized
    Gain (Loss) on Investments    (25,742)      (8,830)       (955)        (480)
                                 --------      -------       -----        -----
(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS      $(27,007)     $(6,508)      $(922)       $(533)
                                 ========      =======       =====        =====

(1)  FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2002

                                TCW GALILEO
                                  FOCUSED    TCW GALILEO  TCW GALILEO
                                 LARGE CAP     GROWTH       HEALTH         TCW GALILEO
                                   VALUE      INSIGHTS     SCIENCES      INCOME + GROWTH
                                   FUND         FUND         FUND            FUND (2)
                                -----------  -----------  -----------  --------------------
                                                DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends (1)                    $  14       $     9       $   1           $   667
  Interest (1)                        --            --          --                15
                                   -----       -------       -----           -------
    Total                             14             9           1               682
                                   -----       -------       -----           -------
EXPENSES:
  Management Fees                      6            31           2               221
  Accounting Service Fees             12            12          12                13
  Administration Fees                 10            11          10                13
  Transfer Agent Fees:
    N Class                            9             9          10                34
  Custodian Fees                       9             6           5                 6
  Professional Fees                    7             9           9                26
  Directors' Fees & Expenses           9             9           9                 9
  Registration Fees:
    N Class                           --            --          --                43
  Distribution Fees:
    N Class                            2             8           1                74
  Other                                1             1           1                10
                                   -----       -------       -----           -------
    Total                             65            96          59               449
    Less Expenses Borne by
      Investment Advisor:
      N Class                         52            39          54               113
                                   -----       -------       -----           -------
      Net Expenses                    13            57           5               336
                                   -----       -------       -----           -------
  Net Investment Income (Loss)         1           (48)         (4)              346
                                   -----       -------       -----           -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on
    Investments                      (91)       (1,064)       (106)            3,944
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      (45)          359         (24)           (7,725)
                                   -----       -------       -----           -------
  Net Realized and Unrealized
    Gain (Loss) on Investments      (136)         (705)       (130)           (3,781)
                                   -----       -------       -----           -------
(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS        $(135)      $  (753)      $(134)          $(3,435)
                                   =====       =======       =====           =======

(1) NET OF FOREIGN TAXES WITHHELD OF THE TCW GALILEO INCOME + GROWTH FUND WAS $4 FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(2)  FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2002

                                TCW GALILEO  TCW GALILEO               TCW GALILEO
                                 LARGE CAP    LARGE CAP   TCW GALILEO    SELECT
                                  GROWTH        VALUE     OPPORTUNITY   EQUITIES
                                   FUND         FUND       FUND (2)       FUND
                                -----------  -----------  -----------  -----------
                                           DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends (1)                   $    92     $  2,056      $   200     $   3,389
  Interest (1)                          7           44          126           529
                                  -------     --------      -------     ---------
    Total                              99        2,100          326         3,918
                                  -------     --------      -------     ---------
EXPENSES:
  Management Fees                      56          760          330         9,908
  Accounting Service Fees              18           39           19           341
  Administration Fees                  17           59           19           468
  Transfer Agent Fees:
    I Class                            26           28            5            55
    N Class                            30           30           40           198
    K Class                            --           --           --            10
  Custodian Fees                       10           18           16            29
  Professional Fees                    25           32           29            91
  Directors' Fees & Expenses            9            9            9            12
  Registration Fees:
    I Class                            16           17           15            63
    N Class                            12           13           35            27
  Distribution Fees:
    N Class                             1            8           57           706
  Other                                 4           33           14           365
                                  -------     --------      -------     ---------
    Total                             224        1,046          588        12,273
    Less Expenses Borne by
      Investment Advisor:
      I Class                          30           --           23            --
      N Class                          42           29          105            --
      K Class                          --           --           --            10
                                  -------     --------      -------     ---------
      Net Expenses                    152        1,017          460        12,263
                                  -------     --------      -------     ---------
  Net Investment Income (Loss)        (53)       1,083         (134)       (8,345)
                                  -------     --------      -------     ---------
NET REALIZED AND UNREALIZED
  (LOSS) ON INVESTMENTS
  Net Realized (Loss) on
    Investments                      (592)     (13,301)        (832)      (15,668)
  Change in Unrealized
    (Depreciation) on
    Investments                    (1,245)      (1,418)      (4,022)     (318,854)
                                  -------     --------      -------     ---------
  Net Realized and Unrealized
    (Loss) on Investments          (1,837)     (14,719)      (4,854)     (334,522)
                                  -------     --------      -------     ---------
(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS       $(1,890)    $(13,636)     $(4,988)    $(342,867)
                                  =======     ========      =======     =========

(1) NET OF FOREIGN TAXES WITHHELD OF THE TCW GALILEO OPPORTUNITY FUND WAS $2 FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(2)  FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF OPERATIONS                             YEAR ENDED OCTOBER 31, 2002

                                TCW GALILEO  TCW GALILEO                TCW GALILEO
                                 SMALL CAP    SMALL CAP   TCW GALILEO      VALUE
                                  GROWTH        VALUE     TECHNOLOGY   OPPORTUNITIES
                                   FUND         FUND         FUND          FUND
                                -----------  -----------  -----------  -------------
                                            DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                      $     13      $    50       $  --       $   3,451
  Interest                            180            5          --             379
                                 --------      -------       -----       ---------
    Total                             193           55          --           3,830
                                 --------      -------       -----       ---------
EXPENSES:
  Management Fees                   1,975          133           9           5,035
  Accounting Service Fees              53           16          12             171
  Administration Fees                  79           15          10             235
  Transfer Agent Fees:
    I Class                            34           14          --             165
    N Class                            36            2          30              75
  Custodian Fees                       24           27           7              29
  Professional Fees                    37           15          14              49
  Directors' Fees & Expenses           10            9           9              11
  Registration Fees:
    I Class                            20           19          --              49
    N Class                            13           --          17              20
  Distribution Fees:
    N Class                           184           --           2             338
  Amortization of Deferred
    Organization Costs                 --           --          --               1
  Other                                88            4          --             164
                                 --------      -------       -----       ---------
    Total                           2,553          254         110           6,342
    Less Expenses Borne by
      Investment Advisor:
      I Class                          --           45          --              --
      N Class                          --            2          94              --
                                 --------      -------       -----       ---------
      Net Expenses                  2,553          207          16           6,342
                                 --------      -------       -----       ---------
  Net Investment (Loss)            (2,360)        (152)        (16)         (2,512)
                                 --------      -------       -----       ---------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net Realized (Loss) on
    Investments                   (83,472)        (926)       (590)        (32,415)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                    16,268       (4,111)        300        (110,697)
                                 --------      -------       -----       ---------
  Net Realized and Unrealized
    Gain (Loss) on Investments    (67,204)      (5,037)       (290)       (143,112)
                                 --------      -------       -----       ---------
(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS      $(69,564)     $(5,189)      $(306)      $(145,624)
                                 ========      =======       =====       =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96
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                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
STATEMENTS OF OPERATIONS                            YEAR ENDED NOVEMBER 30, 2001

                                     TCW GALILEO
                                     DIVERSIFIED      TCW GALILEO      TCW GALILEO
                                        VALUE       INCOME & GROWTH    OPPORTUNITY
                                        FUND             FUND             FUND
                                     -----------  -------------------  -----------
                                              DOLLAR AMOUNTS IN THOUSANDS
INVESTMENT INCOME
INCOME:
  Dividends                             $  72           $  802           $  247
  Interest                                 16              115               83
                                        -----           ------           ------
    Total                                  88              917              330
                                        -----           ------           ------
EXPENSES:
  Management Fees                          46              285              325
  Accounting Service Fees                  15               --               --
  Administration Fees                      --               --               --
  Transfer Agent Fees:
    I Class                                --               --               15
    N Class                                17               71               59
  Custodian Fees                            2                7               14
  Professional Fees                        19               22               21
  Directors' Fees & Expenses               17               11               11
  Registration Fees:
    I Class                                --               --                8
    N Class                                34               47               18
  Distribution Fees:
    N Class                                16              103              100
  Amortization of organizational
    expenses                               22
  Other                                     1                6                6
                                        -----           ------           ------
    Total                                 189              552              577
    Less Expenses Borne by
      Investment Advisor:
      N Class                             112               --               --
                                        -----           ------           ------
      Net Expenses                         77              552              577
                                        -----           ------           ------
  Net Investment Income (Loss)             11              365             (247)
                                        -----           ------           ------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments        179              726            3,609
  Change in Unrealized Appreciation
    (Depreciation) on Investments        (185)           1,262            1,539
                                        -----           ------           ------
  Net Realized and Unrealized Gain
    (Loss) on Investments                  (6)           1,988            5,148
                                        -----           ------           ------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                       $   5           $2,353           $4,901
                                        =====           ======           ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

97
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--------------------------------------------------------------------------------

U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                    TCW GALILEO         TCW GALILEO
                                 AGGRESSIVE GROWTH      CONVERTIBLE
                                   EQUITIES FUND      SECURITIES FUND
                                -------------------  -----------------
                                    YEAR ENDED          YEAR ENDED
                                    OCTOBER 31,         OCTOBER 31,
                                -------------------  -----------------
                                  2002      2001      2002      2001
                                --------  ---------  -------  --------
                                     DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income (Loss)  $ (1,265) $  (1,563) $ 2,322  $  2,518
  Net Realized (Loss) on
    Investments                  (39,742)   (43,858)  (8,470)  (11,326)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                   14,000   (153,174)    (360)  (11,083)
                                --------  ---------  -------  --------
  (Decrease) in Net Assets
    Resulting from Operations    (27,007)  (198,595)  (6,508)  (19,891)
                                --------  ---------  -------  --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                           --         --   (2,173)   (2,612)
  Distributions from Net
    Realized Gain:
    I Class                           --     (8,040)      --    (9,729)
    N Class                           --     (1,725)      --        --
                                --------  ---------  -------  --------
  Total Distributions to
    Shareholders                      --     (9,765)  (2,173)  (12,341)
                                --------  ---------  -------  --------
NET CAPITAL SHARE TRANSACTIONS
  I Class                        (11,186)     8,431    4,110     9,992
  N Class                          7,248     16,615       --        --
                                --------  ---------  -------  --------
  Increase (Decrease) in Net
    Assets Resulting from Net
    Capital Share Transactions    (3,938)    25,046    4,110     9,992
                                --------  ---------  -------  --------
  (Decrease) in Net Assets       (30,945)  (183,314)  (4,571)  (22,240)
NET ASSETS
  Beginning of Year              114,716    298,030   51,388    73,628
                                --------  ---------  -------  --------
  End of Year                   $ 83,771  $ 114,716  $46,817  $ 51,388
                                ========  =========  =======  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

98
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                                                                          [ICON]
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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          TCW GALILEO
                                         TCW GALILEO                        EARNINGS
                                         DIVERSIFIED                        MOMENTUM
                                          VALUE FUND                          FUND
                           ----------------------------------------  ----------------------
                                                   YEAR ENDED              YEAR ENDED
                           DECEMBER 1, 2001       NOVEMBER 30,            OCTOBER 31,
                               THROUGH       ----------------------  ----------------------
                           OCTOBER 31, 2002     2001        2000        2002        2001
                           ----------------  ----------  ----------  ----------  ----------
                                             DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income
    (Loss)                      $   33         $   11      $   38      $  (53)     $  (74)
  Net Realized Gain
    (Loss) on Investments         (210)           179        (394)       (372)     (4,286)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                   (745)          (185)      1,077        (108)        541
                                ------         ------      ------      ------      ------
  Increase (Decrease) in
    Net Assets Resulting
    from Operations               (922)             5         721        (533)     (3,819)
                                ------         ------      ------      ------      ------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from Net
    Investment Income:
    N Class                         (5)           (15)(1)      (38)(1)       --        --
  Distributions from Net
    Realized Gain:
    I Class                         --             --          --          --      (2,025)
                                ------         ------      ------      ------      ------
  Total Distributions to
    Shareholders                    (5)           (15)        (38)         --      (2,025)
                                ------         ------      ------      ------      ------
NET CAPITAL SHARE
  TRANSACTIONS
  I Class                           --             --          --      (4,137)      6,863
  N Class                         (453)        (1,261)(1)   (3,946)(1)       --        --
                                ------         ------      ------      ------      ------
  Increase (Decrease) in
    Net Assets Resulting
    from Net Capital
    Share Transactions            (453)        (1,261)     (3,946)     (4,137)      6,863
                                ------         ------      ------      ------      ------
  Increase (Decrease) in
    Net Assets                  (1,380)        (1,271)     (3,263)     (4,670)      1,019
NET ASSETS
  Beginning of Year              5,268          6,539       9,802       7,670       6,651
                                ------         ------      ------      ------      ------
  End of Year                   $3,888         $5,268      $6,539      $3,000      $7,670
                                ======         ======      ======      ======      ======

(1) AMOUNT REPRESENTS THE TOTAL OF A, B AND I CLASSES OF THE FORMER COWEN FUND. SEE NOTE 1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                         TCW GALILEO                    TCW GALILEO
                                      FOCUSED LARGE CAP                   GROWTH
                                         VALUE FUND                    INSIGHTS FUND
                                -----------------------------  -----------------------------
                                              MARCH 1, 2001                 DECEMBER 1, 2000
                                              (COMMENCEMENT                  (COMMENCEMENT
                                YEAR ENDED    OF OPERATIONS)   YEAR ENDED    OF OPERATIONS)
                                OCTOBER 31,      THROUGH       OCTOBER 31,      THROUGH
                                   2002      OCTOBER 31, 2001     2002      OCTOBER 31, 2001
                                -----------  ----------------  -----------  ----------------
                                                DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income (Loss)     $   1          $   (3)        $   (48)       $   (29)
  Net Realized (Loss) on
    Investments                      (91)            (39)         (1,064)          (694)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      (45)            (84)            359           (673)
                                   -----          ------         -------        -------
  (Decrease) in Net Assets
    Resulting from Operations       (135)           (126)           (753)        (1,396)
                                   -----          ------         -------        -------
NET CAPITAL SHARE TRANSACTIONS
  N Class                             --           1,045            (309)         4,411
                                   -----          ------         -------        -------
  Increase (Decrease) in Net
    Assets                          (135)            919          (1,062)         3,015
NET ASSETS
  Beginning of Year                  919              --           3,015             --
                                   -----          ------         -------        -------
  End of Year                      $ 784          $  919         $ 1,953        $ 3,015
                                   =====          ======         =======        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                    TCW GALILEO                          TCW GALILEO
                                      HEALTH                           INCOME + GROWTH
                                   SCIENCES FUND                             FUND
                           -----------------------------  ------------------------------------------
                                        DECEMBER 1, 2000
                                         (COMMENCEMENT                             YEAR ENDED
                           YEAR ENDED    OF OPERATIONS)   DECEMBER 1, 2001        NOVEMBER 30,
                           OCTOBER 31,      THROUGH           THROUGH       ------------------------
                              2002      OCTOBER 31, 2001  OCTOBER 31, 2002     2001         2000
                           -----------  ----------------  ----------------  -----------  -----------
                                                  DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income
    (Loss)                    $  (4)         $  (5)           $   346         $   365      $   493
  Net Realized Gain
    (Loss) on Investments      (106)          (101)             3,944             726        1,521
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                 (24)           (44)            (7,725)          1,262        7,506
                              -----          -----            -------         -------      -------
  Increase (Decrease) in
    Net Assets Resulting
    from Operations            (134)          (150)            (3,435)          2,353        9,520
                              -----          -----            -------         -------      -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from Net
    Investment Income:
    N Class                      --             --               (335)           (422)(1)      (631)(1)
  Distributions from Net
    Realized Gain:
    N Class                      --             --             (1,513)         (1,182)(1)    (1,748)(1)
                              -----          -----            -------         -------      -------
  Total Distributions to
    Shareholders                 --             --             (1,848)         (1,604)      (2,379)
                              -----          -----            -------         -------      -------
NET CAPITAL SHARE
  TRANSACTIONS
  N Class                        --            500             (5,025)         (1,065)(1)   (10,243)(1)
                              -----          -----            -------         -------      -------
  Increase (Decrease) in
    Net Assets                 (134)           350            (10,308)           (316)      (3,102)
NET ASSETS
  Beginning of Year             350             --             37,026          37,342       40,444
                              -----          -----            -------         -------      -------
  End of Year                 $ 216          $ 350            $26,718         $37,026      $37,342
                              =====          =====            =======         =======      =======

(1) AMOUNT REPRESENTS THE TOTAL OF A, B AND I CLASSES OF THE FORMER COWEN FUND. SEE NOTE 1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                   TCW GALILEO        TCW GALILEO
                                    LARGE CAP          LARGE CAP
                                   GROWTH FUND         VALUE FUND
                                -----------------  ------------------
                                   YEAR ENDED          YEAR ENDED
                                   OCTOBER 31,        OCTOBER 31,
                                -----------------  ------------------
                                 2002      2001      2002      2001
                                -------  --------  --------  --------
                                     DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment Income (Loss)  $   (53) $   (148) $  1,083  $    930
  Net Realized (Loss) on
    Investments                    (592)   (5,632)  (13,301)   (5,528)
  Change in Unrealized
    (Depreciation) on
    Investments                  (1,245)   (7,312)   (1,418)  (31,057)
                                -------  --------  --------  --------
  (Decrease) in Net Assets
    Resulting from Operations    (1,890)  (13,092)  (13,636)  (35,655)
                                -------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                          --        --      (979)     (815)
    N Class                          --        --        --        (7)
  Distributions from Net
    Realized Gain:
    I Class                          --    (1,940)       --        --
    N Class                          --       (25)       --        --
                                -------  --------  --------  --------
  Total Distributions to
    Shareholders                     --    (1,965)     (979)     (822)
                                -------  --------  --------  --------
NET CAPITAL SHARE TRANSACTIONS
  I Class                        (3,907)    1,510   (10,502)   38,623
  N Class                             1       121       662      (307)
                                -------  --------  --------  --------
  Increase (Decrease) in Net
    Assets Resulting from Net
    Capital Share Transactions   (3,906)    1,631    (9,840)   38,316
                                -------  --------  --------  --------
  Increase (Decrease) in Net
    Assets                       (5,796)  (13,426)  (24,455)    1,839
NET ASSETS
  Beginning of Year              13,138    26,564   140,056   138,217
                                -------  --------  --------  --------
  End of Year                   $ 7,342  $ 13,138  $115,601  $140,056
                                =======  ========  ========  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                           TCW GALILEO                       TCW GALILEO SELECT
                                        OPPORTUNITY FUND                        EQUITIES FUND
                           -------------------------------------------  -----------------------------
                                                    YEAR ENDED                   YEAR ENDED
                           DECEMBER 1, 2001        NOVEMBER 30,                  OCTOBER 31,
                               THROUGH       -------------------------  -----------------------------
                           OCTOBER 31, 2002     2001          2000           2002           2001
                           ----------------  -----------  ------------  --------------  -------------
                                                  DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)        $  (134)           (247)     $   (185)     $   (8,345)     $  (5,057)
  Net Realized Gain
    (Loss) on Investments         (832)          3,609         8,031         (15,668)      (102,722)
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                 (4,022)          1,539         1,401        (318,854)      (333,389)
                               -------         -------      --------      ----------      ---------
  Increase (Decrease) in
    Net Assets Resulting
    from Operations             (4,988)          4,901         9,247        (342,867)      (441,168)
                               -------         -------      --------      ----------      ---------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from Net
    Realized Gain:
    I Class                       (560)           (273)(2)         --             --        (32,652)
    N Class                     (1,518)           (785)(3)         --             --         (8,412)
                               -------         -------      --------      ----------      ---------
  Total Distributions to
    Shareholders                (2,078)         (1,058)           --              --        (41,064)
                               -------         -------      --------      ----------      ---------
NET CAPITAL SHARE
  TRANSACTIONS
  I Class                        8,078             343(2)     (3,066)(2)      454,888       562,338
  N Class                       (1,303)         (2,054)(3)     (7,055)(3)      173,889      134,468
  K Class                           --              --            --              --             --(1)
                               -------         -------      --------      ----------      ---------
  Increase (Decrease) in
    Net Assets Resulting
    from Net Capital
    Share Transactions           6,775          (1,711)      (10,121)        628,777        696,806
                               -------         -------      --------      ----------      ---------
  Increase (Decrease) in
    Net Assets                    (291)          2,132          (874)        285,910        214,574
NET ASSETS
  Beginning of Year             34,992          32,860        33,734         979,275        764,701
                               -------         -------      --------      ----------      ---------
  End of Year                  $34,701         $34,992      $ 32,860      $1,265,185      $ 979,275
                               =======         =======      ========      ==========      =========

(1)  AMOUNT ROUNDS TO LESS THAN $1.
(2)  AMOUNT REPRESENTS I CLASS OF THE FORMER COWEN FUND. SEE NOTE 1.
(3) AMOUNT REPRESENTS THE TOTAL OF A AND B CLASSES OF THE FORMER COWEN FUND. SEE NOTE 1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                    TCW GALILEO        TCW GALILEO
                                     SMALL CAP          SMALL CAP
                                    GROWTH FUND        VALUE FUND
                                -------------------  ---------------
                                    YEAR ENDED         YEAR ENDED
                                    OCTOBER 31,        OCTOBER 31,
                                -------------------  ---------------
                                  2002      2001      2002     2001
                                --------  ---------  -------  ------
                                    DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)         $ (2,360) $  (2,180) $  (152) $  (20)
  Net Realized Gain (Loss) on
    Investments                  (83,472)   (76,045)    (926)      3
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                   16,268   (208,523)  (4,111)   (341)
                                --------  ---------  -------  ------
  (Decrease) in Net Assets
    Resulting from Operations    (69,564)  (286,748)  (5,189)   (358)
                                --------  ---------  -------  ------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Realized Gain:
    I Class                           --     (7,535)     (21)    (23)
    N Class                           --     (1,888)      --      --
                                --------  ---------  -------  ------
  Total Distributions to
    Shareholders                      --     (9,423)     (21)    (23)
                                --------  ---------  -------  ------
NET CAPITAL SHARE TRANSACTIONS
  I Class                        (31,674)    (3,152)  12,724   3,477
  N Class                          9,375     47,206       --(1)     --
                                --------  ---------  -------  ------
  Increase (Decrease) in Net
    Assets Resulting from Net
    Capital Share Transactions   (22,299)    44,054   12,724   3,477
                                --------  ---------  -------  ------
  Increase (Decrease) in Net
    Assets                       (91,863)  (252,117)   7,514   3,096
NET ASSETS
  Beginning of Year              215,881    467,998    4,174   1,078
                                --------  ---------  -------  ------
  End of Year                   $124,018  $ 215,881  $11,688  $4,174
                                ========  =========  =======  ======

(1)  AMOUNT ROUNDS TO LESS THAN $1.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                         TCW GALILEO               TCW GALILEO VALUE
                                       TECHNOLOGY FUND             OPPORTUNITIES FUND
                                -----------------------------  --------------------------
                                             NOVEMBER 1, 2000
                                              (COMMENCEMENT            YEAR ENDED
                                YEAR ENDED    OF OPERATIONS)          OCTOBER 31,
                                OCTOBER 31,      THROUGH       --------------------------
                                   2002      OCTOBER 31, 2001      2002          2001
                                -----------  ----------------  ------------  ------------
                                               DOLLAR AMOUNTS IN THOUSANDS
OPERATIONS
  Net Investment (Loss)            $ (16)         $  (11)        $ (2,512)     $   (184)
  Net Realized Gain (Loss) on
    Investments                     (590)           (483)         (32,415)        7,334
  Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments                      300            (376)        (110,697)        2,072
                                   -----          ------         --------      --------
  Increase (Decrease) in Net
    Assets Resulting from
    Operations                      (306)           (870)        (145,624)        9,222
                                   -----          ------         --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net
    Investment Income:
    I Class                           --              --               --          (247)
  Distributions from Net
    Realized Gain:
    I Class                           --              --           (4,337)       (4,940)
    N Class                           --              --           (1,058)           (1)
                                   -----          ------         --------      --------
  Total Distributions to
    Shareholders                      --              --           (5,395)       (5,188)
                                   -----          ------         --------      --------
NET CAPITAL SHARE TRANSACTIONS
  I Class                             --              --           40,311       281,730
  N Class                             84           1,769           63,602        59,879
                                   -----          ------         --------      --------
  Increase in Net Assets
    Resulting from Net Capital
    Share Transactions                84           1,769          103,913       341,609
                                   -----          ------         --------      --------
  Increase (Decrease) in Net
    Assets                          (222)            899          (47,106)      345,643
NET ASSETS
  Beginning of Year                  899              --          404,287        58,644
                                   -----          ------         --------      --------
  End of Year                      $ 677          $  899         $357,181      $404,287
                                   =====          ======         ========      ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 28 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Prior to August 6, 2002, TCW London International, Limited was a sub-advisor for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo Japanese Equities Fund, and the TCW Galileo Select International Equities Fund. Effective
August 6, 2002, the Advisor has retained Societe Generale Asset Management International Ltd. (regulated by the Financial Services Authority in the United Kingdom) to act as a sub-advisor to the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo Japanese Equities Fund, and the TCW Galileo Select International Equities Fund, and has retained SGY Asset Management (Singapore) Ltd. ("SGY") to act as sub-advisor to the TCW Galileo Asia Pacific Equities Fund. The Advisor and SGY are the second-tier subsidiaries of Societe Generale Asset Management, S.A. Each Fund has distinct investment objectives and policies. Investors Bank & Trust Company serves as the administrator of the Funds.

Effective August 6, 2001, the TCW Galileo Select Equities Fund established K Class shares which are not currently available to the general public.

On December 17, 2001, the TCW Galileo Diversified Value Fund, the TCW Galileo Income + Growth Fund, and the TCW Galileo Opportunity Fund acquired all the assets and liabilities of the SG Cowen Large Cap Value Fund, the SG Cowen Income + Growth Fund, and the SG Cowen Opportunity Fund (collectively "Cowen Funds"), respectively. The acquisition was accomplished by a tax-free exchange of the shares of the Cowen Funds for the shares of the respective Galileo fund based on the following exchange ratio:

                                       EXCHANGE RATIO
                                     -------------------
                                     CLASS  CLASS  CLASS
                                       A      B      I
                                     -----  -----  -----
SG Cowen Large Cap Value Fund        1.096  1.090  1.103
SG Cowen Income + Growth Fund        1.343  1.334  1.352
SG Cowen Opportunity Fund            1.676  1.546  1.734

All share classes for the SG Cowen Large Cap Value Fund and the SG Cowen Income + Growth Fund were exchanged into the N Class shares of the respective Galileo fund. For the SG Cowen Opportunity Fund, the A and B Class shares were exchanged into the N Class shares and the I Class shares were exchanged into the I Class shares of the TCW Galileo Opportunity Fund.

The net assets, the related number of shares issued and the unrealized appreciation at the date of acquisition are as follows (dollar amounts in thousands):

                                TCW GALILEO  TCW GALILEO    TCW GALILEO      TCW GALILEO
                                DIVERSIFIED   INCOME +      OPPORTUNITY      OPPORTUNITY
                                VALUE FUND   GROWTH FUND  FUND -- N CLASS  FUND -- I CLASS
                                -----------  -----------  ---------------  ---------------
Net Assets                       $  5,180    $   36,139     $   25,110        $  9,752
Number of Shares issued           517,805     3,613,719      2,510,670         975,181
Unrealized Appreciation              $299        $9,952         $2,610          $1,014

The acquisition also resulted in the change of fiscal year ending from November 30 to October 31 for the Cowen Funds.

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                                                                OCTOBER 31, 2002

Effective May 1, 2002, the TCW Galileo Small Cap Value Fund began offering N Class shares. In addition, effective May 1, 2002, the TCW Galileo Total Return Mortgage-Backed Securities Fund and the TCW Galileo Mortgage-Backed Securities Fund changed their names to the TCW Galileo Total Return Bond Fund and the TCW Galileo Short Term Bond Fund, respectively. There is no change in their investment objectives.

The Funds' financial statements are separated into three reports: 1) U.S. Equities Funds, 2) U.S. Fixed Income Funds, and 3) International Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

PRINCIPLES OF ACCOUNTING: The Funds use the accrual method of accounting for financial reporting purposes.

ADOPTION OF NEW ACCOUNTING PRINCIPLE: Effective November 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the effective yield method. Prior to November 1, 2001, the Funds did not amortize premiums. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following reclassifications of the components of net assets. At November 1, 2001, the following reclassification was made (amounts in thousands):

                                                NET UNREALIZED         UNDISTRIBUTED NET
                                          APPRECIATION/(DEPRECIATION)  INVESTMENT INCOME
                                          ---------------------------  -----------------
TCW Galileo Convertible Securities Fund               $4                      $(4)

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $22, increase unrealized appreciation (depreciation) by $12, and increase net realized gain by $10. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in policy.

SECURITY VALUATIONS: Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on securities purchased are amortized using the effective yield method. Realized gains and losses on investments are recorded on the basis of specific identification.

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U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

SECURITY LENDING: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see
Note 3).

OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no option contracts entered into during the year ended October 31, 2002.

DEFERRED ORGANIZATION COSTS:  Organizational costs incurred by the former
SG Cowen Large Cap Value Fund were amortized over the period during which it is expected that a benefit will be realized, not to exceed 5 years.

USE OF ESTIMATES: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

ALLOCATION OF OPERATING ACTIVITY: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to that class' operations (see Note 6). All other expenses are charged to each Fund as incurred on a specific identification basis.

NET ASSET VALUE: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Standard/Daylight Time.

DIVIDENDS AND DISTRIBUTIONS: The TCW Galileo Convertible Securities Fund, and the TCW Galileo Income + Growth Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other equity funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book
108

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                                                                OCTOBER 31, 2002
and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The TCW Galileo Income + Growth Fund reclassified (amount in thousands) $492 from undistributed net realized gains to paid in capital at October 31, 2002 as a result of permanent differences between book and tax.

RECLASSIFICATIONS: Certain reclassifications were made to the prior periods' Statements of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

NOTE 3 -- SECURITY LENDING

The Funds listed below loaned securities that were collateralized in cash which was invested in short-term investments as of October 31, 2002 (amounts in thousands):

                                      MARKET VALUE OF                       SECURITIES
                                     LOANED SECURITIES  COLLATERAL VALUE  LENDING INCOME*
                                     -----------------  ----------------  ---------------
TCW Galileo Aggressive Growth
  Equities Fund                           $17,472           $18,302            $ 28
TCW Galileo Convertible Securities
  Fund                                      7,817             8,026              11
TCW Galileo Earnings Momentum Fund            612               650               1
TCW Galileo Income + Growth Fund            4,335             4,803               2
TCW Galileo Large Cap Growth Fund             454               472               1
TCW Galileo Large Cap Value Fund            8,851             9,258               9
TCW Galileo Opportunity Fund                5,696             6,193               8
TCW Galileo Select Equities Fund           43,915            46,485              43
TCW Galileo Small Cap Growth Fund          27,827            29,445              88
TCW Galileo Small Cap Value Fund            1,363             1,468               3
TCW Galileo Value Opportunities
  Fund                                     61,230            63,730             106

  *  NET OF BROKER FEES.

Securities lending income is included in interest income in the Statements of Operations.

NOTE 4 -- FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

109
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TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- FEDERAL INCOME TAXES  (CONTINUED)

For the year ended October 31, 2002 the funds below realized on a tax basis the following net realized losses on security transactions (amounts in thousands):

                                                    NET REALIZED LOSS
                                                    -----------------
TCW Galileo Aggressive Growth Equities Fund             $(36,160)
TCW Galileo Convertible Securities Fund                   (8,584)
TCW Galileo Diversified Value Fund                          (185)
TCW Galileo Earnings Momentum Fund                          (460)
TCW Galileo Focused Large Cap Value Fund                     (90)
TCW Galileo Growth Insights Fund                          (1,051)
TCW Galileo Health Sciences Fund                            (102)
TCW Galileo Large Cap Growth Fund                           (596)
TCW Galileo Large Cap Value Fund                         (13,944)
TCW Galileo Opportunity Fund                              (1,009)
TCW Galileo Select Equities Fund                         (14,594)
TCW Galileo Small Cap Growth Fund                        (83,521)
TCW Galileo Small Cap Value Fund                            (308)
TCW Galileo Technology Fund                                 (539)
TCW Galileo Value Opportunities Fund                     (28,064)

At October 31, 2002, the components of distributable earnings (excluding unrealized depreciation disclosed below) on a tax basis were as follows (amounts in thousands):

                                     UNDISTRIBUTED  UNDISTRIBUTED      TOTAL
                                       ORDINARY       LONG-TERM    DISTRIBUTABLE
                                        INCOME          GAIN         EARNINGS
                                     -------------  -------------  -------------
TCW Galileo Convertible Securities
  Fund                                  $  364         $   --         $  364
TCW Galileo Diversified Value Fund          30             --             30
TCW Galileo Focused Large Cap Value
  Fund                                       1             --              1
TCW Galileo Income + Growth Fund            79          2,677          2,756
TCW Galileo Large Cap Value Fund           778             --            778

During the year ended October 31, 2002, the tax character of distributions paid was as follows (amounts in thousands):

                           TCW GALILEO  TCW GALILEO  TCW GALILEO                                          TCW GALILEO
                           CONVERTIBLE  DIVERSIFIED   INCOME +    TCW GALILEO  TCW GALILEO  TCW GALILEO      VALUE
                           SECURITIES      VALUE       GROWTH      LARGE CAP   OPPORTUNITY   SMALL CAP   OPPORTUNITIES
                              FUND         FUND         FUND      VALUE FUND      FUND      VALUE FUND       FUND
                           -----------  -----------  -----------  -----------  -----------  -----------  -------------
Distributions paid from:
  Ordinary Income            $ 2,173      $     5     $    335     $    979      $   725      $    21      $       --
  Long-Term Capital Gain          --           --        1,513           --        1,353           --           5,395
                             -------      -------     --------     --------      -------      -------      ----------
Total Distributions          $ 2,173      $     5     $  1,848     $    979      $ 2,078      $    21      $    5,395
                             =======      =======     ========     ========      =======      =======      ==========

110
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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

At October 31, 2002, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

                                 TCW GALILEO   TCW GALILEO               TCW GALILEO
                                 AGGRESSIVE    CONVERTIBLE  TCW GALILEO   EARNINGS
                                   GROWTH      SECURITIES   DIVERSIFIED   MOMENTUM
                                EQUITIES FUND     FUND      VALUE FUND      FUND
                                -------------  -----------  -----------  -----------
Unrealized Appreciation            $ 23,174     $  1,710      $   358    $      632
Unrealized (Depreciation)           (26,236)      (6,510)        (751)         (543)
                                   --------     --------      -------    ----------
Net Unrealized Appreciation
  (Depreciation)                   $ (3,062)    $ (4,800)     $  (393)   $       89
                                   ========     ========      =======    ==========
Cost of Investments for
  Federal Income Tax Purposes      $105,094     $ 59,052      $ 4,308    $    3,606
                                   ========     ========      =======    ==========

                                 TCW GALILEO   TCW GALILEO  TCW GALILEO  TCW GALILEO
                                   FOCUSED       GROWTH       HEALTH      INCOME +
                                  LARGE CAP     INSIGHTS     SCIENCES      GROWTH
                                    VALUE         FUND         FUND         FUND
                                -------------  -----------  -----------  -----------
Unrealized Appreciation            $     28     $     87      $    14    $    4,252
Unrealized (Depreciation)              (157)        (555)         (88)         (644)
                                   --------     --------      -------    ----------
Net Unrealized Appreciation
  (Depreciation)                   $   (129)    $   (468)     $   (74)   $    3,608
                                   ========     ========      =======    ==========
Cost of Investments for
  Federal Income Tax Purposes      $    941     $  2,445      $   305    $   27,719
                                   ========     ========      =======    ==========

                                 TCW GALILEO                             TCW GALILEO
                                  LARGE CAP    TCW GALILEO  TCW GALILEO    SELECT
                                   GROWTH       LARGE CAP   OPPORTUNITY   EQUITIES
                                    FUND       VALUE FUND      FUND         FUND
                                -------------  -----------  -----------  -----------
Unrealized Appreciation            $    657     $  5,809      $ 5,602    $   83,118
Unrealized (Depreciation)            (1,336)     (18,017)      (6,502)     (609,547)
                                   --------     --------      -------    ----------
Net Unrealized Depreciation        $   (679)    $(12,208)     $  (900)   $ (526,429)
                                   ========     ========      =======    ==========
Cost of Investments for
  Federal Income Tax Purposes      $  8,534     $137,514      $41,847    $1,837,887
                                   ========     ========      =======    ==========

                                 TCW GALILEO                              TCW GALILEO
                                  SMALL CAP    TCW GALILEO  TCW GALILEO      VALUE
                                   GROWTH       SMALL CAP   TECHNOLOGY   OPPORTUNITIES
                                    FUND       VALUE FUND      FUND          FUND
                                -------------  -----------  -----------  -------------
Unrealized Appreciation            $ 25,872     $    347      $    43      $   24,547
Unrealized (Depreciation)           (56,048)      (5,376)        (177)       (129,393)
                                   --------     --------      -------      ----------
Net Unrealized Depreciation        $(30,176)    $ (5,029)     $  (134)     $ (104,846)
                                   ========     ========      =======      ==========
Cost of Investments for
  Federal Income Tax Purposes      $182,862     $ 17,977      $   835      $  528,018
                                   ========     ========      =======      ==========

111
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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- FEDERAL INCOME TAXES  (CONTINUED)

At October 31, 2002, the following funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

                                       EXPIRING IN
                           ------------------------------------
                           2006   2007   2008   2009     2010
                           ----  ------  ----  -------  -------
TCW Galileo Aggressive
  Growth Equities Fund     $--   $   --  $ --  $43,859  $36,160
TCW Galileo Convertible
  Securities Fund           --       --    --   11,537    8,584
TCW Galileo Diversified
  Value Fund                --      145*  305*      --      185
TCW Galileo Earnings
  Momentum Fund             --       --    --    4,193      460
TCW Galileo Focused Large
  Cap Value Fund            --       --    --       39       90
TCW Galileo Growth
  Insights Fund             --       --    --      427    1,051
TCW Galileo Health
  Sciences Fund             --       --    --      100      102
TCW Galileo Large Cap
  Growth Fund               --       --    --    5,690      596
TCW Galileo Large Cap
  Value Fund                10    1,081   417    5,011   13,944
TCW Galileo Opportunity
  Fund                      --       --    --       --    1,009
TCW Galileo Select
  Equities Fund             --       --    --   96,926   14,594
TCW Galileo Small Cap
  Growth Fund               --       --    --   76,526   83,521
TCW Galileo Small Cap
  Value Fund                --       --    --       --      308
TCW Galileo Technology
  Fund                      --       --    --      461      539
TCW Galileo Value
  Opportunities Fund        --       --    --       --   28,064

  *  SUBJECT TO LIMITATION IMPOSED BY INTERNAL REVENUE CODE SECTION 382.

NOTE 5 -- FUND EXPENSES

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Galileo Aggressive Growth Equities Fund          1.00%
TCW Galileo Convertible Securities Fund              0.75%
TCW Galileo Diversified Value Fund                   0.75%
TCW Galileo Earnings Momentum Fund                   1.00%
TCW Galileo Focused Large Cap Value Fund             0.65%
TCW Galileo Growth Insights Fund                     0.90%
TCW Galileo Health Sciences Fund                     0.90%
TCW Galileo Income + Growth Fund                     0.75%
TCW Galileo Large Cap Growth Fund                    0.55%
TCW Galileo Large Cap Value Fund                     0.55%
TCW Galileo Opportunity Fund                         0.90%
TCW Galileo Select Equities Fund                     0.75%
TCW Galileo Small Cap Growth Fund                    1.00%
TCW Galileo Small Cap Value Fund                     1.00%
TCW Galileo Technology Fund                          1.00%
TCW Galileo Value Opportunities Fund                 0.80%

The ordinary operating expenses for the funds listed below (each share class) are limited to the average total expense ratio as reported by Lipper Analytical Services, Inc. for each fund's

112
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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002
respective investment objective, which is subject to change on a monthly basis. The average expense ratios reported by Lipper Analytical Services, Inc. as they relate to the investment objective of each Fund were:

TCW Galileo Aggressive Growth Equities Fund          1.71%
TCW Galileo Convertible Securities Fund              1.46%
TCW Galileo Earnings Momentum Fund                   1.70%
TCW Galileo Focused Large Cap Value Fund             1.39%
TCW Galileo Growth Insights Fund                     1.71%
TCW Galileo Health Sciences Fund                     1.82%
TCW Galileo Large Cap Growth Fund                    1.53%
TCW Galileo Large Cap Value Fund                     1.39%
TCW Galileo Select Equities Fund                     1.53%
TCW Galileo Small Cap Growth Fund                    1.68%
TCW Galileo Small Cap Value Fund                     1.48%
TCW Galileo Technology Fund                          2.02%
TCW Galileo Value Opportunities Fund                 1.56%

The ordinary operating expenses for the new funds are limited to the lesser of the trailing monthly expense ratio average for comparable funds as calculated by Lipper Analytical Services, Inc., or the net expense ratio for the thirty days ending on the closing date of the acquisition. These expense limitations are to be in effect until December 31, 2002. At October 31, 2002, the expense ratios were limited at:

TCW Galileo Diversified Value Fund
  N Class                                             0.70%
TCW Galileo Income + Growth Fund
  N Class                                             1.15%
TCW Galileo Opportunity Fund
  I Class                                             1.17%
  N Class                                             1.32%

Certain officers and/or directors of the Company are officers and/or directors of the Advisor.

Prior to the acquisition, the former SG Cowen Large Cap Value Fund's expenses, excluding management fee and distribution fees, were limited to 0.22% of the average daily net assets.

NOTE 6 -- DISTRIBUTION PLAN

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class and K Class shares of each fund. Under the terms of the plan, each fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class and K Class shares for distribution and related services.

The K Class shares are also subject to an administrative services fee. The Distributor receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each fund for procuring recordkeeping, subaccounting and other administrative services to investors of the fund. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- DISTRIBUTION PLAN (CONTINUED)

Prior to the acquisition, the former Cowen Funds paid to their distributor (Funds Distributor, Inc.) fees in connection with (1) the servicing of shareholder accounts in Class A and Class B shares, pursuant to the Rule 12b-1 under the 1940 Act, at the annual rate of 0.25% of average daily net assets attributable to each of class and (2) providing distribution related services in respect of Class B shares at an annual rate of 0.75% of the average daily net assets. For the year ended November 30, 2001, the following amounts were paid for such fees (amounts in thousands):

                                      SG COWEN     SG COWEN    SG COWEN
                                      INCOME +    LARGE CAP   OPPORTUNITY
                                     GROWTH FUND  VALUE FUND     FUND
                                     -----------  ----------  -----------
Class A                                  $89         $15          $53
Class B                                   15           1           47

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the period ended October 31, 2002, were as follows (amounts in thousands):

                                   TCW GALILEO       TCW GALILEO    TCW GALILEO   TCW GALILEO
                                AGGRESSIVE GROWTH    CONVERTIBLE    DIVERSIFIED    EARNINGS
                                  EQUITIES FUND    SECURITIES FUND  VALUE FUND   MOMENTUM FUND
                                -----------------  ---------------  -----------  -------------
Purchases at Cost                    $22,325          $ 62,634        $ 1,516      $  4,121
                                     =======          ========        =======      ========
Sales Proceeds                       $26,550          $155,174        $ 1,798      $  8,108
                                     =======          ========        =======      ========

                                                                    TCW GALILEO
                                   TCW GALILEO       TCW GALILEO      HEALTH      TCW GALILEO
                                  FOCUSED LARGE        GROWTH        SCIENCES      INCOME +
                                    CAP VALUE       INSIGHTS FUND      FUND       GROWTH FUND
                                -----------------  ---------------  -----------  -------------
Purchases at Cost                    $   698          $  5,478        $   258      $ 18,293
                                     =======          ========        =======      ========
Sales Proceeds                       $   668          $  5,841        $   248      $ 27,840
                                     =======          ========        =======      ========

                                   TCW GALILEO       TCW GALILEO    TCW GALILEO   TCW GALILEO
                                    LARGE CAP         LARGE CAP     OPPORTUNITY     SELECT
                                   GROWTH FUND       VALUE FUND        FUND      EQUITIES FUND
                                -----------------  ---------------  -----------  -------------
Purchases at Cost                    $ 3,272          $ 76,475        $22,143      $629,171
                                     =======          ========        =======      ========
Sales Proceeds                       $ 7,332          $ 87,493        $15,401      $ 41,035
                                     =======          ========        =======      ========

                                                                                  TCW GALILEO
                                   TCW GALILEO       TCW GALILEO    TCW GALILEO      VALUE
                                    SMALL CAP         SMALL CAP     TECHNOLOGY   OPPORTUNITIES
                                   GROWTH FUND       VALUE FUND        FUND          FUND
                                -----------------  ---------------  -----------  -------------
Purchases at Cost                    $54,868          $ 21,593        $   641      $622,570
                                     =======          ========        =======      ========
Sales Proceeds                       $74,008          $  9,268        $   569      $495,153
                                     =======          ========        =======      ========

There were no purchases or sales of U.S. Government Securities for the year ended October 31, 2002.

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
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                                                                OCTOBER 31, 2002

The former Cowen Funds had the following investment transactions (excluding short-term investments) for the year ended November 30, 2001 (amounts in thousands):

                                      SG COWEN    SG COWEN     SG COWEN
                                     LARGE CAP    INCOME +    OPPORTUNITY
                                     VALUE FUND  GROWTH FUND     FUND
                                     ----------  -----------  -----------
Purchases at Cost                      $1,981      $  371       $37,701
                                       ======      ======       =======
Sales Proceeds                         $3,317      $2,502       $42,835
                                       ======      ======       =======

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in each fund's shares were as follows:

TCW GALILEO AGGRESSIVE GROWTH           YEAR ENDED                    YEAR ENDED
EQUITIES FUND                        OCTOBER 31, 2002              OCTOBER 31, 2001
I CLASS                         ---------------------------  -----------------------------
                                                 AMOUNT                         AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                -----------  --------------  -------------  --------------
Shares Sold                       3,588,960    $  35,186       4,937,114      $  75,135
Shares Issued upon
  Reinvestment of Dividends              --           --         353,415          7,630
Shares Redeemed                  (4,890,281)     (46,372)     (5,303,529)       (74,334)
                                -----------    ---------      ----------      ---------
Net Increase (Decrease)          (1,301,321)   $ (11,186)        (13,000)     $   8,431
                                ===========    =========      ==========      =========

TCW GALILEO AGGRESSIVE GROWTH           YEAR ENDED                    YEAR ENDED
EQUITIES FUND                        OCTOBER 31, 2002              OCTOBER 31, 2001
N CLASS                         ---------------------------  -----------------------------
                                                 AMOUNT                         AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                -----------  --------------  -------------  --------------
Shares Sold                       7,940,400    $  73,041       3,060,362      $  47,664
Shares Issued upon
  Reinvestment of Dividends              --           --          79,930          1,717
Shares Redeemed                  (7,183,716)     (65,793)     (2,405,652)       (32,766)
                                -----------    ---------      ----------      ---------
Net Increase                        756,684    $   7,248         734,640      $  16,615
                                ===========    =========      ==========      =========

TCW GALILEO CONVERTIBLE SECURITIES          YEAR ENDED                    YEAR ENDED
FUND                                     OCTOBER 31, 2002              OCTOBER 31, 2001
I CLASS                             ---------------------------  -----------------------------
                                                     AMOUNT                         AMOUNT
                                      SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                    -----------  --------------  -------------  --------------
Shares Sold                           3,729,389    $  28,589       2,944,410      $  35,248
Shares Issued upon Reinvestment of
  Dividends                             242,375        1,933       1,004,834         11,483
Shares Redeemed                      (3,040,213)     (26,412)     (3,078,918)       (36,739)
                                    -----------    ---------      ----------      ---------
Net Increase                            931,551    $   4,110         870,326      $   9,992
                                    ===========    =========      ==========      =========

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--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO                     DECEMBER 1, 2001
DIVERSIFIED VALUE                    THROUGH                     YEAR ENDED                     YEAR ENDED
FUND                            OCTOBER 31, 2002            NOVEMBER 30, 2001 (1)          NOVEMBER 30, 2000 (1)
N CLASS                    ---------------------------  -----------------------------  -----------------------------
                                            AMOUNT                         AMOUNT                         AMOUNT
                             SHARES     (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)
                           -----------  --------------  -------------  --------------  -------------  --------------
Shares Sold                     26,464    $     274              387     $       4           17,975     $     165
Shares Issued upon
  Reinvestment of
  Dividends                         --           --            1,509            15            3,994            38
Shares Redeemed                (72,590)        (727)        (123,641)       (1,281)        (435,584)       (4,149)
                           -----------    ---------     ------------     ---------      -----------     ---------
Net (Decrease)                 (46,126)   $    (453)        (121,745)    ($  1,262)        (413,615)    ($  3,946)
                           ===========    =========     ============     =========      ===========     =========

(1)  REPRESENTS ACTIVITIES FOR A, B AND I CLASSES OF THE FORMER COWEN FUND.
(2)  ADJUSTED BASED ON THE EXCHANGE RATIO STATED IN NOTE 1.

TCW GALILEO EARNINGS MOMENTUM           YEAR ENDED                    YEAR ENDED
FUND                                 OCTOBER 31, 2002              OCTOBER 31, 2001
I CLASS                         ---------------------------  -----------------------------
                                                 AMOUNT                         AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                -----------  --------------  -------------  --------------
Shares Sold                         223,000    $   1,184         826,796      $   6,394
Shares Issued upon
  Reinvestment of Dividends              --           --         268,244          2,025
Shares Redeemed                    (868,828)      (5,321)       (155,696)        (1,556)
                                -----------    ---------      ----------      ---------
Net Increase (Decrease)            (645,828)   $  (4,137)        939,344      $   6,863
                                ===========    =========      ==========      =========

                                                                          MARCH 1, 2001
                                                                        (COMMENCEMENT OF
TCW GALILEO FOCUSED LARGE CAP VALUE          YEAR ENDED                OPERATIONS) THROUGH
FUND                                      OCTOBER 31, 2002              OCTOBER 31, 2001
N CLASS                              ---------------------------  -----------------------------
                                                      AMOUNT                         AMOUNT
                                       SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                     -----------  --------------  -------------  --------------
Shares Sold                                   --    $      --         104,499      $   1,045
                                     -----------    ---------      ----------      ---------
Net Increase                                  --    $      --         104,499      $   1,045
                                     ===========    =========      ==========      =========

                                                                       DECEMBER 1, 2000
TCW GALILEO GROWTH INSIGHTS FUND                                       (COMMENCEMENT OF
N CLASS                                     YEAR ENDED               OPERATIONS) THROUGH
                                         OCTOBER 31, 2002              OCTOBER 31, 2001
                                     ---------------------------  -----------------------------
                                                    AMOUNT                         AMOUNT
                                      SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                     -----------  --------------  -------------  --------------
Shares Sold                              279,399    $   1,835         473,777      $   4,411
Shares Redeemed                         (332,912)      (2,144)             --             --
                                     -----------    ---------      ----------      ---------
Net Increase (Decrease)                  (53,513)   $    (309)        473,777      $   4,411
                                     ===========    =========      ==========      =========

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
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                                                                OCTOBER 31, 2002

                                                                       DECEMBER 1, 2000
TCW GALILEO HEALTH SCIENCES FUND                                       (COMMENCEMENT OF
N CLASS                                     YEAR ENDED               OPERATIONS) THROUGH
                                         OCTOBER 31, 2002              OCTOBER 31, 2001
                                     ---------------------------  -----------------------------
                                                    AMOUNT                         AMOUNT
                                      SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                     -----------  --------------  -------------  --------------
Shares Sold                                   --    $      --          50,001      $     500
                                     -----------    ---------      ----------      ---------
Net Increase                                  --    $      --          50,001      $     500
                                     ===========    =========      ==========      =========

TCW GALILEO                     DECEMBER 1, 2001
INCOME + GROWTH                      THROUGH                     YEAR ENDED                     YEAR ENDED
FUND                            OCTOBER 31, 2002            NOVEMBER 30, 2001 (1)          NOVEMBER 30, 2000 (1)
N CLASS                    ---------------------------  -----------------------------  -----------------------------
                                            AMOUNT                         AMOUNT                         AMOUNT
                             SHARES     (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)
                           -----------  --------------  -------------  --------------  -------------  --------------
Shares Sold                    321,463    $   3,208          391,325     $   4,076          274,491     $   2,483
Shares Issued upon
  Reinvestment of
  Dividends                     25,258          246          146,779         1,510          293,537         2,246
Shares Redeemed               (833,148)      (8,479)        (645,932)       (6,651)      (1,822,459)      (14,972)
                           -----------    ---------     ------------     ---------     ------------     ---------
Net (Decrease)                (486,427)   ($  5,025)        (107,828)    ($  1,065)      (1,254,431)    ($ 10,243)
                           ===========    =========     ============     =========     ============     =========

(1)  REPRESENTS ACTIVITIES FOR A, B AND I CLASSES OF THE FORMER COWEN FUND.
(2)  ADJUSTED BASED ON THE EXCHANGE RATIO STATED IN NOTE 1.

TCW GALILEO LARGE CAP GROWTH FUND
I CLASS                                    YEAR ENDED                    YEAR ENDED
                                        OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                    AMOUNT                         AMOUNT
                                     SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                            214,691    $   1,843         931,076      $  11,358
Shares Issued upon Reinvestment
  of Dividends                              --           --         116,139          1,797
Shares Redeemed                       (645,171)      (5,750)     (1,014,678)       (11,645)
                                   -----------    ---------      ----------      ---------
Net Increase (Decrease)               (430,480)   $  (3,907)         32,537      $   1,510
                                   ===========    =========      ==========      =========

TCW GALILEO LARGE CAP GROWTH FUND
N CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                             15,922    $     119          11,097      $     114
Shares Issued upon Reinvestment
  of Dividends                              --           --           1,600             25
Shares Redeemed                        (14,391)        (118)         (1,432)           (18)
                                   -----------    ---------      ----------      ---------
Net Increase                             1,531    $       1          11,265      $     121
                                   ===========    =========      ==========      =========

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO LARGE CAP VALUE FUND
I CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                          2,038,736    $  23,621       5,434,510      $  69,532
Shares Issued upon Reinvestment
  of Dividends                          61,063          711          38,474            518
Shares Redeemed                     (3,041,720)     (34,834)     (2,491,003)       (31,427)
                                   -----------    ---------      ----------      ---------
Net Increase (Decrease)               (941,921)   $ (10,502)      2,981,981      $  38,623
                                   ===========    =========      ==========      =========

TCW GALILEO LARGE CAP VALUE FUND
N CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                            151,723    $   1,760          94,979      $   1,218
Shares Issued upon Reinvestment
  of Dividends                              --           --             540              7
Shares Redeemed                        (95,114)      (1,098)       (126,863)        (1,532)
                                   -----------    ---------      ----------      ---------
Net Increase (Decrease)                 56,609    $     662         (31,344)     $    (307)
                                   ===========    =========      ==========      =========

TCW GALILEO
OPPORTUNITY FUND                DECEMBER 1, 2001
I CLASS                              THROUGH                     YEAR ENDED                     YEAR ENDED
                                OCTOBER 31, 2002            NOVEMBER 30, 2001 (1)          NOVEMBER 30, 2000 (1)
                           ---------------------------  -----------------------------  -----------------------------
                                            AMOUNT                         AMOUNT                         AMOUNT
                             SHARES     (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)
                           -----------  --------------  -------------  --------------  -------------  --------------
Shares Sold                  1,136,392    $  11,796        1,369,182     $  14,066          225,245     $   2,014
Shares Issued upon
  Reinvestment of
  Dividends                         --           --           28,381           268               --            --
Shares Redeemed               (361,312)      (3,718)      (1,359,616)      (13,990)        (625,376)       (5,080)
                           -----------    ---------     ------------     ---------     ------------     ---------
Net Increase (Decrease)        775,080    $   8,078           37,947     $     344         (400,131)    $  (3,066)
                           ===========    =========     ============     =========     ============     =========

(1)  REPRESENTS ACTIVITIES FOR I CLASS OF THE FORMER COWEN FUND.
(2)  ADJUSTED BASED ON THE EXCHANGE RATE STATED IN NOTE 1.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

TCW GALILEO
OPPORTUNITY FUND                DECEMBER 1, 2001
N CLASS                              THROUGH                     YEAR ENDED                     YEAR ENDED
                                OCTOBER 31, 2002            NOVEMBER 30, 2001 (1)          NOVEMBER 30, 2000 (1)
                           ---------------------------  -----------------------------  -----------------------------
                                            AMOUNT                         AMOUNT                         AMOUNT
                             SHARES     (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)   SHARES (2)    (IN THOUSANDS)
                           -----------  --------------  -------------  --------------  -------------  --------------
Shares Sold                    338,287    $   3,618          121,461     $   1,231           64,471     $     537
Shares Issued upon
  Reinvestment of
  Dividends                         --           --           78,705           750               --            --
Shares Redeemed               (476,247)      (4,921)        (388,607)       (4,036)        (904,234)       (7,592)
                           -----------    ---------     ------------     ---------     ------------     ---------
Net (Decrease)                (137,960)   ($  1,303)        (188,441)    ($  2,055)        (839,763)    ($  7,055)
                           ===========    =========     ============     =========     ============     =========

(1)  REPRESENTS ACTIVITIES FOR A AND B CLASSES OF THE FORMER COWEN FUND.
(2)  ADJUSTED BASED ON THE EXCHANGE RATIO STATED IN NOTE 1.

TCW GALILEO SELECT EQUITIES FUND
I CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                  ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                  -----------  --------------  -------------  --------------
Shares Sold                        57,622,124    $ 841,143      38,904,560      $ 697,517
Shares Issued upon Reinvestment
  of Dividends                             --           --       1,336,426         29,498
Shares Redeemed                   (28,250,421)    (386,255)     (9,393,105)      (164,677)
                                  -----------    ---------      ----------      ---------
Net Increase                       29,371,703    $ 454,888      30,847,881      $ 562,338
                                  ===========    =========      ==========      =========

TCW GALILEO SELECT EQUITIES FUND
N CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                  ---------------------------  -----------------------------
                                                  AMOUNT                         AMOUNT
                                    SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                  -----------  --------------  -------------  --------------
Shares Sold                        25,380,697    $ 354,414      10,738,377      $ 193,810
Shares Issued upon Reinvestment
  of Dividends                             --           --         381,395          8,366
Shares Redeemed                   (14,470,936)    (180,525)     (3,871,542)       (67,708)
                                  -----------    ---------      ----------      ---------
Net Increase                       10,909,761    $ 173,889       7,248,230      $ 134,468
                                  ===========    =========      ==========      =========

                                                                      AUGUST 6, 2001
                                                                     (COMMENCEMENT OF
TCW GALILEO SELECT EQUITIES FUND                                       OFFERING OF
K CLASS                                   YEAR ENDED             K CLASS SHARES) THROUGH
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                  ---------------------------  -----------------------------
                                                  AMOUNT                         AMOUNT
                                    SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                  -----------  --------------  -------------  --------------
Shares Sold                                --    $      --               6      $      --(1)
                                  -----------    ---------      ----------      ---------
Net Increase                               --    $      --               6      $      --(1)
                                  ===========    =========      ==========      =========

(1)  AMOUNTS ROUND TO LESS THAN $1.

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
U.S. EQUITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)

TCW GALILEO SMALL CAP GROWTH FUND
I CLASS                                    YEAR ENDED                    YEAR ENDED
                                        OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                    AMOUNT                         AMOUNT
                                     SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                         10,712,394    $ 148,023       6,349,204      $ 140,232
Shares Issued upon Reinvestment
  of Dividends                              --           --         242,031          7,214
Shares Redeemed                    (13,139,842)    (179,697)     (7,146,558)      (150,598)
                                   -----------    ---------      ----------      ---------
Net (Decrease)                      (2,427,448)   $ (31,674)       (555,323)     $  (3,152)
                                   ===========    =========      ==========      =========

TCW GALILEO SMALL CAP GROWTH FUND
N CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                          8,801,409    $ 124,916       5,013,999      $ 102,478
Shares Issued upon Reinvestment
  of Dividends                              --           --          63,469          1,882
Shares Redeemed                     (8,363,137)    (115,541)     (2,782,800)       (57,154)
                                   -----------    ---------      ----------      ---------
    Net Increase                       438,272    $   9,375       2,294,668      $  47,206
                                   ===========    =========      ==========      =========

TCW GALILEO SMALL CAP VALUE FUND
I CLASS                                   YEAR ENDED                    YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                   ---------------------------  -----------------------------
                                                   AMOUNT                         AMOUNT
                                    SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                   -----------  --------------  -------------  --------------
Shares Sold                          1,972,162    $  23,037         301,605      $   3,725
Shares Issued upon Reinvestment
  of Dividends                           1,662           21           2,203             23
Shares Redeemed                       (967,876)     (10,334)        (22,190)          (271)
                                   -----------    ---------      ----------      ---------
Net Increase                         1,005,948    $  12,724         281,618      $   3,477
                                   ===========    =========      ==========      =========

TCW GALILEO SMALL CAP VALUE FUND
N CLASS                                   MAY 1, 2002
                                       (COMMENCEMENT OF
                                          OFFERING OF
                                    N CLASS SHARES) THROUGH
                                       OCTOBER 31, 2002
                                   ---------------------------
                                                   AMOUNT
                                    SHARES      (IN THOUSANDS)
                                   -----------  --------------
Shares Sold                                  7    $      --(2)
                                   -----------    ---------
Net Increase                                 7    $      --(2)
                                   ===========    =========

(2)  AMOUNTS ROUND TO LESS THAN $1.

                                                                          [ICON]
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2002

                                                                   NOVEMBER 1, 2000
TCW GALILEO TECHNOLOGY FUND                                        (COMMENCEMENT OF
N CLASS                                 YEAR ENDED                OPERATIONS) THROUGH
                                     OCTOBER 31, 2002              OCTOBER 31, 2001
                                ---------------------------  -----------------------------
                                                 AMOUNT                         AMOUNT
                                  SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                -----------  --------------  -------------  --------------
Shares Sold                         239,438    $     545       1,278,043      $  11,877
Shares Redeemed                    (176,094)        (461)     (1,020,292)       (10,108)
                                -----------    ---------      ----------      ---------
Net Increase                         63,344    $      84         257,751      $   1,769
                                ===========    =========      ==========      =========

TCW GALILEO VALUE OPPORTUNITIES FUND
I CLASS                                       YEAR ENDED                    YEAR ENDED
                                           OCTOBER 31, 2002              OCTOBER 31, 2001
                                      ---------------------------  -----------------------------
                                                       AMOUNT                         AMOUNT
                                        SHARES     (IN THOUSANDS)     SHARES      (IN THOUSANDS)
                                      -----------  --------------  -------------  --------------
Shares Sold                            32,689,977    $ 576,305      22,786,461      $ 360,428
Shares Issued upon Reinvestment of
  Dividends                               224,545        4,062         376,366          5,149
Shares Redeemed                       (33,725,910)    (540,056)     (5,281,464)       (83,847)
                                      -----------    ---------      ----------      ---------
Net Increase (Decrease)                  (811,388)   $  40,311      17,881,363      $ 281,730
                                      ===========    =========      ==========      =========

                                                                        NOVEMBER 1, 2000
                                                                        (COMMENCEMENT OF
TCW GALILEO VALUE OPPORTUNITIES FUND                                      OFFERING OF
N CLASS                                      YEAR ENDED             N CLASS SHARES) THROUGH
                                          OCTOBER 31, 2002              OCTOBER 31, 2001
                                      ---------------------------  -----------------------------
                                                     AMOUNT                         AMOUNT
                                       SHARES      (IN THOUSANDS)    SHARES       (IN THOUSANDS)
                                      -----------  --------------  -------------  --------------
Shares Sold                            13,214,952    $ 232,745       4,517,763      $  74,933
Shares Issued upon Reinvestment of
  Dividends                                57,870        1,044              46              1
Shares Redeemed                       (10,430,871)    (170,187)       (977,339)       (15,055)
                                      -----------    ---------      ----------      ---------
Net Increase                            2,841,951    $  63,602       3,540,470      $  59,879
                                      ===========    =========      ==========      =========

NOTE 9 -- RESTRICTED SECURITIES

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2002.

NOTE 10 -- SUBSEQUENT EVENT

Effective November 1, 2002, the TCW Galileo Aggressive Growth Fund, the TCW Galileo Large Cap Value Fund, the TCW Galileo Opportunity Fund, the TCW Galileo Select International Equities Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Small Cap Value Fund and the TCW Galileo Value Opportunities Fund began offering K Class shares. These shares are not currently available to the general public.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                            YEAR ENDED OCTOBER 31,
                             -----------------------------------------------------
                              2002       2001        2000        1999       1998
                             -------    -------    --------    --------    -------
Net Asset Value per
  Share, Beginning of
  Year                       $ 10.14    $ 28.11    $  22.29    $  11.35    $  9.40
                             -------    -------    --------    --------    -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss) (1)      (0.11)     (0.13)      (0.25)      (0.14)     (0.11)
Net Realized and
  Unrealized Gain (Loss)
  on Investments               (2.23)    (16.92)       8.80       12.68       2.06
                             -------    -------    --------    --------    -------
Total from Investment
  Operations                   (2.34)    (17.05)       8.55       12.54       1.95
                             -------    -------    --------    --------    -------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                   --      (0.92)      (2.73)      (1.60)        --
                             -------    -------    --------    --------    -------
Net Asset Value per
  Share, End of Year         $  7.80    $ 10.14    $  28.11    $  22.29    $ 11.35
                             =======    =======    ========    ========    =======
Total Return                  (23.08)%   (62.42)%     40.14%     121.34%     20.74%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)             $60,328    $91,698    $254,452    $168,193    $84,904
Ratio of Expenses to
  Average Net Assets            1.22%      1.18%       1.13%       1.14%      1.17%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                       (1.06)%    (0.83)%     (0.82)%     (0.79)%    (1.03)%
Portfolio Turnover Rate        20.92%     25.47%      44.85%      64.12%     55.36%

(1)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                                               MARCH 1, 1999
                                                                              (COMMENCEMENT OF
                                                                                OFFERING OF
                                           YEAR ENDED OCTOBER 31,             N CLASS SHARES)
                                    ------------------------------------          THROUGH
                                      2002          2001          2000        OCTOBER 31, 1999
                                    --------      --------      --------      ----------------
Net Asset Value per Share,
  Beginning of Period               $ 10.05       $ 28.01       $ 22.27            $16.07
                                    -------       -------       -------            ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net Investment (Loss) (4)           (0.14)        (0.18)        (0.35)            (0.12)
  Net Realized and Unrealized
    Gain (Loss) on Investments        (2.22)       (16.86)         8.82              6.32
                                    -------       -------       -------            ------
Total from Investment
  Operations                          (2.36)       (17.04)         8.47              6.20
                                    -------       -------       -------            ------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                          --         (0.92)        (2.73)               --
                                    -------       -------       -------            ------
Net Asset Value per Share, End
  of Period                         $  7.69       $ 10.05       $ 28.01            $22.27
                                    =======       =======       =======            ======
Total Return                         (23.41)%      (62.63)%       39.68%            38.58% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                        $23,443       $23,018       $43,578            $2,367
Ratio of Expenses to Average
  Net Assets                           1.62%         1.57%(3)      1.48%(3)          1.47% (2)(3)
Ratio of Net Investment (Loss)
  to Average Net Assets               (1.46)%       (1.22)%       (1.15)%           (0.92)% (2)
Portfolio Turnover Rate               20.92%        25.47%        44.85%            64.12% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 IN THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.57% (THE REIMBURSEMENT IS LESS THAN 0.01%) AND 1.53% FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000, RESPECTIVELY, AND 6.83% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                         YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------
                            2002 (2)      2001      2000      1999      1998
                           -----------  --------  --------  --------  --------
Net Asset Value per
  Share, Beginning of
  Year                       $  8.98    $ 15.17   $ 12.66   $ 10.53   $ 11.41
                             -------    -------   -------   -------   -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (3)       0.44       0.44      0.40      0.41      0.37
Net Realized and
  Unrealized Gain (Loss)
  on Investments               (1.96)     (4.31)     3.63      2.56     (0.08)
                             -------    -------   -------   -------   -------
Total from Investment
  Operations                   (1.52)     (3.87)     4.03      2.97      0.29
                             -------    -------   -------   -------   -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income            (0.43)     (0.48)    (0.45)    (0.34)    (0.42)
Distributions from Net
  Realized Gain                   --      (1.84)    (1.07)    (0.50)    (0.75)
                             -------    -------   -------   -------   -------
Total Distributions            (0.43)     (2.32)    (1.52)    (0.84)    (1.17)
                             -------    -------   -------   -------   -------
Net Asset Value per
  Share, End of Year         $  7.03    $  8.98   $ 15.17   $ 12.66   $ 10.53
                             =======    =======   =======   =======   =======
Total Return                  (17.54)%   (28.37)%   33.59%    29.68%     2.69%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)             $46,817    $51,388   $73,628   $49,830   $27,388
Ratio of Expenses to
  Average Net Assets            1.11%      1.04%     1.06%     1.03%     1.05%(1)
Ratio of Net Investment
  Income to Average Net
  Assets                        5.32%      4.05%     2.64%     3.53%     3.34%
Portfolio Turnover Rate       146.10%    169.18%   193.02%   150.91%   139.65%

(1) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND TO 1.05% OF NET ASSETS THROUGH DECEMBER 31, 1998. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.16% FOR THE YEAR ENDED OCTOBER 31, 1998.
(2) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $0.01, DECREASE NET REALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $0.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.37% TO 5.32%. PER SHARES AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.
(3)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO DIVERSIFIED VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                                                PERIOD FROM
                                                      YEAR ENDED              JANUARY 2, 1998
                           DECEMBER 1, 2001          NOVEMBER 30,            (COMMENCEMENT OF
                               THROUGH       ----------------------------   OPERATIONS) THROUGH
                           OCTOBER 31, 2002  2001 (6)  2000 (6)  1999 (6)  NOVEMBER 30, 1998 (6)
                           ----------------  --------  --------  --------  ---------------------
Net Asset Value per
  Share, Beginning of
  Period                        $10.16        $10.21    $ 9.31    $ 8.70          $  9.12
                                ------        ------    ------    ------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income             0.07(4)       0.02      0.06      0.09             0.08
Net Realized and
  Unrealized (Loss) on
  Investments                    (1.99)        (0.04)     0.89      0.61            (0.45)
                                ------        ------    ------    ------          -------
Total from Investment
  Operations                     (1.92)        (0.02)     0.95      0.70            (0.37)
                                ------        ------    ------    ------          -------
LESS DISTRIBUTION:
Distributions from Net
  Investment Income              (0.01)        (0.03)    (0.05)    (0.09)           (0.05)
                                ------        ------    ------    ------          -------
Net Asset Value per
  Share, End of Period          $ 8.23        $10.16    $10.21    $ 9.31          $  8.70
                                ======        ======    ======    ======          =======
Total Return                    (18.87)% (1)   (0.29)%   10.21%     8.14%           (4.08)% (5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)                $3,888        $5,098    $6,305    $8,343          $12,044
Ratio of Expenses to
  Average Net Assets              0.67% (2)(3)    1.22%    1.22%    1.22%            1.11% (5)
Ratio of Net Investment
  Income to Average Net
  Assets                          0.76% (2)     0.20%     0.51%     0.96%            0.85% (5)
Decrease Reflected on
  Above Ratios Due to
  Expense                           --          1.82%     1.66%     1.19%            0.66% (5)
Portfolio Turnover Rate          32.26% (1)       34%       83%       52%              67% (5)

(1) FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 3.21% FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(5)  NOT ANNUALIZED.
(6) REFLECTS THE A CLASS OF THE FORMER SG COWEN LARGE CAP VALUE FUND ADJUSTED FOR THE EXCHANGE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO EARNINGS MOMENTUM FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED OCTOBER 31,
                               -----------------------------------------------------------
                                2002         2001         2000         1999         1998
                               -------      -------      -------      -------      -------
Net Asset Value per
  Share, Beginning of
  Year                         $  5.63      $ 15.69      $ 15.12      $ 10.56      $ 13.87
                               -------      -------      -------      -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss) (2)        (0.08)       (0.06)       (0.19)       (0.16)       (0.14)
Net Realized and
  Unrealized Gain (Loss)
  on Investments                 (1.37)       (4.05)        4.11         5.26        (2.20)
                               -------      -------      -------      -------      -------
Total from Investment
  Operations                     (1.45)       (4.11)        3.92         5.10        (2.34)
                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                     --        (5.95)       (3.35)       (0.54)       (0.97)
                               -------      -------      -------      -------      -------
Net Asset Value per
  Share, End of Year           $  4.18      $  5.63      $ 15.69      $ 15.12      $ 10.56
                               =======      =======      =======      =======      =======
Total Return                    (25.76)%     (35.84)%      26.67%       50.23%      (17.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)               $ 3,000      $ 7,670      $ 6,651      $21,838      $32,299
Ratio of Expenses to
  Average Net Assets              1.62%(1)     1.61%(1)     1.52%(1)     1.46%        1.27%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                         (1.44)%      (0.88)%      (1.08)%      (1.30)%      (1.10)%
Portfolio Turnover Rate         117.02%      102.89%      152.72%      118.87%       51.25%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES AS DISCLOSED IN NOTE 5 OF THE NOTES TO FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 4.04%, 2.74% AND 1.54% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001 AND 2000,
     RESPECTIVELY.
(2)  CALCULATED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FOCUSED LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                            MARCH 1, 2001
                                                            (COMMENCEMENT
                                            YEAR ENDED      OF OPERATIONS)
                                            OCTOBER 31,        THROUGH
                                               2002        OCTOBER 31, 2001
                                            -----------    ----------------
Net Asset Value per Share, Beginning of
Period                                        $  8.80           $ 10.00
                                              -------           -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (Loss) (4)                 0.01             (0.03)
Net Realized and Unrealized (Loss) on
  Investments                                   (1.31)            (1.17)
                                              -------           -------
Total from Investment Operations                (1.30)            (1.20)
                                              -------           -------
Net Asset Value per Share, End of Period      $  7.50           $  8.80
                                              =======           =======
Total Return                                   (14.77)%          (12.00)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)      $   784           $   919
Ratio of Expenses to Average Net Assets          1.38%(3)          1.49% (2)(3)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                             0.06%            (0.44)% (2)
Portfolio Turnover Rate                         71.03%            83.29% (1)

(1) FOR THE PERIOD MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSE OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 6.93% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 10.29% FOR THE PERIOD MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO GROWTH INSIGHTS FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                           DECEMBER 1, 2000
                                                            (COMMENCEMENT
                                            YEAR ENDED      OF OPERATIONS)
                                            OCTOBER 31,        THROUGH
                                               2002        OCTOBER 31, 2001
                                            -----------    ----------------
Net Asset Value per Share, Beginning of
  Period                                      $  6.36          $ 10.00
                                              -------          -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss) (4)                       (0.09)           (0.10)
Net Realized and Unrealized (Loss) on
  Investments                                   (1.62)           (3.54)
                                              -------          -------
Total from Investment Operations                (1.71)           (3.64)
                                              -------          -------
Net Asset Value per Share, End of Period      $  4.65          $  6.36
                                              =======          =======
Total Return                                   (26.89)%         (36.40)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)      $ 1,953          $ 3,015
Ratio of Expenses to Average Net Assets          1.66%(3)         1.60% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                            (1.39)%          (1.32)% (2)
Portfolio Turnover Rate                        167.56%          138.34% (1)

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 2.83% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 4.63% FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING FOR THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO HEALTH SCIENCES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                           DECEMBER 1, 2000
                                                            (COMMENCEMENT
                                            YEAR ENDED      OF OPERATIONS)
                                            OCTOBER 31,        THROUGH
                                               2002        OCTOBER 31, 2001
                                            -----------    ----------------
Net Asset Value per Share, Beginning of
Period                                        $  7.01          $ 10.00
                                              -------          -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss) (4)                       (0.08)           (0.10)
Net Realized and Unrealized (Loss) on
  Investments                                   (2.61)           (2.89)
                                              -------          -------
Total from Investment Operations                (2.69)           (2.99)
                                              -------          -------
Net Asset Value per Share, End of Period      $  4.32          $  7.01
                                              =======          =======
Total Return                                   (38.37)%         (29.90)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)      $   216          $   350
Ratio of Expenses to Average Net Assets          1.82%(3)         1.73% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                            (1.52)%          (1.38)% (2)
Portfolio Turnover Rate                         83.69%           91.66% (1)

(1) FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 30, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENT. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 21.39% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 23.27% FOR THE PERIOD DECEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO INCOME + GROWTH FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                           DECEMBER 1, 2001                      YEAR ENDED NOVEMBER 30,
                               THROUGH       ---------------------------------------------------------------
                           OCTOBER 31, 2002   2001 (5)     2000 (5)     1999 (5)     1998 (5)     1997 (5)
                           ----------------  -----------  -----------  -----------  -----------  -----------
Net Asset Value per
  Share, Beginning of
  Period                       $ 10.63         $ 10.40      $  8.35      $  9.19      $ 10.83      $ 10.72
                               -------         -------      -------      -------      -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income             0.11(4)         0.10         0.13         0.19         0.22         0.27
Net Realized and
  Unrealized (Loss) on
  Investments                    (1.27)           0.58         2.44        (0.28)        0.14         1.47
                               -------         -------      -------      -------      -------      -------
Total from Investment
  Operations                     (1.16)           0.68         2.57        (0.09)        0.36         1.74
                               -------         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income              (0.11)          (0.12)       (0.15)       (0.20)       (0.22)       (0.27)
Distributions from Net
  realized Gain                  (0.44)          (0.33)       (0.37)       (0.55)       (1.78)       (1.36)
                               -------         -------      -------      -------      -------      -------
Total Distributions              (0.55)          (0.45)       (0.52)       (0.75)       (2.00)       (1.63)
                               -------         -------      -------      -------      -------      -------
Net Asset Value per
  Share, End of Period         $  8.92         $ 10.63      $ 10.40      $  8.35      $  9.19      $ 10.83
                               =======         =======      =======      =======      =======      =======
Total Return                    (11.48)% (1)      6.72%       33.04%        3.98%       (1.12)%      19.21%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)               $26,718         $34,578      $34,657      $34,116      $44,643      $55,383
Ratio of Expenses to
  Average Net Assets              1.15% (2)(3)      1.43%      1.36%        1.33%        1.20%        1.21%
Ratio of Net Investment
  Income to Average Net
  Assets                          1.18% (2)       0.98%        1.45%        2.18%        2.22%        2.65%
Decrease Reflected on
  Above Ratios Due to
  Expense
  reimbursement/Waiver              --              --           --           --         0.05%        0.14%
Portfolio Turnover Rate          60.23% (1)          1%          73%          71%          62%          75%

(1) FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.53% FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(5) REFLECTS THE A CLASS OF THE FORMER SG COWEN INCOME + GROWTH FUND ADJUSTED FOR THE EXCHANGE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                                                                         JUNE 3, 1998
                                                                                        (COMMENCEMENT
                                             YEAR ENDED OCTOBER 31,                     OF OPERATIONS)
                               --------------------------------------------------          THROUGH
                                 2002          2001          2000          1999        OCTOBER 31, 1998
                               --------      --------      --------      --------      ----------------
Net Asset Value per
  Share, Beginning of
  Period                       $  8.63       $ 17.97       $ 16.58       $ 11.18            $10.00
                               -------       -------       -------       -------            ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss) (4)        (0.04)        (0.09)        (0.09)        (0.09)               --
Net Realized and
  Unrealized Gain (Loss)
  on Investments                 (1.88)        (7.85)         2.42          6.00              1.18
                               -------       -------       -------       -------            ------
Total from Investment
  Operations                     (1.92)        (7.94)         2.33          5.91              1.18
                               -------       -------       -------       -------            ------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                     --         (1.40)        (0.94)        (0.51)               --
                               -------       -------       -------       -------            ------
Net Asset Value per
  Share, End of Period         $  6.71       $  8.63       $ 17.97       $ 16.58            $11.18
                               =======       =======       =======       =======            ======
Total Return                    (22.25)%      (47.53)%       13.97%        54.59%            11.80% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)               $ 7,138       $12,889       $26,247       $23,164            $7,800
Ratio of Expenses to
  Average Net Assets              1.49%(3)      1.45%(3)      1.04%         1.30%             0.91% (2)(3)
Ratio of Net Investment
  (Loss) to Average Net
  Assets                         (0.52)%       (0.84)%       (0.46)%       (0.64)%           (0.07)% (2)
Portfolio Turnover Rate          33.31%       134.42%       113.62%        78.02%            50.76% (1)

(1) FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.79% AND 1.51% FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001, RESPECTIVELY, AND 2.53% FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                                    MARCH 1, 1999
                                                                   (COMMENCEMENT OF
                                                                     OFFERING OF
                                     YEAR ENDED OCTOBER 31,        N CLASS SHARES)
                                  -----------------------------        THROUGH
                                   2002       2001       2000      OCTOBER 31, 1999
                                  -------    -------    -------    ----------------
Net Asset Value per Share,
Beginning of Period               $  8.60    $ 17.91    $ 16.60         $13.70
                                  -------    -------    -------         ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss) (4)           (0.04)     (0.09)     (0.17)         (0.08)
Net Realized and Unrealized
  Gain (Loss) on Investments        (1.87)     (7.82)      2.42           2.98
                                  -------    -------    -------         ------
Total from Investment
  Operations                        (1.91)     (7.91)      2.25           2.90
                                  -------    -------    -------         ------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                        --      (1.40)     (0.94)            --
                                  -------    -------    -------         ------
Net Asset Value per Share, End
  of Period                       $  6.69    $  8.60    $ 17.91         $16.60
                                  =======    =======    =======         ======
Total Return                       (22.21)%   (47.55)%    13.58%         21.17% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                      $   204    $   249    $   317         $   86
Ratio of Expenses to Average
  Net Assets (3)                     1.49%      1.45%      1.40%          1.46% (2)
Ratio of Net Investment (Loss)
  to Average Net Assets             (0.48)%    (0.82)%    (0.86)%        (0.74)% (2)
Portfolio Turnover Rate             33.31%    134.42%    113.62%         78.02% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 20.77%, 14.46% AND 13.96% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001 AND 2000, RESPECTIVELY, AND 392.27% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                                                              JUNE 3, 1998
                                                                             (COMMENCEMENT
                                       YEAR ENDED OCTOBER 31,                OF OPERATIONS)
                             -------------------------------------------        THROUGH
                               2002        2001        2000       1999      OCTOBER 31, 1998
                             --------    --------    --------    -------    ----------------
Net Asset Value per
  Share, Beginning of
  Period                     $  10.99    $  14.12    $  11.82    $ 10.12         $10.00
                             --------    --------    --------    -------         ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income (4)        0.09        0.08        0.10       0.09           0.04
Net Realized and
  Unrealized Gain (Loss)
  on Investments                (1.25)      (3.12)       2.31       1.66           0.08
                             --------    --------    --------    -------         ------
Total from Investment
  Operations                    (1.16)      (3.04)       2.41       1.75           0.12
                             --------    --------    --------    -------         ------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income             (0.08)      (0.09)      (0.11)     (0.05)            --
                             --------    --------    --------    -------         ------
Net Asset Value per
  Share, End of Period       $   9.75    $  10.99    $  14.12    $ 11.82         $10.12
                             ========    ========    ========    =======         ======
Total Return                   (10.68)%    (21.62)%     20.46%     17.30%          1.20% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)             $112,716    $137,425    $134,388    $66,234         $7,505
Ratio of Expenses to
  Average Net Assets             0.72%       0.72%       0.79%      0.85%          0.55% (2)(3)
Ratio of Net Investment
  Income to Average Net
  Assets                         0.80%       0.67%       0.75%      0.79%          1.04% (2)
Portfolio Turnover Rate         57.35%      82.83%     108.54%    142.36%         83.84% (1)

(1) FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.48% FOR THE PERIOD JUNE 3, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                                               MARCH 1, 1999
                                                                              (COMMENCEMENT OF
                                                                                OFFERING OF
                                           YEAR ENDED OCTOBER 31,             N CLASS SHARES)
                                    ------------------------------------          THROUGH
                                      2002          2001          2000        OCTOBER 31, 1999
                                    --------      --------      --------      ----------------
Net Asset Value per Share,
  Beginning of Period               $ 10.95       $ 14.10       $ 11.79           $ 11.07
                                    -------       -------       -------           -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment Income (5)              0.01            --(4)       0.02              0.06
Net Realized and Unrealized
  Gain (Loss) on Investments          (1.24)        (3.12)         2.34              0.66
                                    -------       -------       -------           -------
Total from Investment
  Operations                          (1.23)        (3.12)         2.36              0.72
                                    -------       -------       -------           -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                      --         (0.03)        (0.05)               --
                                    -------       -------       -------           -------
Net Asset Value per Share, End
  of Period                         $  9.72       $ 10.95       $ 14.10           $ 11.79
                                    =======       =======       =======           =======
Total Return                         (11.23)%      (22.19)%       20.04%             6.51% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                        $ 2,885       $ 2,631       $ 3,829           $    58
Ratio of Expenses to Average
  Net Assets                           1.38%(3)      1.40%(3)      1.28%(3)          1.46% (2)(3)
Ratio of Net Investment Income
  (Loss) to Average Net Assets         0.13%        (0.01)%        0.13%             0.71% (2)
Portfolio Turnover Rate               57.35%        82.83%       108.54%           142.36% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.32%, 1.90% AND 5.05% FOR THE YEARS ENDED OCTOBER 31, 2002, 2001 AND 2000, RESPECTIVELY, AND 163.61% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.
(4)  NET INVESTMENT INCOME ROUNDS TO LESS THAN $0.01.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO OPPORTUNITY FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                            DECEMBER 1, 2001                        YEAR ENDED NOVEMBER 30,
                                 THROUGH        ---------------------------------------------------------------
                            OCTOBER 31, 2002     2001 (5)     2000 (5)     1999 (5)     1998 (5)     1997 (5)
                           -------------------  -----------  -----------  -----------  -----------  -----------
Net Asset Value per
  Share, Beginning of
  Period                         $ 10.41          $  9.30      $ 7.03       $ 5.91       $  9.63      $  9.67
                                 -------          -------      ------       ------       -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss)              (0.03) (4)       (0.03)      (0.02)       (0.02)        (0.02)       (0.02)
Net Realized and
  Unrealized (Loss) on
  Investments                      (1.07)            1.43        2.29         1.14         (2.00)        1.17
                                 -------          -------      ------       ------       -------      -------
Total from Investment
  Operations                       (1.10)            1.40        2.27         1.12         (2.02)        1.15
                                 -------          -------      ------       ------       -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                    (0.61)           (0.29)         --           --         (1.70)       (1.19)
                                 -------          -------      ------       ------       -------      -------
Net Asset Value per
  Share, End of Period           $  8.70          $ 10.41      $ 9.30       $ 7.03       $  5.91      $  9.63
                                 =======          =======      ======       ======       =======      =======
Total Return                      (11.36)% (1)      15.38%      32.32%       19.04%       (24.71)%      13.82%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)                 $15,150          $10,055      $8,631       $9,339       $19,951      $52,944
Ratio of Expenses to
  Average Net Assets                1.15% (2)(3)      1.27%      1.30%        1.27%         1.14%        1.02%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                           (0.27)% (2)      (0.35)%     (0.21)%      (0.35)%       (0.34)%      (0.19)%
Decrease Reflected on
  Above Ratios Due to
  Expense
  Reimbursement/Waivers               --               --          --           --          0.01%        0.06%
Portfolio Turnover Rate            41.83% (1)         111%        164%         150%          124%         159%

(1) FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.31% FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(5) REFLECTS THE I CLASS OF THE FORMER SG COWEN OPPORTUNITY FUND ADJUSTED FOR THE EXCHANGE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO OPPORTUNITY FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                           DECEMBER 1, 2001                      YEAR ENDED NOVEMBER 30,
                               THROUGH       ---------------------------------------------------------------
                           OCTOBER 31, 2002   2001 (5)     2000 (5)     1999 (5)     1998 (5)     1997 (5)
                           ----------------  -----------  -----------  -----------  -----------  -----------
Net Asset Value per
  Share, Beginning of
  Period                       $ 10.43         $  9.38      $  7.11      $  6.00      $  9.83      $  9.91
                               -------         -------      -------      -------      -------      -------
(LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss)            (0.04) (4)      (0.08)       (0.05)       (0.04)       (0.05)       (0.05)
Net Realized and
  Unrealized (Loss) on
  Investments                    (1.09)           1.43         2.32         1.15        (2.03)        1.20
                               -------         -------      -------      -------      -------      -------
Total from Investment
  Operations                     (1.13)           1.35         2.27         1.11        (2.08)        1.15
                               -------         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                  (0.61)          (0.30)          --           --        (1.75)       (1.23)
                               -------         -------      -------      -------      -------      -------
Net Asset Value per
  Share, End of Period         $  8.69         $ 10.43      $  9.38      $  7.11      $  6.00      $  9.83
                               =======         =======      =======      =======      =======      =======
Total Return                    (11.46)% (1)     14.75%       31.88%       18.61%      (24.89)%      13.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)               $19,551         $20,428      $19,700      $19,787      $27,978      $54,809
Ratio of Expenses to
  Average Net Assets              1.31% (2)(3)      1.59%      1.61%        1.59%        1.46%        1.38%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                         (0.43)% (2)     (0.68)%      (0.52)%      (0.67)%      (0.67)%      (0.53)%
Decrease Reflected on
  Above Ratios Due to
  Expense
  Reimbursement/Waivers             --              --           --           --         0.01%        0.06%
Portfolio Turnover Rate          41.83% (1)        111%         164%         150%         124%         159%

(1) FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.78% FOR THE PERIOD DECEMBER 1, 2001 THROUGH OCTOBER 31, 2002.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(5) REFLECTS THE A CLASS OF THE FORMER SG COWEN OPPORTUNITY FUND ADJUSTED FOR THE EXCHANGE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SELECT EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                                      YEAR ENDED OCTOBER 31,
                               ---------------------------------------------------------------------
                                 2002           2001           2000           1999           1998
                               ---------      ---------      ---------      ---------      ---------
Net Asset Value per
  Share, Beginning of
  Year                         $  14.45       $  25.68       $  20.69       $  16.89       $  19.29
                               --------       --------       --------       --------       --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss) (2)         (0.08)         (0.09)         (0.08)         (0.07)         (0.02)
Net Realized and
  Unrealized Gain (Loss)
  on Investments                  (2.64)         (9.82)          5.99           6.32           3.38
                               --------       --------       --------       --------       --------
Total from Investment
  Operations                      (2.72)         (9.91)          5.91           6.25           3.36
                               --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                      --          (1.32)         (0.92)         (2.45)         (5.76)
                               --------       --------       --------       --------       --------
Net Asset Value per
  Share, End of Year           $  11.73       $  14.45       $  25.68       $  20.69       $  16.89
                               ========       ========       ========       ========       ========
Total Return                     (18.82)%       (40.36)%        29.38%         42.12%         23.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)               $983,646       $787,637       $607,897       $288,546       $184,865
Ratio of Expenses to
  Average Net Assets               0.86%          0.87%          0.85%(1)       0.88%          0.86%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                          (0.56)%        (0.52)%        (0.31)%        (0.39)%        (0.14)%
Portfolio Turnover Rate            3.31%         12.25%         52.37%         48.29%        103.51%

(1) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 0.86% FOR THE YEAR ENDED OCTOBER 31, 2000.
(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SELECT EQUITIES FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                                                  MARCH 1, 1999
                                                                                 (COMMENCEMENT OF
                                                                                   OFFERING OF
                                            YEAR ENDED OCTOBER 31,               N CLASS SHARES)
                                    ---------------------------------------          THROUGH
                                      2002           2001           2000         OCTOBER 31, 1999
                                    ---------      ---------      ---------      ----------------
Net Asset Value per Share,
  Beginning of Period               $  14.32       $  25.56       $  20.67           $ 17.62
                                    --------       --------       --------           -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss) (4)              (0.12)         (0.15)         (0.16)            (0.07)
Net Realized and Unrealized
  Gain (Loss) on Investments           (2.61)         (9.77)          5.97              3.12
                                    --------       --------       --------           -------
Total from Investment
  Operations                           (2.73)         (9.92)          5.81              3.05
                                    --------       --------       --------           -------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                           --          (1.32)         (0.92)               --
                                    --------       --------       --------           -------
Net Asset Value per Share, End
  of Period                         $  11.59       $  14.32       $  25.56           $ 20.67
                                    ========       ========       ========           =======
Total Return                          (19.06)%       (40.58)%        28.92%            17.31% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                        $281,539       $191,638       $156,804           $19,111
Ratio of Expenses to Average
  Net Assets                            1.18%          1.20%          1.17%             1.46% (2)(3)
Ratio of Net Investment (Loss)
  to Average Net Assets                (0.88)%        (0.84)%        (0.64)%           (0.53)% (2)
Portfolio Turnover Rate                 3.31%         12.25%         52.37%            48.29% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 2.66% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SELECT EQUITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
K CLASS
FINANCIAL HIGHLIGHTS

                                                            AUGUST 6, 2001
                                                           (COMMENCEMENT OF
                                                             OFFERING OF
                                            YEAR ENDED     K CLASS SHARES)
                                            OCTOBER 31,        THROUGH
                                               2002        OCTOBER 31, 2001
                                            -----------    ----------------
Net Asset Value per Share, Beginning of
  Period                                      $ 14.45          $ 17.36
                                              -------          -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss) (5)                       (0.07)           (0.02)
Net Realized and Unrealized (Loss) on
  Investments                                   (2.65)           (2.89)
                                              -------          -------
Total from Investment Operations                (2.72)           (2.91)
                                              -------          -------
Net Asset Value per Share, End of Period      $ 11.73          $ 14.45
                                              =======          =======
Total Return                                   (18.82)%         (16.76)% (2)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)      $    --(3)       $    --(3)
Ratio of Expenses to Average Net Assets          1.53%(4)         1.46% (1)(4)
Ratio of Net Investment Income to
  Average Net Assets                            (0.47)%          (0.45)% (1)
Portfolio Turnover Rate                          3.31%           12.25% (2)

(1)  ANNUALIZED.
(2) FOR THE PERIOD AUGUST 6, 2001 (COMMENCEMENT OF OFFERING OF K CLASS SHARES) THROUGH OCTOBER 31, 2001 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(3)  AMOUNTS ROUND TO LESS THAN $1 (IN THOUSANDS).
(4) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 9,126.31% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 8,797.65% FOR THE PERIOD AUGUST 6, 2001 (COMMENCEMENT OF OFFERING OF K CLASS SHARES) THROUGH OCTOBER 31, 2001.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED OCTOBER 31,
                             -------------------------------------------------------
                              2002        2001        2000        1999        1998
                             -------    --------    --------    --------    --------
Net Asset Value per
  Share, Beginning of
  Year                       $ 15.28    $  37.71    $  30.81    $  16.48    $  18.74
                             -------    --------    --------    --------    --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment (Loss) (1)      (0.16)      (0.15)      (0.32)      (0.22)      (0.18)
Net Realized and
  Unrealized Gain (Loss)
  on Investments               (4.89)     (21.54)       9.29       14.82       (0.90)
                             -------    --------    --------    --------    --------
Total from Investment
  Operations                   (5.05)     (21.69)       8.97       14.60       (1.08)
                             -------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                   --       (0.74)      (2.07)      (0.27)      (1.18)
                             -------    --------    --------    --------    --------
Net Asset Value per
  Share, End of Year         $ 10.23    $  15.28    $  37.71    $  30.81    $  16.48
                             =======    ========    ========    ========    ========
Total Return                  (33.05)%    (58.44)%     28.91%      89.63%      (5.98)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year
  (in thousands)             $71,362    $143,672    $375,377    $240,792    $116,050
Ratio of Expenses to
  Average Net Assets            1.19%       1.14%       1.12%       1.14%       1.13%
Ratio of Net Investment
  (Loss) to Average Net
  Assets                       (1.09)%     (0.64)%     (0.74)%     (0.94)%     (0.95)%
Portfolio Turnover Rate        29.01%      29.24%      50.94%      74.52%      63.67%

(1)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP GROWTH FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                                               MARCH 1, 1999
                                                                              (COMMENCEMENT OF
                                                                                OFFERING OF
                                           YEAR ENDED OCTOBER 31,             N CLASS SHARES)
                                    ------------------------------------          THROUGH
                                      2002          2001          2000        OCTOBER 31, 1999
                                    --------      --------      --------      ----------------
Net Asset Value per Share,
  Beginning of Period               $ 15.16       $ 37.54       $ 30.74            $20.62
                                    -------       -------       -------            ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss) (4)             (0.19)        (0.21)        (0.43)            (0.20)
Net Realized and Unrealized
  Gain (Loss) on Investments          (4.84)       (21.43)         9.30             10.32
                                    -------       -------       -------            ------
Total from Investment
  Operations                          (5.03)       (21.64)         8.87             10.12
                                    -------       -------       -------            ------
LESS DISTRIBUTIONS:
Distributions from Net
  Realized Gain                          --         (0.74)        (2.07)               --
                                    -------       -------       -------            ------
Net Asset Value per Share, End
  of Period                         $ 10.13       $ 15.16       $ 37.54            $30.74
                                    =======       =======       =======            ======
Total Return                         (33.22)%      (58.54)%       28.56%            49.08% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                        $52,656       $72,209       $92,621            $  671
Ratio of Expenses to Average
  Net Assets                           1.47%         1.44%         1.42%(3)          1.53% (2)(3)
Ratio of Net Investment (Loss)
  to Average Net Assets               (1.37)%       (0.95)%       (1.02)%           (1.15)% (2)
Portfolio Turnover Rate               29.01%        29.24%        50.94%            74.52% (1)

(1) FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.44% FOR THE YEAR ENDED OCTOBER 31, 2000 AND 35.14% FOR THE PERIOD MARCH 1, 1999 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 1999.
(4)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

I CLASS
FINANCIAL HIGHLIGHTS

                                                                     JUNE 14, 2000
                                              YEAR ENDED             (COMMENCEMENT
                                              OCTOBER 31,            OF OPERATIONS)
                                         ---------------------          THROUGH
                                           2002         2001        OCTOBER 31, 2000
                                         --------      -------      ----------------
Net Asset Value per Share,
  Beginning of Period                    $ 10.99       $10.97            $10.00
                                         -------       ------            ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss) (5)                  (0.13)       (0.10)               --
Net Realized and Unrealized Gain
  (Loss) on Investments                    (2.40)        0.36              0.97
                                         -------       ------            ------
Total from Investment Operations           (2.53)        0.26              0.97
                                         -------       ------            ------
LESS DISTRIBUTIONS:
Distributions from Net Realized
  Gain                                     (0.03)       (0.24)               --
                                         -------       ------            ------
Net Asset Value per Share, End of
  Period                                 $  8.43       $10.99            $10.97
                                         =======       ======            ======
Total Return                              (23.12)%       2.43%             9.70% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in
  thousands)                             $11,688       $4,174            $1,078
Ratio of Expenses to Average Net
  Assets                                    1.56%(3)     1.58%(3)          1.55% (2)(3)
Ratio of Net Investment (Loss) to
  Average Net Assets                       (1.14)%      (0.85)%              --(2) (4)
Portfolio Turnover Rate                    72.35%       77.09%            32.18% (1)

(1) FOR THE PERIOD JUNE 14, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 1.89% AND 6.09% FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001 AND 7.52% FOR THE PERIOD JUNE 14, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(4)  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS IS LESS THAN 0.01%.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO SMALL CAP VALUE FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
N CLASS
FINANCIAL HIGHLIGHTS

                                                      MAY 1, 2002
                                                    (COMMENCEMENT OF
                                                      OFFERING OF
                                                    N CLASS SHARES)
                                                        THROUGH
                                                    OCTOBER 31, 2002
                                                    ----------------
Net Asset Value per Share, Beginning of Period          $ 14.11
                                                        -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss) (5)                                 (0.05)
Net Realized and Unrealized (Loss) on Investments         (5.63)
                                                        -------
Total from Investment Operations                          (5.68)
                                                        -------
Net Asset Value per Share, End of Period                $  8.43
                                                        =======
Total Return                                             (40.26) (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                $    --(3)
Ratio of Expenses to Average Net Assets                    1.48% (2)(4)
Ratio of Net Investment (Loss) to Average Net
  Assets                                                  (0.89)% (2)
Portfolio Turnover Rate                                   72.35% (1)

(1) FOR THE PERIOD MAY 1, 2002 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 2002 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3)  AMOUNT ROUNDS TO LESS THAN $1 (IN THOUSANDS).
(4) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 10,222.16% FOR THE PERIOD MAY 1, 2002 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 2002.
(5)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO TECHNOLOGY FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                           NOVEMBER 1, 2000
                                                            (COMMENCEMENT
                                            YEAR ENDED      OF OPERATIONS)
                                            OCTOBER 31,        THROUGH
                                               2002        OCTOBER 31, 2001
                                            -----------    ----------------
Net Asset Value per Share, Beginning of
  Period                                      $  3.49          $ 10.00
                                              -------          -------
(LOSS) FROM INVESTMENT OPERATIONS:
Net Investment (Loss) (3)                       (0.06)           (0.07)
Net Realized and Unrealized (Loss) on
  Investments                                   (1.32)           (6.44)
                                              -------          -------
Total from Investment Operations                (1.38)           (6.51)
                                              -------          -------
Net Asset Value per Share, End of Period      $  2.11          $  3.49
                                              =======          =======
Total Return                                   (39.54)%         (65.10)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)      $   677          $   899
Ratio of Expenses to Average Net Assets          1.88%(2)         1.70% (1)(2)
Ratio of Net Investment (Loss) to
  Average Net Assets                            (1.87)%          (1.27)% (1)
Portfolio Turnover Rate                         66.34%           41.01%

(1)  ANNUALIZED.
(2) THE INVESTMENT ADVISOR HAS VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIAL STATEMENTS. HAD SUCH ACTION NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS, WOULD HAVE BEEN 12.93% FOR THE YEAR ENDED OCTOBER 31, 2002 AND 20.84% FOR THE PERIOD NOVEMBER 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.
(3)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO VALUE OPPORTUNITIES FUND
                                                                          [ICON]
--------------------------------------------------------------------------------
I CLASS
FINANCIAL HIGHLIGHTS

                                                                           NOVEMBER 3, 1997
                                                                            (COMMENCEMENT
                                       YEAR ENDED OCTOBER 31,               OF OPERATIONS)
                             ------------------------------------------        THROUGH
                               2002        2001       2000       1999      OCTOBER 31, 1998
                             --------    --------    -------    -------    ----------------
Net Asset Value per
  Share, Beginning of
  Period                     $  15.94    $  14.87    $ 11.23    $  9.24        $ 10.00
                             --------    --------    -------    -------        -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net Investment Income
  (Loss) (3)                    (0.06)      (0.01)      0.05      (0.01)            --
Net Realized and
  Unrealized Gain (Loss)
  on Investments                (2.67)       2.38       4.80       2.00          (0.75)
                             --------    --------    -------    -------        -------
Total from Investment
  Operations                    (2.73)       2.37       4.85       1.99          (0.75)
                             --------    --------    -------    -------        -------
LESS DISTRIBUTIONS:
Distributions from Net
  Investment Income                --       (0.06)        --         --          (0.01)
Distributions from Net
  Realized Gain                 (0.16)      (1.24)     (1.21)        --             --
                             --------    --------    -------    -------        -------
Total Distributions             (0.16)      (1.30)     (1.21)        --          (0.01)
                             --------    --------    -------    -------        -------
Net Asset Value per
  Share, End of Period       $  13.05    $  15.94    $ 14.87    $ 11.23        $  9.24
                             ========    ========    =======    =======        =======
Total Return                   (17.39)%     17.56%     47.19%     21.54%         (7.49)% (1)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)             $274,297    $347,960    $58,644    $30,238        $28,634
Ratio of Expenses to
  Average Net Assets             0.95%       1.02%      1.15%      1.18%          1.16% (2)
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets            (0.34)%     (0.04)%     0.41%     (0.10)%         0.05% (2)
Portfolio Turnover Rate         84.85%      75.80%    137.41%    140.07%         97.30% (1)

(1) FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998 AND NOT INDICATIVE OF A FULL YEAR'S OPERATING RESULTS.
(2)  ANNUALIZED.
(3)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

N CLASS
FINANCIAL HIGHLIGHTS

                                                       NOVEMBER 1, 2000
                                                       (COMMENCEMENT OF
                                                         OFFERING OF
                                          YEAR ENDED   N CLASS SHARES)
                                          OCTOBER 31,      THROUGH
                                             2002      OCTOBER 31, 2001
                                          -----------  ----------------
Net Asset Value per Share, Beginning of
  Period                                    $ 15.91        $ 14.85
                                            -------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net Investment (Loss) (2)                     (0.10)         (0.10)
Net Realized and Unrealized Gain (Loss)
  on Investments                              (2.66)          2.42
                                            -------        -------
Total from Investment Operations              (2.76)          2.32
                                            -------        -------
LESS DISTRIBUTIONS:
Distributions from Net Investment Income         --          (0.02)
Distributions from Net Realized Gain          (0.16)         (1.24)
                                            -------        -------
Total Distributions                           (0.16)         (1.26)
                                            -------        -------
Net Asset Value per Share, End of Period    $ 12.99        $ 15.91
                                            =======        =======
Total Return                                 (17.61)%        17.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)    $82,884        $56,327
Ratio of Expenses to Average Net Assets        1.23%          1.49% (1)
Ratio of Net Investment (Loss) to
  Average Net Assets                          (0.62)%        (0.62)%
Portfolio Turnover Rate                       84.85%         75.80%

(1) THE INVESTMENT ADVISOR HAD VOLUNTARILY AGREED TO REDUCE ITS FEE, OR TO PAY THE OPERATING EXPENSES OF THE FUND, TO THE EXTENT NECESSARY TO LIMIT THE ANNUAL ORDINARY OPERATING EXPENSES OF THE FUND AS DISCLOSED IN NOTE 5 OF THE NOTES TO THE FINANCIALS. HAD SUCH ACTIONS NOT BEEN TAKEN, TOTAL ANNUALIZED OPERATING EXPENSES, AS A PERCENTAGE OF THE AVERAGE NET ASSETS, WOULD HAVE BEEN 1.62% FOR THE YEAR NOVEMBER 1, 2000 (COMMENCEMENT OF OFFERING OF N CLASS SHARES) THROUGH OCTOBER 31, 2001.
(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TCW GALILEO FUNDS, INC.
                                                                          [ICON]
--------------------------------------------------------------------------------
U.S. EQUITIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Diversified Value Fund, TCW Galileo Earnings Momentum Fund, TCW Galileo Focused Large Cap Value Fund, TCW Galileo Growth Insights Fund, TCW Galileo Health Sciences Fund, TCW Galileo Income + Growth Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Opportunity Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Small Cap Value Fund, TCW Galileo Technology Fund, and TCW Galileo Value Opportunities Fund (the "TCW Galileo U.S. Equities Funds") (sixteen of twenty-eight funds comprising TCW Galileo
Funds, Inc.) as of October 31, 2002 and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods ended October 31, 2002 and 2001, and the financial highlights for each of the respective periods in the periods ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations for the year ended November 30, 2001 of TCW Galileo Diversified Value Fund, TCW Galileo Income + Growth Fund and TCW Galileo Opportunity Fund (formerly the SG Cowen Large Cap Value Fund, SG Cowen Income + Growth Fund and SG Cowen Opportunity Fund, respectively, and collectively referred to as the "Cowen Funds"), the statements of changes in net assets for each of the two years in the period ended November 30, 2001 and the financial highlights for each of the three years in the period ended November 30, 2001 of the Cowen Funds were audited by other auditors whose report, dated January 18, 2002, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights for the period January 2, 1998 (commencement of operations) through November 30, 1998 of the TCW Galileo Diversified Value Fund and each of the two years in the period ended November 30, 1998 of the TCW Galileo Income + Growth Fund and the TCW Galileo Opportunity Fund were also audited by other auditors whose report, dated January 8, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Galileo U.S. Equities Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

December 17, 2002
Los Angeles, California
147

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (UNAUDITED)

On account of the year ended October 31, 2002, the following fund paid a capital gain distribution within the meaning of Section 852(b)(3)(c) of the Internal Revenue Code. The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

                                                    AMOUNT PER
FUND                                                  SHARE
----                                                ----------
TCW Galileo Income + Growth Fund                     $  1.06

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For income tax preparation purposes, please refer to the calendar year end information you will receive from the Funds' transfer agent in January 2003.

                                                                          [ICON]
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the operations of the 28 Galileo Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

INDEPENDENT DIRECTORS

         NAME, ADDRESS,
            AGE AND                    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
      POSITION WITH FUNDS            LENGTH OF TIME SERVED            DURING PAST 5 YEARS               HELD BY DIRECTOR
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
 Norman Barker, Jr. (79)         Mr. Barker has served as a      Private Investor.               ICN Pharmaceuticals, Inc., TCW
 9601 Wilshire Blvd.             director since inception of                                     Convertible Securities Fund,
 Beverly Hills, CA. 90210        TCW Galileo Funds, Inc. in                                      Inc. (closed end fund).
 Director                        September 1992.

 Samuel P. Bell (66)             Mr. Bell has served as a        President, Los Angeles          Apex Mortgage Capital, Inc.
 333 South Hope Street           director of TCW Galileo Funds,  Business Advisors since 1996.   (real estate investment trust)
 Suite 1253                      Inc. since October 2002.        Previously Mr. Bell served as   and TCW Convertible Securities
 Los Angeles, CA. 90071                                          the Area Managing Partner of    Fund, Inc. (closed-end fund).
 Director                                                        Ernst & Young for the Pacific
                                                                 Southwest Area.

 Richard W. Call (77)            Mr. Call has served as a        Private Investor. Former        TCW Convertible Securities
 c/o Mayer, Brown & Platt        director of TCW Galileo Funds,  President of The Seaver         Fund, Inc. (closed-end fund).
 Counsel to the Independent      Inc. since February 1994.       Institute (a private
 Directors                                                       foundation).
 1675 Broadway
 New York, NY 10019
 Director

 Matthew K. Fong (48)            Mr. Fong has served as a        Of Counsel Sheppard, Mullin,    ESS Technology, Inc., American
 333 South Hope Street           director of TCW Galileo Funds,  Richter & Hamilton (law firm)   National Title, TCW
 Los Angeles, CA. 90071          Inc. since April 1999.          since 1999. From 1995 to 1998,  Convertible Securities Funds,
 Director                                                        Mr. Fong served as Treasurer    Inc. (closed-end fund);
                                                                 of the State of California.     Metropolitan West Capital
                                                                                                 Intrinsic Value Equity and
                                                                                                 International Value Equity
                                                                                                 Funds (mutual funds).

 John A. Gavin (71)              Mr. Gavin has served as a       Founder and Chairman of Gamma   Apex Mortgage Capital Inc.
 c/o Mayer, Brown & Platt        director of TCW Galileo Funds,  Holdings (international         (real estate investment
 Counsel to the Independent      Inc., since May 2001.           capital consulting firm).       trust), TCW Convertible
 Directors                                                                                       Securities Fund, Inc.
 1675 Broadway                                                                                   (closed-end fund). Hotchkis
 New York, NY 10019                                                                              and Wiley Funds (mutual funds)
 Director

 Patrick C. Haden (49)           Mr. Haden has served as a       General Partner, Riordan,       Elkay Plastics Co., Inc., Indy
 300 South Grand Avenue          director of TCW Galileo Funds,  Lewis & Haden (venture capital  Mac Mortgage Holdings
 Los Angeles, CA. 90071          Inc. since May 2001.            firm).                          (mortgage banking), Tetra
 Director                                                                                        Tech, Inc. (environmental
                                                                                                 consulting), TCW Convertible
                                                                                                 Securities Fund, Inc.
                                                                                                 (closed-end fund).

TCW GALILEO FUNDS, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS OF THE COMPANY (CONTINUED)

INTERESTED DIRECTORS

Each of these directors are "interested persons" of TCW Galileo Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

         NAME, ADDRESS,
            AGE AND                    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
      POSITION WITH FUNDS            LENGTH OF TIME SERVED            DURING PAST 5 YEARS               HELD BY DIRECTOR
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
 Marc I. Stern (57)              Mr. Stern has served as a       President and Director, The     Apex Mortgage Capital Inc.
 865 South Figueroa Street       director since inception of     TCW Group, Inc., Chairman, the  (real estate investment
 Los Angeles, CA. 90017          TCW Galileo Funds, Inc. in      Advisor, President and Vice     trust), Qualcomm Incorporated
 Chairman                        September 1992.                 Chairman, TCW Asset Management  (wireless communications).
                                                                 Company, Vice Chairman, Trust
                                                                 Company of the West.

 Thomas E. Larkin, Jr. (62)      Mr. Larkin has served as a      Vice Chairman, The TCW Group,   None.
 865 South Figueroa Street       director since inception of     Inc., the Advisor, TCW Asset
 Los Angeles, CA. 90017          TCW Galileo Funds, Inc., in     Management Company and Trust
 Director                        September 1992.                 Company of the West.

The officers of the Company who are not directors of the Company are:

                                        POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS                  WITH COMPANY              DURING PAST 5 YEARS (1)
 ------------------------------  ------------------------------  ------------------------------
 Alvin R. Albe, Jr. (48)*        President                       President and Director, the
                                                                 Advisor, Executive Vice
                                                                 President and Director of TCW
                                                                 Asset Management Company and
                                                                 Trust Company of the West;
                                                                 Executive Vice President, The
                                                                 TCW Group, Inc.

 Michael E. Cahill (51)*         Senior Vice President, General  Managing Director, General
                                 Counsel and Assistant           Counsel and Secretary, the
                                 Secretary                       Advisor, The TCW Group, Inc.,
                                                                 Trust Company of the West and
                                                                 TCW Asset Management Company.

 Charles W. Baldiswieler (43)*   Senior Vice President           Managing Director, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company.

 Dennis J. McCarthy (44)*        Senior Vice President           Senior Vice President, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company since October, 1999.
                                                                 Previously, Vice President
                                                                 with Founders Asset
                                                                 Management.

 Ronald R. Redell (31)*          Senior Vice President           Senior Vice President, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company since August, 2000.
                                                                 Previously, National Sales
                                                                 Manager with RS Investment
                                                                 Management (formerly Robertson
                                                                 Stephens).

                                                                          [ICON]
--------------------------------------------------------------------------------

                                        POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
        NAME AND ADDRESS                  WITH COMPANY              DURING PAST 5 YEARS (1)
 ------------------------------  ------------------------------  ------------------------------
 Philip K. Holl (52)*            Secretary                       Senior Vice President and
                                                                 Associate General Counsel, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company; Secretary to TCW
                                                                 Convertible Securities Fund,
                                                                 Inc.

 David S. DeVito (40)*           Treasurer                       Managing Director and Chief
                                                                 Financial Officer, the
                                                                 Advisor, Trust Company of the
                                                                 West and TCW Asset Management
                                                                 Company; Treasurer to TCW
                                                                 Convertible Securities Fund,
                                                                 Inc.

(1) POSITIONS WITH THE TCW GROUP, INC. AND ITS AFFILIATES MAY HAVE CHANGED OVER TIME.

  * ADDRESS IS 865 SOUTH FIGUEROA STREET, 18TH FLOOR, LOS ANGELES, CALIFORNIA 90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Advisor, is an Assistant Secretary of the Company and George N. Winn, Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor is Assistant Treasurer of the Company.

[GRAPHIC]

TCW GALILE0 FUNDS
OCTOBER 31, 2002

SHAREHOLDER INFORMATION

DIRECTORS AND OFFICERS

MARK I. STERN
Director and Chairman of the Board

NORMAN BARKER, JR.
Director

SAMUEL P. BELL
Director

RICHARD W. CALL
Director

MATTHEW W. FONG
Director

JOHN A. GAVIN
Director

PATRICK C. HADEN
Director

THOMAS E. LARKIN, JR.
Director

ALVIN R. ALBE, JR.
President

CHARLES W. BALDISWIELER
Senior Vice President

MICHAEL E. CAHILL
Senior Vice President,
General Counsel and Assistant Secretary

DENNIS J. MCCARTHY
Senior Vice President

RON R. REDELL
Senior Vice President

PHILIP K. HOLL
Secretary

HILARY G.D. LORD
Assistant Secretary

DAVID S. DEVITO
Treasurer

GEORGE WINN
Assistant Treasurer

INVESTMENT ADVISOR

TCW INVESTMENT MANAGEMENT COMPANY
865 South Figueroa Street
Los Angeles, California 90017
(213) 244-0000

CUSTODIAN & ADMINISTRATOR

INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

PFPC INC.
400 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

TCW BROKERAGE SERVICES
865 South Figueroa Street
Los Angeles, California 90017

INDEPENDENT AUDITORS

DELOITTE & TOUCHE, LLP
350 South Grand Avenue
Los Angeles, California 90071


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